                                                                  EXHIBIT 10.5.1

                                                                  EXECUTION COPY


================================================================================


                            PARTICIPATION AGREEMENT

                                   [TRUST 1]


                          Dated as of August 21, 1992

                                     among

                      HUGHES COMMUNICATIONS GALAXY, INC.,
                                       as Seller and Lessee,

                               ORION ONE, INC.,
                                       as Owner Participant,

                            STATE STREET BANK AND
                         TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                       as Owner Trustee,

                           WILMINGTON TRUST COMPANY,
                                       as Indenture Trustee,

                         HUGHES COMMUNICATIONS, INC.,
                                       as Initial Note Purchaser, and

                          BT SECURITIES CORPORATION,
                                       as Agent


                 1  Ku-band and 3 C-band Transponders aboard
                      Galaxy VII Communications Satellite
                                (HS-601 Series)

================================================================================

                               TABLE OF CONTENTS


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INTRODUCTION...............................................................    1


                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.     Terms Defined in this Agreement..........................    3


                                   ARTICLE II

                  Participations in Payment for Transponders
                  ------------------------------------------

SECTION 2.01.     Agreement to Participate.................................    3
SECTION 2.02.     Funding Notices..........................................    5
SECTION 2.03.     Closing Date; Sale of the
                    Transponders...........................................    6
SECTION 2.04.     Expiration of Obligations of
                    Participants...........................................    8
SECTION 2.05.     In-Service Date Appraisal................................    8
SECTION 2.06.     Funding on In-Service Date...............................    9
SECTION 2.07.     Defaulting Participant...................................    9
SECTION 2.08.     In-Service Date Adjustments
                    to Series B Notes......................................   11
SECTION 2.09.     In-Service Date Downward Adjustment
                    to Commitment if Series B Notes
                    Outstanding............................................   12
SECTION 2.10.     In-Service Date Adjustments to
                    Series A Notes.........................................   12
SECTION 2.11.     Series G Notes; Instruction
                    Certificate............................................   13
SECTION 2.12.     Deferred Equity Amount...................................   13
SECTION 2.13      Pricing Assumptions......................................   14


                                  ARTICLE III

                             Conditions Precedent
                             --------------------

SECTION 3.01.     Conditions Precedent to the
                    Obligations of Owner
                    Participant and Initial
                    Note Purchaser.........................................   14

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                                                                 Contents - p. 2


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SECTION 3.02.     Conditions Precedent to HCG's............................   25
                    and Seller's Obligations

                                  ARTICLE IV

                        Representations and Warranties
                        ------------------------------

SECTION 4.01.     Representations and Warranties
                    of Lessee and Seller...................................   26
SECTION 4.02.     [Intentionally Omitted]..................................   31
SECTION 4.03.     Representations and Warranties of
                    Owner Participant......................................   31
SECTION 4.04.     Representations and Warranties of
                    Trust Company..........................................   33
SECTION 4.05      Representations and Warranties
                    of Trust Company and Owner
                    Trustee................................................   35
SECTION 4.06      Representations and Warranties of
                    Indenture Trustee......................................   37
SECTION 4.07      Representations and Warranties by
                    Parties Concerning Offerings...........................   38
SECTION 4.08      Representations and Warranties of
                    Initial Note Purchaser.................................   39


                                   ARTICLE V

                                   Covenants
                                   ---------

SECTION 5.01.     Covenants of HCG.........................................   40
SECTION 5.02.     Covenants of Owner Participant...........................   48
SECTION 5.03.     Covenants of Trust Company...............................   51
SECTION 5.04.     Covenants of Indenture Trustee...........................   52
SECTION 5.05.     Additional Covenants.....................................   52
SECTION 5.06.     Covenants of Initial Note
                    Purchaser..............................................   57
SECTION 5.07.     Covenants to Enter into
                    Agreements.............................................   57
SECTION 5.08.     Pre-Lease Defaults.......................................   58
SECTION 5.09.     Special Election.........................................   63

                                                                 Contents - p. 3

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                                  ARTICLE VI

                              General Indemnity
                              -----------------

SECTION 6.01.     Payment of Expenses by Lessee ...........................   63
SECTION 6.02.     Exceptions ..............................................   67


                                  ARTICLE VII

                          General Indemnity for Taxes
                          ---------------------------

SECTION 7.01.     Indemnity ...............................................   69
SECTION 7.02.     Exceptions from Indemnity ...............................   70
SECTION 7.03.     Calculation of Indemnity
                    Payments ..............................................   74
SECTION 7.04.     Contest .................................................   74
SECTION 7.05.     Reports .................................................   77
SECTION 7.06.     Payment .................................................   78
SECTION 7.07.     Consolidated or Combined
                    Return ................................................   79


                                 ARTICLE VIII

                  Nature and Manner of Payment of Indemnities
                  -------------------------------------------

SECTION 8.01.     Effect of Other Indemnities .............................   79
SECTION 8.02.     Payments and Survival of
                    Indemnities ...........................................   79
SECTION 8.03.     No Guarantees, etc ......................................   80


                                   ARTICLE IX

                          Payment of Transaction Costs
                          ----------------------------

SECTION 9.01.     Transaction Costs .......................................   80
SECTION 9.02.     Amendments, Waivers, etc.;
                    On-Going Fees .........................................   81


                                   ARTICLE X

                             Mandatory Refinancing
                             ---------------------

SECTION 10.01.   Series A Notes and Series D
                   Notes ..................................................   82

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                                                                 Contents - p. 4

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SECTION 10.02.    Failure to Arrange Mandatory
                    Refinancing............................................   85
SECTION 10.03.    Series B Notes and Series C
                    Notes .................................................   86
SECTION 10.04.    Additional Conditions Precedent
                    to Refinancing ........................................   87


                                   ARTICLE XI

                                Purchase Options
                                ----------------

SECTION 11.01.    Rental Adjustment Purchase
                    Option.................................................   88
SECTION 11.02.    Option to Purchase.......................................   89
SECTION 11.03.    Notice of Election; Manner of
                    Purchase; Transfer After
                    Purchase...............................................   89
SECTION 11.04.    Notice of Election to Exchange...........................   92


                                  ARTICLE XII

                     Optional Refunding and Reoptimization
                     -------------------------------------

SECTION 12.01.    Refunding of Notes ......................................   92
SECTION 12.02.    Cooperation; Conditions .................................   93
SECTION 12.03.    Notice...................................................   95
SECTION 12.04.    Rights of Parties .......................................   95
SECTION 12.05.    Lease Rental Adjustments and
                    Adjustment of Factors in
                    Connection with Equity
                    Syndication ...........................................   95
SECTION 12.06     Lease Rental Adjustments and
                    Adjustment of Factors Subsequent
                    to In-Service Date ....................................  105
SECTION 12.07.    Confirmation of Adjustments;
                    Further Assurances ....................................  106
SECTION 12.08.    Compliance with Code ....................................  108


                                 ARTICLE XIII

                   Transfer of Owner Participant's Interest
                   ----------------------------------------

SECTION 13.01.    Restrictions on Transfer.................................  108
SECTION 13.02.    Transfers Permitted on or Prior to
                    the In-Service Date ...................................  109
SECTION 13.03.    Transfers Permitted After the
                    In-Service Date .......................................  113

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                                                                 Contents - p. 5

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SECTION 13.04.    Effect of Transfer.......................................  115
SECTION 13.05.    Cooperation..............................................  116


                                  ARTICLE XIV

                 Additional Rights and Obligations of Parties
                 --------------------------------------------

SECTION 14.01.    Rights Following Lease Term..............................  116
SECTION 14.02.    Hughes Agreements Liability..............................  116
SECTION 14.03.    Final Term Liabilities...................................  119


                                  ARTICLE XV

                                 Miscellaneous
                                 -------------

SECTION 15.01.    Confidentiality..........................................  119
SECTION 15.02.    Publicity................................................  123
SECTION 15.03.    Notices..................................................  124
SECTION 15.04.    Counterparts.............................................  125
SECTION 15.05.    Amendments...............................................  125
SECTION 15.06.    Parties in Interest......................................  125
SECTION 15.07.    Governing Law............................................  125
SECTION 15.08.    Method of Payment........................................  126
SECTION 15.09.    Severability.............................................  126
SECTION 15.10.    [Intentionally Omitted]..................................  126
SECTION 15.11.    [Intentionally Omitted]..................................  126
SECTION 15.12.    Complete Agreement.......................................  126
SECTION 15.13.    Limitation of Liability of Trust
                    Company................................................  126
SECTION 15.14.    Remedies.................................................  127
SECTION 15.15.    Survival of Agreement....................................  127
SECTION 15.16.    Intention of the Parties.................................  127

                                                                 Contents - p. 6

EXHIBIT A         -      Form of Trust Agreement
EXHIBIT B         -      Form of Purchase Agreement
EXHIBIT C         -      Form of Bill of Sale
EXHIBIT D         -      Form of Lease
EXHIBIT E         -      [Intentionally Omitted]
EXHIBIT F         -      Form of Indenture
EXHIBIT G         -      Form of Service Agreement
EXHIBIT H         -      Form of Guaranty Agreement
EXHIBIT I         -      Form of Consent and Agreement
EXHIBIT J-1       -      Owner Trustee Receipt
EXHIBIT J-2       -      Seller Receipt
EXHIBIT K         -      Form of Certificate of Acceptance
EXHIBIT L         -      Form of Defaulting Participant's Note
EXHIBIT M         -      Form of Owner Participant Guarantee
                           Agreement
EXHIBIT N         -      Form of Trust Company Guarantee
                           Agreement
EXHIBIT O         -      Form of Owner Participant Substitution
                           Agreement
EXHIBIT P         -      Form of Officer's Certificate of HCG as
                           to Location of Transponders
EXHIBIT Q         -      Amendment to the Tax Indemnification
                           Agreement

SCHEDULE I        -      Information on Lessee and Guarantor
SCHEDULE II       -      Information on Owner Participant, Owner
                         Trustee, Indenture Trustee, Initial Note
                         Purchaser and Agent
SCHEDULE III      -      Pricing Assumptions, etc.
SCHEDULE IV       -      Existing Leases and Use Agreements
SCHEDULE V        -      Proposed Tax Law Changes
SCHEDULE VI       -      Acceptable Transferees
SCHEDULE VII      -      Initial Lessor's Cost of Transponders,
                           Related Transaction Costs and Equity
                           Cap
SCHEDULE 3.01 (g) -      Required FCC Notifications and
                           Approvals

APPENDIX A        -      Definitions

                    PARTICIPATION AGREEMENT, dated as of August 21, 1992, among
               HUGHES COMMUNICATIONS GALAXY, INC., a California corporation ("HCG"), as Seller and Lessee, ORION ONE, INC., a Delaware corporation, as Owner Participant, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly set forth herein (and in such capacity, "Trust Company"), but solely in its capacity as Owner Trustee under the Trust Agreement, as Owner Trustee and as Lessor, HUGHES COMMUNICATIONS, INC., a California corporation, as Initial Note Purchaser, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee, and BT SECURITIES CORPORATION, a Delaware corporation, not in its individual capacity, but solely as Agent for Owner Participant and the Other Owner Participants.

                                 INTRODUCTION

          Owner Participant and Initial Note Purchaser propose to participate as provided in this Agreement in the financing of the costs of the purchase by Owner Trustee of the Transponders and certain related costs. Concurrently with the execution of this Participation Agreement, (a) Owner Participant and Trust Company are entering into the Trust Agreement providing, among other things, for beneficial ownership of Lessor's Estate by Owner Participant, (b) Guarantor is entering into the Guaranty Agreement providing for the guaranty by Guarantor of certain payment obligations and liabilities for money damages of HCG, Seller, Contractor and Lessee under the Operative Documents and the Hughes Agreements,
(c) Owner Participant Guarantor is entering into the Owner Participant Guarantee Agreement providing for the guaranty by Owner Participant Guarantor of certain payment obligations and liabilities for money damages of Owner Participant under the Operative Documents and the Defaulting Participant's Note and (d) Owner Trustee Parent Guarantor is entering into the Owner Trustee Parent Guarantee providing for the guaranty by Owner Trustee Parent Guarantor of certain obligations of Trust Company under the Trust Agreement.

          On the Closing Date, (a) Seller and Owner Trustee will enter into the Purchase Agreement, providing for the purchase of the Transponders by Owner Trustee from Seller, (b) Seller will confirm that, as agent on behalf of Owner Trustee, it will arrange for the Transponders aboard the Satellite to be shipped to the Launch Site, (c) Owner Trustee and Indenture Trustee will enter into the Indenture providing for the issuance of Notes, the proceeds of which will be used to finance or refinance a portion of Lessor's Cost of the Transponders and Transaction Costs, (d) Owner Trustee will issue the Series A Notes to the Initial Note Purchaser and will use the proceeds therefrom to purchase the Transponders under the Purchase Agreement for 100% of Initial Lessor's Cost thereof, subject to adjustment as provided herein, (e) Owner Trustee will issue the Series D Notes to the Initial Note Purchaser and will use the proceeds therefrom to pay all Transaction Costs due and payable on the Closing Date, (f) the parties to the Consent and Agreement will enter into the Consent and Agreement, (g) HCG and Owner Participant will enter into the Tax Indemnification Agreement providing for the indemnification of Owner Participant by Lessee and
(h) Hughes Services and Owner Trustee will enter into the Service Agreement providing for the furnishing of certain services by Hughes Services to Owner Trustee with respect to each Transponder.

          If the Debt Refinancing Date should occur prior to the In-Service Date, then on the Debt Refinancing Date, (a) the Series A Notes then outstanding will be refinanced with the proceeds of Series B Notes and Series C Notes to be issued by Owner Trustee and (b) the Series D Notes then outstanding will be refinanced with the proceeds of Series E Notes to be issued by Owner Trustee.

          On the In-Service Date, (a) any necessary adjustments to Lessor's Cost will be made pursuant to the In-Service Date Appraisal, (b) Owner Participant will fund (i) its Commitment, the proceeds of which will be used to refund the Series C Notes (or a portion of the Series A Notes if the Series A Notes have not been refinanced) and (ii) the amount necessary to refund the Series E Notes (or the Series D Notes if the Series D Notes have not been refinanced), (c) Lessee and Lessor will enter into the Lease providing for lease of the Transponders by Lessor to Lessee and (d) certain adjustments to the purchase price of the Transponders under the Purchase Agreement may be made.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01. Terms Defined in this Agreement. Except as otherwise
                        -------------------------------
defined herein, capitalized terms used herein, for all purposes hereof, shall have the respective meanings assigned thereto in Appendix A, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                  Participations in Payment for Transponders
                  ------------------------------------------

          SECTION 2.01. Agreement to Participate. Subject to the terms and
                        ------------------------
conditions of this Agreement including, without limitation, any adjustments required by Section 2.08, 2.09 or 2.10, and in reliance on the representations and warranties contained herein or made pursuant hereto:

          (a)  Participation by Initial Note Purchaser on the Closing Date. On
               -----------------------------------------------------------
     the Closing Date, Initial Note Purchaser shall participate in the financing of:

          (i) Lessor's Cost for each Transponder by making a secured loan to Owner Trustee in the amount of Initial Lessor's Cost set forth opposite such Transponder on Schedule VII (each, a "Series A Loan" and collectively, the "Series A Loans"), each Series A Loan to be evidenced by a Series A
     Note issued by Owner Trustee in the principal amount of such Series A Loan; the proceeds of each Series A Loan will be used by Owner Trustee to purchase the related Transponder from Seller pursuant to the Purchase Agreement for an amount equal to 100% of Initial Lessor's Cost thereof; and

          (ii) Transaction Costs with respect to each Transponder due and payable on or prior to the Closing Date by making a secured loan to Owner Trustee in the amount of Transaction Costs set forth opposite such

     Transponder on Schedule VII (each, a "Series D Loan" and collectively, the "Series D Loans"), each Series D Loan to be evidenced by a Series D Note issued by Owner Trustee in the principal amount of such Series D Loan; the proceeds of each Series D Loan will be used by Owner Trustee to pay all Transaction Costs with respect to the related Transponder due and payable on or prior to the Closing Date.

          (b)  Participation by Owner Participant on the In-Service Date. On the
               ---------------------------------------------------------
     In-Service Date, Owner Participant shall participate in the payment of Lessor's Cost for each Transponder by making an equity investment in each such Transponder through the trust created by the Trust Agreement in an amount equal to its Commitment therefor, the proceeds of which will be used by Owner Trustee to refund to the greatest extent possible the principal of and accrued interest on the outstanding Series C Note (or the portion of the principal of and accrued interest on the outstanding Series A Note as provided in Section 2.10, if the Series A Notes have not been refinanced) related to such Transponder and, if applicable, for the payment by Owner Trustee to Seller of an upward adjustment to the purchase price of such Transponder pursuant to Section 2.06(a). On the In-Service Date, Owner Participant shall also pay certain Transaction Costs of each Transponder by making available for such purposes to Owner Trustee the sum of (x) an amount equal to the principal of and accrued interest on the outstanding Series E Note(s) (or the outstanding Series D Note(s) (if the Series D Note(s) have not been refinanced) related to such Transponder, which amount will be used by Owner Trustee to refund the Series E Note(s) (or Series D Note(s), as appropriate) related to such Transponder and (y) the Transaction Costs related to such Transponder due and payable on the In-Service Date. Notwithstanding anything to the contrary contained herein, the aggregate amount for all Transponders of (i) Owner Participant's Commitment, plus (ii) the Deferred Equity Amount, plus (iii) Transaction Costs to be paid by Owner Participant (whether paid directly or through the repayment of Series D Notes or Series E Notes), shall in no event exceed the aggregate dollar amount set forth on Schedule VII as the equity cap (the "Equity Cap").

          (c)  Participation by Initial Note Purchaser after the Closing Date.
               --------------------------------------------------------------
     From time to time after the Closing

     Date and prior to the earlier to occur of the Debt Refinancing Date and the In-Service Date, Initial Note Purchaser shall participate in the financing of Transaction Costs for each Transponder not paid on or prior to the Closing Date by making additional Series D Loans in the amount thereof. Each such additional Series D Loan shall be (i) in the amount requested by Owner Trustee and approved by HCG pursuant to Section 9.01, (ii) advanced in accordance with Section 9.01 within three Business Days of written request therefor and (iii) evidenced by an additional Series D Note to be
     (x) issued to Initial Note Purchaser by Owner Trustee under, and pursuant to the terms of, the Indenture, (y) dated and authenticated the date of issuance thereof and (z) in the aggregate principal amount of such additional Series D Loan. The proceeds of each additional Series D Loan will be used by Owner Trustee to pay all Transaction Costs with respect to the related Transponder due and payable after the Closing Date and prior to the earlier of the Debt Refinancing Date and the In-Service Date.

          SECTION 2.02.  Funding Notices. (a) HCG will furnish Owner Trustee,
                         ---------------
Owner Participant, Indenture Trustee and Initial Note Purchaser with at least three Business Days' prior written notice of the date on which Initial Note Purchaser shall make the Series A Loans and the initial Series D Loans available to Owner Trustee and Owner Trustee shall purchase the Transponders pursuant to the Purchase Agreement from Seller (the "Closing Date"), which notice shall also include the amounts of the Series A Loan and the Series D Loan to be made available by Initial Note Purchaser for each such Transponder (which shall be equal to Initial Lessor's Cost for each such Transponder plus the Transaction
                                                         ----
Costs due and payable on the Closing Date attributable thereto, respectively).

          (b) As promptly as practicable after the launch of the Satellite, but in no event less than the greater of five days and three Business Days prior to the proposed In-Service Date, HCG will furnish Owner Trustee, Owner Participant and Indenture Trustee with written notice of the In-Service Date, which notice shall also include (i) anticipated Lessor's Cost for each Transponder (based upon the draft In-Service Date Appraisal), (ii) the anticipated amount of the Commitment to be made available by Owner Participant for each Transponder and application of the proceeds thereof, (iii) the amount of outstanding principal and accrued interest on the Notes related to each

Transponder as of the proposed In-Service Date, (iv) the anticipated amounts and nature of any adjustments to be made pursuant to Section 2.08, 2.09 or 2.10 and
(v) an estimate of Transaction Costs to be payable on the In-Service Date by Owner Participant pursuant to Section 9.01.

          (c) The parties may waive any of the requirements of the foregoing notices, and the consummation of the transactions contemplated hereby on the Closing Date (with respect to the notices required by paragraph (a)) and on the In-Service Date (with respect to the notices required by paragraph (b)) shall constitute conclusive evidence of any such waiver.

          SECTION 2.03.  Closing Date; Sale of the Transponders.  (a) Initial
                         --------------------------------------
Note Purchaser shall make the Series A Loans and the Series D Loans available to Owner Trustee through wire transfer, to the account designated in Schedule II, of immediately available funds by 12:00 p.m., New York time on the Closing Date proposed by HCG in accordance with Section 2.02(a).

          (b) If the sale of the Transponders does not occur by 6:00 p.m., New York time on the proposed Closing Date, all funds which have been made available by Initial Note Purchaser shall, until disbursement thereof in accordance with the terms of this Agreement upon the sale of the Transponders, or until returned to Initial Note Purchaser, be invested in such Permitted Investments as are directed by HCG and are then available for investment.

          (c) Owner Participant and Initial Note Purchaser hereby authorize and direct Owner Trustee to make payment on the Closing Date (and from time to time thereafter, as provided in (y) below) of (x) Initial Lessor's Cost for the Transponders to Seller and (y) Transaction Costs due and payable on the Closing Date (and thereafter through the day next preceding the earlier to occur of the Debt Refinancing Date and the In-Service Date) to the Persons to whom such Transaction Costs are owed in accordance with Section 9.01, in each case by transfer of immediately available funds from the proceeds of the Series A Loans and the Series D Loans, respectively, received by Owner Trustee at such time as Seller shall sell the Transponders (and thereafter from time to time as provided herein); provided that (i) in the case of Owner Participant, upon sale of the
         --------
Transponders, all conditions precedent to the obligations of Owner Participant specified in Section 3.01 shall have been satisfied (or waived) to the satisfaction of Owner Participant and Owner

Participant shall have so notified Owner Trustee and (ii) in the case of Initial Note Purchaser, upon sale of the Transponders, all conditions precedent to the obligations of Initial Note Purchaser specified in Section 3.01 shall have been satisfied (or waived) to the satisfaction of Initial Note Purchaser and Initial Note Purchaser shall have so notified Owner Trustee and (iii) such sale is effected not later than the Cut-off Time. If Owner Participant and Initial Note Purchaser notify Owner Trustee and HCG either orally or in writing on such day that Initial Lessor's Cost for the Transponders and Transaction Costs may be paid, such conditions shall be deemed satisfied or waived with respect to Owner Participant and Initial Note Purchaser, respectively, for purposes hereof.

          (d) On the Closing Date, Owner Trustee shall execute, and Indenture Trustee shall authenticate and deliver to Initial Note Purchaser, the Series A Notes and the initial Series D Notes, which (i) shall be issued in the aggregate amount of the Series A Loans and the initial Series D Loans, respectively, and in such respective maturities as are provided in the Indenture, (ii) shall bear interest at such rate as is specified in the Indenture, (iii) shall be issued in such form and on such terms as are specified in the Indenture, (iv) shall be dated and authenticated as of the Closing Date and shall bear interest therefrom and (v) shall be issued in such names as Initial Note Purchaser may request.

          (e) On the Closing Date, (i) Owner Trustee shall take title to, and accept delivery of, each Transponder from Seller upon delivery thereof by Seller pursuant to the Purchase Agreement (Owner Trustee hereby appointing HCG as its representative to accept such Transponder on its behalf and HCG hereby accepting such appointment), (ii) Seller will confirm that, as agent on behalf of Owner Trustee, it will arrange for the Transponders aboard the Satellite to be shipped to the Launch Site, (iii) using the proceeds of each Series A Loan, Owner Trustee will purchase the related Transponder for an amount equal to 100% of Initial Lessor's Cost therefor and (iv) using the proceeds of each Series D Loan, Owner Trustee will pay all Transaction Costs due and payable on the Closing Date with respect to the related Transponder.

          (f) On the Closing Date, HCG shall accept each Transponder on behalf of Owner Trustee by delivery of a Certificate of Acceptance in the form of Exhibit K.

          (g) The closings for the transactions contemplated hereby shall take place at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019, or such other place as the parties hereto shall agree.

          SECTION 2.04.  Expiration of Obligations of Participants.
                         -----------------------------------------
Notwithstanding any provision to the contrary contained herein, the obligation of the parties hereto to enter into the Operative Documents and the Hughes Agreements and to consummate the transactions contemplated hereby and thereby, shall expire if the Closing Date shall not have occurred by the Cut-off Time.

          SECTION 2.05.  In-Service Date Appraisal.  As promptly as practicable
                         -------------------------
after the launch of the Satellite, but in no event less than the greater of five days and three Business Days prior to the In-Service Date, Agent, Owner Participant and Seller shall have received from the Independent Appraiser a draft of an amendment to the Appraisal to be delivered in final form on the In-Service Date, in respect of which Consulting Appraiser shall have been permitted to consult with Independent Appraiser, reasonably satisfactory in form and substance to Agent and Seller (the "In-Service Date Appraisal") stating whether or not, on the In-Service Date, the conclusions of the Appraisal are true or whether there are necessary amendments to the conclusions of the Appraisal. Such amendments, if any, to the conclusions of the Appraisal shall be based solely on changes in the assumptions regarding the physical characteristics (including any downward adjustment to fuel made by HCG pursuant to Section 5.05(g) and including defects) of the Satellite and the Transponders manifesting themselves following the launch (which characteristics are referred to in Appendix D to the Appraisal), and may not take into account any factors or conditions whatsoever other than the physical characteristics described above; in particular, all other assumptions and methodologies will remain constant. If there are adjustments to the Appraisal conclusions, then Lessor's Cost, the Basic Term, Fair Market Sales Value on the EBO Date and Fair Market Sales Value at the end of the Basic Term shall be adjusted, as appropriate; provided that Lessor's Cost
                                                     --------
derived from the In-Service Date Appraisal for any Transponder will not increase by more than 10% of Lessor's Cost derived from the Appraisal and the Lease Term Will not be extended beyond 11-1/2 years.

          SECTION 2.06.  Funding on In-Service Date. Subject to the Equity Cap,
                         --------------------------
on the In-Service Date:

          (a) Owner Participant shall make available to Owner Trustee the full amount of its Commitment for each Transponder owned by Owner Trustee, and the proceeds of such funding will be used by Owner Trustee to repay, to the greatest extent possible, the principal of and accrued interest on the Series C Notes (or the portion of the Series A Notes as provided in Section 2.10, if the Series A Notes have not been refinanced), and the balance, if any, will be paid by Owner Trustee to Seller as an upward adjustment to the purchase price of the Transponders.

          (b) Owner Participant shall make available to Owner Trustee an amount with respect to each Transponder equal to the sum of (i) the principal of, Variable Amount, if any, and accrued interest on the outstanding Series E Note (or the principal of and accrued interest on the outstanding Series D Note(s) if the Series D Notes have not been refinanced) related to such Transponder and (ii) the Transaction Costs related to such Transponder due and payable in accordance with Section 9.01 on the In-Service Date, and the proceeds of such funding will be used by Owner Trustee on the In-Service Date to refund in full the Series E Note(s) (or the Series D Note(s) if the Series D Note(s) have not been refinanced) related to such Transponder and to pay the Transaction Costs related to such Transponder due and payable in accordance with Section 9.01.

          (c) The funding described in paragraphs (a) and (b) above shall be made by wire transfer of immediately available funds to the account specified by Owner Trustee by 12:00 p.m., New York time, on the In-Service Date.

          SECTION 2.07.  Defaulting Participant.  (a) If Owner Participant shall
                         ----------------------
fail to make all or any portion of the payments required by Sections 2.06(a) and
(b) in respect of any Transponder available to Owner Trustee hereunder on the In-Service Date (Owner Participant, for the purpose of this Section 2.07, being called "Defaulting Participant", such failure being called a "Commitment Funding Default" and the amount in respect of which such failure has occurred being called the "Defaulted Amount"), Owner Trustee shall promptly give each party hereto telephonic notice (to be confirmed promptly in writing) of such Commitment Funding

Default and the Defaulted Amount. In such event, unless (i) (A) such Commitment Funding Default resulted from a mechanical problem in an otherwise timely wire transfer, (B) the Defaulted Amount is received by Owner Trustee no later than 12:00 p.m. on the Business Day next following the day on which such amount should have been received and (C) there is no change in the In-Service Date (notwithstanding such delay in payment) or (ii) with Lessee's consent, Agent or an Affiliate of Agent that would be, or has its obligations guaranteed by, a Permitted Institution (on behalf of Defaulting Participant) cures in full such Commitment Funding Default by 12:00 p.m. on the third Business Day after the In-Service Date, then HCG shall advance to Defaulting Participant and, on behalf of Defaulting Participant, pay to Owner Trustee, the Defaulted Amount. The Person effecting any cure pursuant to this Section 2.07(a) shall pay to Owner Trustee (and Owner Trustee shall pay to Indenture Trustee upon receipt), in addition to the Defaulted Amount, the amount of any interest accrued on the Series C Notes (or, if the Series A Note has not been refinanced, that portion of the Series A Note that was to be refinanced with the Commitment on the In-Service Date) and the Series E Note(s) (or, if the Series D Notes have not been refinanced, the Series D Note(s)) from the In-Service Date to but not including the date of such cure, and such interest shall not constitute Transaction Costs (and the payment of such interest shall not result in any Rental Adjustment) or be included in any calculation of the Equity Cap.

          (b) If HCG advances the Defaulted Amount, such advance shall constitute a demand recourse loan to Defaulting Participant which shall be evidenced by Defaulting Participant's Note. In addition, in the event of such advance by HCG in respect of a Commitment Funding Default, (i) because HCG and Owner Participant agree that it is difficult to ascertain the damages that will be suffered by HCG as a result of such Commitment Funding Default, HCG and Owner Participant agree that Defaulting Participant shall pay liquidated damages to HCG in an amount equal to 10% of Lessor's Cost of the Transponders in respect of which such Commitment Funding Default occurred (it being understood that in the case of a partial funding of the Commitment with respect to a Transponder, Lessor's Cost of such Transponder for the purposes of this clause (i) shall be reduced by the amount of such partial funding), (ii) Lessee shall have the right to offset the amount due and owing under the Defaulting Participant's Note and such liquidated damages against any payment payable by Lessee to

Owner Trustee or Defaulting Participant under any Operative Document other than any portion of any payment if such payment shall have been assigned to Indenture Trustee and the Indenture shall provide that such portion is to be applied to any amount due from Owner Trustee to the Noteholders in the absence of an Indenture Default or an Indenture Event of Default, (iii) the Tax Indemnification Agreement without any action by any Person automatically shall cease to be in force and shall become null and void ab initio and (iv)
                                                    -- ------
Defaulting Participant shall not have the right to transfer its interest in Lessor's Estate without the prior written consent of Lessee, which consent may be withheld by Lessee in its sole discretion.

          (c) If any Commitment Funding Default is cured pursuant to Section 2.07(a)(i) or (ii), and if on the In-Service Date there would have been an upward adjustment to the purchase price of the Transponders pursuant to Section 2.01(b), then the Person curing such Commitment Funding Default shall also pay to Owner Trustee (and Owner Trustee shall pay to Seller) an amount equal to interest on the amount of such upward adjustment, computed at the Prime Rate from and including the In-Service Date to but excluding the date of such cure.

          SECTION 2.08.  In-Service Date Adjustments to Series B Notes.  (a) If
                         ---------------------------------------------
the sum of the principal amount of the Series B Notes outstanding with respect to a Transponder on the In-Service Date plus the amount of interest accrued thereon to but excluding the In-Service Date exceeds the Debt Commitment (as determined on the In-Service Date) with respect to such Transponder, then, on the In-Service Date, such excess will be at the option of Lessee, either (i) exchanged, in accordance with Section 2.13 of the Indenture, for unsecured notes of HCG or Lessee, if Lessee is then a Subsidiary of GMHE, to be issued under a new indenture, guaranteed by GMHE pursuant to a guarantee in the form required by the Indenture, or (ii) if permitted by the terms of the Series B Notes, prepaid by Lessor on the In-Service Date with funds provided by Seller to Owner Trustee (which funds Seller hereby agrees to provide) as a downward adjustment to the purchase price of the Transponders.

          (b) If the Debt Commitment (as determined on the In-Service Date) with respect to a Transponder exceeds the sum of the principal amount of the Series B Notes outstanding with respect to such Transponder on the In-Service Date plus the amount of interest accrued thereon to but excluding the In-Service Date, then, on the In-Service Date, (i) Lessee shall arrange for Owner Trustee to issue and sell additional Series B Notes or Series F Notes (which Series B Notes or Series F Notes Owner Trustee hereby agrees to issue on the In-Service Date) with respect to such Transponder in an aggregate principal amount equal to such excess and (ii) the proceeds of such sale of additional Series B Notes or Series F Notes shall be paid by Owner Trustee (to the extent such proceeds are actually received by Owner Trustee) to Seller upon receipt as an upward adjustment to the purchase price of such Transponder.

          SECTION 2.09.  In-Service Date Downward Adjustment to Commitment if
                         ----------------------------------------------------
Series B Notes Outstanding.  If after giving effect to any adjustment required
--------------------------
to be made in Section 2.08(a), the sum of the principal amounts of the Series B Notes and the Series C Notes outstanding with respect to a Transponder on the In-Service Date plus the aggregate accrued interest thereon to but excluding the In-Service Date exceeds Lessor's Cost (as determined on the In-Service Date) for such Transponder, Seller shall make a refund payment to Owner Trustee in the amount of such excess as a downward adjustment to the purchase price of such Transponder, which refund shall be used by Owner Trustee on that date to pay the excess, if any, of the sum of the principal of and accrued interest on the Series C Notes with respect to such Transponder over the amount of the Commitment (as determined on the In-Service Date) for such Transponder.

          SECTION 2.10.  In-Service Date Adjustments to Series A Notes.  If the
                         ---------------------------------------------
Series A Notes with respect to a Transponder shall not have been refinanced prior to the In-Service Date, then, on the In-Service Date, all or a portion of the Commitment for such Transponder will be used by Owner Trustee to redeem a portion of the principal amount of Series A Notes (including accrued interest thereon) then outstanding with respect to such Transponder such that the principal amount of Series A Notes (including accrued interest thereon) remaining outstanding with respect to such Transponder after such redemption shall equal the Debt Commitment as determined on the In-Service Date for such Transponder. If the amount of the Commitment for such Transponder is insufficient to effect such redemption to reduce the principal amount of Series A Notes (including accrued interest thereon) then outstanding with respect to such Transponder to an amount equal to the Debt Commitment for such Transponder, then Seller shall make a refund payment to Owner Trustee, as a downward adjustment to the purchase price of such Transponder, in the amount required to complete such redemption and Owner Trustee shall use such funds to complete such redemption on the In-Service Date. If the amount of the Commitment for such Transponder shall exceed the amount necessary to effect such redemption to reduce the principal amount of Series A Notes (including accrued interest thereon) then outstanding with respect to such Transponder to an amount equal to the Debt Commitment for such Transponder, then, after effecting such redemption, Owner Trustee shall pay on the In-Service Date the balance of the Commitment for such Transponder to Seller as an upward adjustment to the purchase price of such Transponder.

          SECTION 2.11.  Series G Notes; Instruction Certificate.  (a) If the
                         ---------------------------------------
Series A Notes shall not have been refinanced prior to the In-Service Date, then, on and after the In-Service Date Lessee may arrange for the issuance by Owner Trustee of Series G Notes to refinance the then outstanding principal of the Series A Notes and any interest accrued thereon to but not including the In-Service Date, in accordance with the terms and conditions of the Indenture (including, without limitation Section 2.3(a)(vii) thereof) and Article X hereof.

          (b) Owner Trustee, at the direction of Owner Participant, shall execute and deliver to Indenture Trustee an Instruction Certificate whenever the provisions of the Indenture require the delivery to Indenture Trustee of such a certificate.

          SECTION 2.12.  Deferred Equity Amount.  (a) Subject to Section
                         ----------------------
2.12(b), on any date between the In-Service Date and the Basic Term Commencement Date on which a payment of principal of or interest on any of the Notes is due as referred to in Section 3(b)(i)(A) or 3(c)(ii) of the Lease, Owner Participant shall provide Owner Trustee with the Deferred Equity Amount equal to the amount of principal of and interest on such Notes due and payable on such date or dates, other than the amount required to be paid by Lessee pursuant to the last sentence of Section 3(b)(i)(B) of the Lease on the Interim Rent Payment Date.

          (b) To the extent any funding of the Deferred Equity Amount by Owner Participant, when combined with the other payments required to be funded by Owner Participant pursuant to Section 2.01(b) (without giving effect to the final sentence thereof) or Section 9.01 (without giving effect to the second sentence of Section 9.01(b)), would exceed the Equity Cap, Lessee shall pay the amount of such excess to Lessor as Supplemental Rent on an After-Tax Basis.

          SECTION 2.13.  Pricing Assumptions.  The pricing assumptions, the
                         -------------------
basis for the calculation of Scheduled Rent, Stipulated Loss Value, Termination Value, the Deferred Equity Amount and the EBO Amount, and the amounts thereof, and the EBO Date shall be as set forth in Schedule III hereto, as the same may be modified pursuant to the provisions of this Agreement.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

          SECTION 3.01.  Conditions Precedent to the Obligations of Owner
                         ------------------------------------------------
Participant and Initial Note Purchaser.  The obligation of Owner Participant on
--------------------------------------
the Closing Date to enter into and to cause Owner Trustee to enter into the Operative Documents to be entered into by such Persons on the Closing Date and of Initial Note Purchaser to make available the Series A Loan and the Series D Loan with respect to each Transponder on the Closing Date shall be subject to the fulfillment to the satisfaction of, or waiver by, such Person prior to or on the Closing Date, of the following conditions precedent (except that (i) the obligation of any party shall not be subject to such party's own performance or compliance, (ii) the conditions specified in clause (ii) of Section 3.01(i) and in Section 3.01(1) (other than the last sentence thereof) and Section 3.01(v) need be fulfilled only to the satisfaction of, or waiver by, Owner Participant and (iii) the conditions specified in the last sentence of Section 3.01(1) need be fulfilled only to the satisfaction of, or waiver by, Initial Note Purchaser):

          (a)  Notice.  Receipt of the notice referred to in Section 2.02(a).
               ------

          (b)  Receipts.  Receipts, substantially in the form of Exhibits J-l,
               --------
     J-2 and K hereto, dated the Closing Date, shall have been duly executed and delivered by (i) Owner Trustee evidencing receipt of the Series A Loan and the Series D Loan with respect to each Transponder from Initial Note Purchaser, (ii) Seller to Owner Trustee evidencing payment to Seller of Initial Lessor's Cost for the Transponders and (iii) HCG certifying acceptance pursuant to the

     Certificate of Acceptance of the Transponders on behalf of Owner Trustee.

          (c)  Legality.  No change shall have occurred under Applicable Law
               --------
     since the date hereof which, in the opinion of Initial Note Purchaser, Owner Participant, Seller, Hughes Services, Guarantor or Lessee, as the case may be, shall or would make it illegal or unduly burdensome for such Person to participate in any of the transactions contemplated by the Operative Documents and the Hughes Agreements.

          (d)  Insurance.  Receipt of evidence reasonably satisfactory to Owner
               ---------
     Participant and Initial Note Purchaser of the liability and casualty or life insurance, if any, in effect on the Closing Date; provided that a
                                                            --------
     certificate of an officer of Lessee to that effect shall constitute such satisfactory evidence.

          (e)  Material Adverse Change.  Since June 30, 1992, there has been no
               -----------------------
     material adverse change in GMHE's consolidated financial condition, operations, business, or properties, except as may be disclosed in General Motors Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

          (f)  Litigation.  No action, proceeding or investigation shall have
               ----------
     been instituted nor shall governmental action before any Governmental Body be threatened, nor shall any Order have been issued or proposed to be issued by any Governmental Body at the time of the Closing Date to set aside, restrain, enjoin or prevent the consummation of any of the transactions contemplated by this Agreement or by the other Operative Documents and the Hughes Agreements.

          (g)  Consents and Approvals.  Except as set forth in Schedule 3.01(g):
               ----------------------
     All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any Governmental Body or by or from any trustee or holder of indebtedness or obligations of Seller, Hughes Services, Guarantor or Lessee, that are necessary or, in the opinion of Owner Participant or Initial Note Purchaser or their respective special counsel or their respective special FCC counsel, advisable in order that the Transponders may be operated for their intended purpose in connection with the transactions contemplated by the Operative Documents and the Hughes Agreements shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained shall have expired or no review may be obtained or appeal therefrom taken and shall be adequate to authorize the consummation of the transactions contemplated by the Operative Documents and the Hughes Agreements, and the performance by the parties of their respective obligations thereunder; and HCG shall have received due authorization from the FCC to operate the Satellite, which authorization shall not be subject to any pending proceedings (administrative, judicial or otherwise) and shall not contain any restrictions therein, other than those which in the opinion of special FCC counsel for each of Owner Participant and Initial Note Purchaser are customary for authorizations of such kind.

          (h)  Exemption from Regulation.  Initial Note Purchaser, Indenture
               -------------------------
     Trustee, Owner Participant, Owner Trustee and any Affiliate of any thereof shall have obtained all appropriate regulatory or other governmental approvals, licenses or permits of any kind required for their participation in the transactions contemplated by the Operative Documents and the Hughes Agreements and Initial Note Purchaser, Indenture Trustee, Owner Participant, Owner Trustee and each Pass Through Trustee, if any, and their respective Affiliates shall not be subject solely by reason of the transactions contemplated by the Operative Documents and the Hughes Agreements to regulation (i) under the Communications Act, except for direct or derivative obligations to furnish nonburdensome information routinely required of similarly situated Persons or obligations that Lessee has undertaken under any of the Operative Documents or Hughes Agreements or
     (ii) as an entity offering common carrier communications services or engaged in the use or operation of any apparatus for the transmission of energy, communications or signals by radio by any Federal, state or local regulatory office, commission or agency.

          (i)  Authorization, Execution and Delivery of Documents.  The
               --------------------------------------------------
     following documents shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect on the Closing Date without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any thereof, and an executed counterpart of each thereof shall have been delivered to Initial Note Purchaser, Indenture Trustee, Owner Trustee, Lessee, Seller, Hughes Services, Guarantor, Owner Participant, and their respective counsel; provided, however, that the Tax Indemnification Agreement shall be
     --------  -------
     delivered to Lessee and Owner Participant and their respective counsel only and the Fourth Quarter Tax Letter shall be delivered only to Owner Participant and its counsel:

                  (i) this Agreement;

                 (ii) the Tax Indemnification Agreement;

                (iii) the Indenture;

                 (iv) the Purchase Agreement;

                  (v) the Guaranty Agreement;

                 (vi) the Trust Agreement;

                (vii) the Bill of Sale;

               (viii) the Service Agreement;

                 (ix) the Consent and Agreement;

                  (x) the Owner Trustee Parent Guarantee;

                 (xi) the Owner Participant Guarantee Agreement; and

                (xii) the Fourth Quarter Tax Letter.

          (j)  Transponders.  On the Closing Date, Owner Trustee shall have
               ------------
     received good and marketable title to each of the Transponders, free and clear of all Liens other than Permitted Liens described in clause (a) of the definition thereof and, in respect of Indenture Trustee, Liens created by Indenture Trustee, and, in respect of Owner Participant, Liens created by

     Owner Participant or Trust Company, in each case as described in clause (b) of the definition thereof, and Seller shall have furnished notice of delivery in accordance with the provisions of the Purchase Agreement.

          (k)  Filings and Recordings.  All Uniform Commercial Code financing
               ----------------------
     statements and other documents, if any, or memoranda in respect thereof, necessary or advisable, in the reasonable opinion of Indenture Trustee, Initial Note Purchaser and Owner Participant (as specified by such Person or its special counsel), to establish, confirm and protect the right, title and interest of Owner Trustee in and to the Transponders, and, in the reasonable opinion of Initial Note Purchaser and Owner Participant (as specified by such Person or its special counsel), to perfect (to the extent practicable in the case of the Transponders) for the benefit of Indenture Trustee and the Noteholders the security interest in the Indenture Estate provided for in the Indenture, shall have been filed or recorded or entrusted to such Person as the Initial Note Purchaser shall designate for prompt filing or recording and the publication referred to in the California Civil Code Section 3440 shall have been made.

          (l)  Appraisal.  Owner Participant shall have received an Appraisal
               ---------
     (in respect of which Consulting Appraiser shall have been permitted to consult with Independent Appraiser) by Independent Appraiser, addressed to it in a form and substance satisfactory to Agent and Cravath, Swaine & Moore, special tax counsel for Owner Participant, and not inconsistent with the opinion of Independent Appraiser delivered to Lessee and referred to in
     Section 3.02 (i) hereof, containing (i) the determination of Independent Appraiser of the anticipated fair market value of each Transponder on the anticipated In-Service Date, (ii) an estimate that not less than 20% of the remaining economic useful life of each Transponder as of the anticipated In-Service Date will remain at the end of the Basic Term, (iii) an estimate of the residual value of each Transponder at the end of the Basic Term (without taking into account the effect of inflation or deflation), which estimate shall be to the effect that each Transponder shall have a residual value of not less than 20% of Lessor's Cost, (iv) the conclusion that the amount of fuel expected to be aboard the Satellite at the expiration of the Basic

     Term will be sufficient to operate each Transponder for the remainder of its economic useful life and to remove the Satellite from orbit at the end of such life, (v) the conclusion that no Transponder is "limited use property" and that it is reasonable to expect that each Transponder will be useful or usable in a commercially feasible manner at the end of the Basic Term by Owner Participant or a Person other than Lessee or an Affiliate thereof and (vi) a statement that the fees payable under the Service Agreement are equal to the fair market value of the services to be provided thereunder (the "Appraisal"). The Appraisal will also state the estimate as of the Closing Date of Independent Appraiser of the expected fair market value of each Transponder at the end of the Basic Term and on the EBO Date (taking into account a reasonable estimate of the effect of inflation and deflation). Initial Note Purchaser shall have received evidence satisfactory to it (in the form of a copy of the relevant sections of the opinion referred to in clause (i) of Section 3.02) as to Independent Appraiser's estimate of the fair market value of each Transponder as of the anticipated In-Service Date.

          (m)  Officer's Certificates.  On the Closing Date, the following
               ----------------------
     statements shall be true and Owner Participant, Owner Trustee, Lessee, Seller, Hughes Services, Guarantor, Initial Note Purchaser and Indenture Trustee shall have received:

               (i) an Officer's Certificate of each of Lessee and Guarantor, dated the Closing Date, stating that (A) the representations and warranties of such Person contained in the Operative Documents to which it is a party on the Closing Date are true and accurate on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents and the Hughes Agreements which would constitute a Default or an Event of Default if the Lease were in effect on the Closing Date, an Event of Loss or an event which, with the passage of time or giving of notice or both, would become an Event of Loss; (C) all covenants and conditions required to be performed or fulfilled by such Person prior to or on the Closing Date have been performed and fulfilled or waived and (D) each Operative Document to which it is a party on the Closing Date remains in full force and effect with respect to it; and

               (ii) an Officer's Certificate of each of Seller and Contractor, dated the Closing Date, stating that (A) its representations and warranties contained herein and in the Hughes Agreements to which it is a party are true and accurate on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) all covenants and conditions required to be performed or fulfilled by it prior to or on the Closing Date have been performed and fulfilled or waived and
          (C) each of the Hughes Agreements to which it is a party remains in full force and effect; and

               (iii) an Officer's Certificate of each of Owner Participant and Owner Participant Guarantor, dated the Closing Date, stating that (A) in the case of Owner Participant, the representations and warranties of Owner Participant contained in the Operative Documents to which it is a party, and in the case of Owner Participant Guarantor, the representations and warranties of Owner Participant Guarantor contained in the Owner Participant Guarantee Agreement, are true and accurate on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition attributable to such Person has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents or the Hughes Agreements, which constitutes an Indenture Default or an Indenture Event of Default; (C) all covenants and conditions required to be performed or fulfilled by such Person prior to or on the Closing Date have been performed and fulfilled or waived and (D) in the case of Owner Participant, each Operative Document to which it is a party and the Defaulting Participant's Note, and in the case of Owner Participant Guarantor, the Owner Participant Guarantee Agreement, remains in full force and effect with respect to such Person; and

               (iv) an Officer's Certificate of each of Owner Trustee and Owner Trustee Parent Guarantor, dated the Closing Date, stating that
          (A) the representations and warranties of such Person contained in the Operative Documents or Hughes Agreements to which it is a party on the Closing Date, and in the case of Owner Trustee Parent Guarantor, contained in the Owner Trustee Parent Guarantee, are true on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition attributable to such Person has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents or the Hughes Agreements, which constitutes an Indenture Default or an Indenture Event of Default; (C) all covenants and conditions required to be performed or fulfilled by such Person prior to or on the Closing Date have been performed and fulfilled or waived and (D) in the case of Owner Trustee, each Operative Document and Hughes Agreement to which it is a party on the Closing Date, and in the case of Owner Trustee Parent Guarantor, the Owner Trustee Parent Guarantee, remains in full force and effect with respect to it; and

               (v) an Officer's Certificate of Indenture Trustee dated the Closing Date, stating that (A) the representations and warranties of Indenture Trustee contained in the Operative Documents to which it is a party are true on and as of the Closing Date as if made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) all covenants and conditions required to be performed or fulfilled by Indenture Trustee prior to or on the Closing Date have been performed and fulfilled or waived and (C) each Operative Document to which it is a party remains in full force and effect with respect to it.

          (n)  Resolutions, Certificates, etc.  Owner Participant, Lessee,
               ------------------------------
     Guarantor, Seller, Hughes Services, Initial Note Purchaser, Indenture Trustee and Owner Trustee shall have received the following, in each case in form and substance reasonably satisfactory to Owner Participant, Lessee, Guarantor, Seller, Hughes Services, Indenture Trustee, Initial Note Purchaser and Owner Trustee, respectively:

               (i) a copy of resolutions of the respective Boards of Directors (or committees thereof having power with respect to the matters covered by such resolutions) of Lessee, Contractor, Seller, Guarantor, Owner Participant, Owner Participant Guarantor, Trust Company, Owner Trustee Parent Guarantor and Indenture Trustee, each certified as of the Closing Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution, delivery and performance by it of each Operative Document and Hughes Agreement (and, in the case of Owner Participant, the Defaulting Participant's
          Note) to which it is, or on the In-Service Date will be, a party, in each case together with an incumbency certificate as to the officer or officers or other persons authorized to execute and deliver such documents on its behalf;

               (ii) a good standing certificate of recent date from the jurisdiction of incorporation of Lessee, Contractor, Seller, Guarantor, and, to the extent available, Owner Participant, Owner Participant Guarantor, Trust Company, Owner Trustee Parent Guarantor and Indenture Trustee;

               (iii) a certificate of the Secretary or Assistant Secretary of Lessee, Contractor, Seller, Guarantor, and, to the extent available, Owner Participant, Owner Participant Guarantor, Trust Company, Owner Trustee Parent Guarantor and

          Indenture Trustee, certifying as to such Person's charter and by-laws; and

               (iv) such other documents and evidence with respect to Lessee, Contractor, Seller, Guarantor, Owner Participant, Owner Participant Guarantor, Indenture Trustee, Owner Trustee and Owner Trustee Parent Guarantor as Owner Participant, Owner Participant Guarantor, Owner Trustee, Owner Trustee Parent Guarantor, Lessee, Indenture Trustee, Guarantor, Seller, Hughes Services or Initial Note Purchaser may reasonably request in order to consummate the transactions contemplated by the Operative Documents and the Hughes Agreements, and to evidence the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          (o)  Event of Loss.  No Event of Loss, or event which, with the
               -------------
     passage of time or giving of notice or both, would become an Event of Loss, shall have occurred with respect to any of the Transponders.

          (p)  Opinions of Counsel and Special Counsel for Seller, Lessee,
               ----------------------------------------------------------
     Guarantor and Contractor.  Owner Participant, Owner Trustee, Initial Note
     ------------------------
     Purchaser and Indenture Trustee shall have received opinions, dated the Closing Date, in form and substance reasonably satisfactory to them, from Latham & Watkins, special counsel for Seller, Lessee and Guarantor and from Scott B. Tollefsen, Esq. (or other in-house counsel), as counsel for Lessee, Seller, Guarantor and Contractor.

          (q)  Opinion of FCC Counsel for Lessee and Guarantor.  Owner
               -----------------------------------------------
     Participant, Owner Trustee, Initial Note Purchaser and Indenture Trustee shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to them, from Latham & Watkins, FCC counsel for Lessee and Guarantor.

          (r)  Opinion of Special Counsel for Owner Participant and Owner
               ----------------------------------------------------------
     Participant Guarantor.  Lessee, Guarantor, Seller, Hughes Services, Owner
     ---------------------
     Participant, Owner Participant Guarantor, Owner Trustee, Initial Note Purchaser and Indenture Trustee shall have received opinions, dated the Closing Date, in form and substance reasonably satisfactory to them, from

     Cravath, Swaine & Moore, special counsel for Owner Participant and Owner Participant Guarantor, and from in-house counsel for Owner Participant and Owner Participant Guarantor.

          (s)  Opinion of Special Counsel for Owner Trustee and Owner Trustee
               --------------------------------------------------------------
     Parent Guarantor.  Owner Participant, Owner Trustee, Owner Trustee Parent
     ----------------
     Guarantor, Indenture Trustee, Initial Note Purchaser, Lessee, Guarantor, Seller and Hughes Services shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to them, from Day, Berry & Howard, special counsel for Owner Trustee and Owner Trustee Parent Guarantor.

          (t)  Opinion of Counsel for Indenture Trustee.  Lessee, Guarantor,
               ----------------------------------------
     Seller, Hughes Services, Owner Participant, Owner Trustee, Indenture Trustee and Initial Note Purchaser shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to them, from Richards, Layton & Finger, special counsel for Indenture Trustee.

          (u)  Opinion of Special FCC Counsel for Owner Participant.  Owner
               ----------------------------------------------------
     Participant, Trust Company, Indenture Trustee and Initial Note Purchaser shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to them, from Wiley, Rein & Fielding, special FCC counsel for Owner Participant.

          (v)  Opinion of Tax Counsel for Owner Participant.  Owner Participant
               --------------------------------------------
     shall have received an opinion, dated the Closing Date, from Cravath, Swaine & Moore, special tax counsel for Owner Participant, in form and substance satisfactory to Owner Participant, as to certain income tax matters.

          (w)  Payment of Taxes, etc.  All taxes, fees and other charges due and
               ---------------------
     payable in connection with the purchase of the Transponders and the execution, delivery, recordation and filing of all the documents and instruments referred to in this Agreement and in connection with the issuance and sale of the Notes shall have been paid in full.

          (x)  Certificate as to Location of Transponders.  Indenture Trustee,
               ------------------------------------------
     Initial Note Purchaser, Owner Trustee and Owner Participant shall have received a certificate dated the Closing Date of a Responsible Officer of HCG, substantially in the form of Exhibit P, certifying as to the location of the Transponders on the Closing Date and certain other matters.

          SECTION 3.02.  Conditions Precedent to HCG's and Seller's Obligations.
                         ------------------------------------------------------
The obligations of HCG and Seller to enter into the Operative Documents and Hughes Agreements to which each such Person will be a party on the Closing Date shall be subject to the fulfillment to the satisfaction of, or waiver by, HCG or Seller, as applicable, prior to or on the Closing Date, of the following conditions: (i) receipt by HCG of an opinion reasonably satisfactory to it in form and scope from the Independent Appraiser on the Closing Date, not inconsistent with the Appraisal delivered to Owner Participant pursuant to
Section 3.01(1) hereof, (A) to the effect that the Transponders will have, at the end of the Basic Term, in excess of 25% of their economic useful life remaining, measured from the anticipated In-Service Date, (B) stating the anticipated fair market value of the Transponders as of the anticipated In-Service Date and (C) to such other matters as HCG shall reasonably require, (ii) satisfaction of, or waiver by, HCG (acting directly or by authorization to counsel), prior to or on the Closing Date, of the conditions contained in Sections 3.01(b), (c), (f), (g), (h), (i), (m) (iii), (m) (iv), (m) (v), (n)
(insofar as it relates to Owner Participant, Owner Trustee, and Indenture Trustee), (o), (r), (s) and (t), (iii) receipt by HCG of Defaulting Participant's Note, and (iv) execution and delivery by Agent of the Reoptimization Agreement. It shall also be a condition to such obligations of HCG and Seller if the fair market value of the C-Band Transponders, if any, indicated in the Appraisal is significantly greater than that set forth in the draft appraisal attached as Exhibit S and if HCG and Agent shall not reach a mutually satisfactory agreement regarding an adjustment to the Equity Cap attributable to the C-Band Transponders; provided, however, that an adjustment
                                         --------  -------
to the Equity Cap attributable to the C-Band Transponders that is proportionate to the change in such fair market value shall be deemed to be mutually satisfactory.

                                  ARTICLE IV

                        Representations and Warranties
                        ------------------------------

          SECTION 4.01.  Representations and Warranties of Lessee and Seller.
                         ---------------------------------------------------
HCG represents and warrants to each of the other parties hereto that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to operate and own or hold under lease the properties it purports to operate and own or hold under lease, to transact the business it transacts and to otherwise enter into and perform its obligations under each Operative Document to which it is or will be a party. HCG is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction wherein the failure to do so would have a material adverse effect on the conduct of its business and operations as presently conducted or on its ability to perform its obligations under the Operative Documents and Hughes Agreements to which it is or will be a party.

          (b) Each Operative Document and Hughes Agreement to which HCG is or will be a party has been duly authorized by all necessary corporate action on the part of, and has been or on or prior to the Closing Date (or the In-Service Date with respect to the Lease) will be duly executed and delivered by, it and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby (including, without limitation, the operation of the Transponders) nor compliance by it with any of the terms and provisions thereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on it or any of its properties, the contravention of which would have a material adverse effect on the conduct of its business and operations as presently conducted or the performance of its obligations under the Operative Documents and the Hughes Agreements to which it is or will be a party,
     (iii) contravenes or results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, the contravention, breach or default of which would have a material adverse effect on the conduct of its business and operations as presently conducted or the performance of its obligations under the Operative Documents and the Hughes Agreements to which it is or will be a party, (iv) contravenes its corporate charter or by-laws or (v) results in the creation of any Lien (other than Permitted Liens described in clauses (a) and (b) of the definition thereof) upon the Transponders or any material property of HCG.

          (c) Neither the execution and delivery by it of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of any of the transaction (including, without limitation, the operation of the Transponders) contemplated thereby, requires the consent, approval or authorization of, the giving of notice to, or the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any Governmental Body, or any publication requirement under California Civil Code Section 3440, except (i) such of the foregoing as have been obtained, given or done (each of which is in full force and effect and adequate for its purpose), (ii) the filings and actions described in clause (ii) of Section 4.01(g), and
     (iii) such routine notification from Seller to the FCC as may be required after the Closing Date under the laws in existence on the Closing Date. Except as set forth in Schedule 3.01(g), as of the Closing Date, any and all notifications that may be required to be given by Seller to the FCC pursuant to the foregoing clause (iii) are routine in nature and for informational purposes only, and no such notice as of the Closing Date requires any official action or determination by the FCC as of the Closing Date, is subject to approval or disapproval by the FCC or as of the Closing Date gives rise to a right by any third party to file a petition to deny.

          (d) Each Operative Document and Hughes Agreement to which HCG is or will be a party constitutes or, when executed, will constitute the legal, valid and binding obligation of HCG, enforceable against HCG in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.

          (e) Except as disclosed in writing to Indenture Trustee, Owner Trustee, Owner Participant and Initial Note Purchaser prior to the execution of this Agreement, there are no actions, suits or proceedings pending against HCG in any court or before any arbitrator of any kind or before or by any Governmental Body, or to the knowledge of HCG threatened, which question the legality or validity of any of the Operative Documents or Hughes Agreements to which HCG is or will be a party or the transactions contemplated thereby or which, individually or in the aggregate, if adversely determined, would have a material adverse effect on the conduct of its business and operations as presently conducted or on its ability to perform its obligations under the Operative Documents or the Hughes Agreements to which it is or will be a party.

          (f) HCG is not in violation of any Order of any Governmental Body, which violation would have a material adverse effect on the conduct of its business and operations as conducted on the date hereof.

          (g) On the Closing Date, upon delivery of the Bill of Sale to Owner Trustee and payment of Initial Lessor's Cost for the Transponders by Owner Trustee to Seller (i) Seller will deliver to Owner Trustee good and marketable title to the Transponders free and clear of all Liens other than Permitted Liens described in clauses (a) and (b) of the definition thereof and (ii) except for the filing of a Uniform Commercial Code financing statement or statements covering the Indenture Estate and naming Owner Trustee as debtor and Indenture Trustee as secured party (which have been filed or received or delivered to counsel for Indenture Trustee for filing or recording), and except for the taking by Indenture Trustee of possession of the executed original counterpart of the Lease, no further action, including any filing or recording of any document, is necessary or advisable in order to establish, confirm and protect Owner Trustee's right, title and interest in and to the Transponders or to perfect for the benefit of the Noteholders the security interest in the Indenture Estate provided for in the Indenture (other than any part of the Indenture Estate located on the Satellite).

          (h) On the date hereof, no Default or Event of Default would be in existence if the Lease were in effect on the date hereof and no Event of Loss or event or condition which, with notice or lapse of time or both, would become an Event of Loss has occurred.

          (i) HCG is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          (j) None of the execution and delivery of this Participation Agreement, the other Operative Documents and the Hughes Agreements, the purchase by Initial Note Purchaser of the Series A Notes and the Series D Notes, and the acquisition by Owner Participant of its beneficial interest in the Lessor's Estate will involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Sections 4975(c)(1)(A) through (D) of the Code (such representation being made in reliance upon and subject to the accuracy of the representations contained in Sections 4.07(e) and 4.08(b) hereof and of the ERISA representations to be made by holders of the Notes pursuant to such Notes.

          (k) As of the Closing Date, none of Owner Participant, Owner Participant Guarantor, Owner Trustee, Owner Trustee Parent Guarantor, Indenture Trustee, Initial Note Purchaser or Agent will become, solely by reason of entering into the Operative Documents and the Hughes Agreements to which it is a party or the consummation of any of the transactions contemplated thereby, subject to regulation under (i) the Communications Act as in effect on the Closing Date (except for direct or derivative obligations to furnish nonburdensome information routinely required of similarly situated Persons or obligations that HCG has undertaken in any of the Operative Documents) or (ii) any other Federal, state or local law relating to communications services or the use or operation of apparatus for the transmission of energy, communications or signals by radio.

          (1) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of HCG is located at 1990 East Grand Avenue, E1 Segundo, California 90245. The chief executive office of Guarantor is located at 3044 West Grand Boulevard, Detroit, Michigan 48202-3091. The only earth station facilities employed on the date hereof to provide tracking, telemetry, and control of the Satellite are located in E1 Segundo, California, Castle Rock, Colorado, Spring Creek, New York, and Fillmore, California.

          (m) Other than Argent Group Ltd. and Goldman, Sachs & Co. (whose fees shall be paid as set forth in Article IX), no Person acting on behalf of Lessee or any Affiliate thereof is or will be entitled, directly or indirectly, to any brokerage fee, commission, or finder's fee from any of the other parties hereto in connection with the transactions contemplated hereby.

          (n) HCG has filed all Federal tax returns required to be filed by it, and all other required tax returns in respect of which the failure to file would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of HCG to perform its obligations under the Operative Documents and Hughes Agreements to which it is or will be a party, and has paid, or made provision for the payment of, all taxes shown to be due and payable on such returns before they have become delinquent, except for any taxes of which the amount, applicability or validity is currently being contested in good faith by appropriate proceedings and for which adequate reserves have been provided.

          (o) Schedule IV hereto contains a list of all of the leases and use agreements with respect to the Transponders in existence on the date of this Agreement (but not including Occasional Use Service Contracts).

          (p) As of the Closing Date, HAC will have no claim against (i) the Satellite, the Transponders or the Transponder Spares pursuant to any contract or otherwise, or (ii) Owner Participant, Owner Participant Guarantor, Lessor, Owner Trustee Parent Guarantor, Indenture Trustee, the Lessor Estate, or the Indenture Estate or under any of the Operative Documents or the Hughes Agreements with respect to the manufacture and sale of the Satellite.

          (q) No owner of a transponder on the Satellite has received or will receive transponder performance specifications that are more favorable than the Transponder Performance Specifications; provided, however, that if
                                                 --------  -------
     Seller shall so provide more favorable
     transponder performance specifications to any future buyer of a transponder on the Satellite, Seller agrees that the Transponder Performance Specifications shall automatically be deemed to be amended to such more favorable transponder performance specifications without further action of any party.

          SECTION 4.02.  [Intentionally Omitted]

          SECTION 4.03.  Representations and Warranties Of Owner Participant.
                         ---------------------------------------------------
Owner Participant represents and warrants to each of the other parties hereto that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party and the Defaulting Participant's Note.

          (b) Each Operative Document to which Owner Participant is or will be a party and the Defaulting Participant's Note have been duly authorized by all necessary corporate action on the part of, and has been or on or prior to the Closing Date will have been duly executed and delivered by, Owner Participant and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby, nor compliance by Owner Participant with any of the terms and provisions thereof, subject to and in reliance upon the accuracy of the representations made by Lessee in Sections 4.01(j) and 4.01(k) and by Initial Note Purchaser set forth in
     Section 4.08, (i) requires any approval of its stockholders, or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on it or on any of its properties (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites), (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iv) contravenes its corporate charter or by-laws or (v) results in the creation of any Lien (other than a Permitted Lien of the type specified in clause (a) of the definition thereof) upon any of its property.

          (c) Neither the execution and delivery by it of the Operative Documents to which it is or will be a party and the Defaulting Participant's Note, nor the consummation by it of any of the transactions contemplated thereby, requires the consent, approval or authorization of, the giving of notice to, or the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any Governmental Body, except for such of the foregoing as have been obtained, given or done (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites or as to the matters referred to in clause (ii) of Section 4.01(g)).

          (d) Each Operative Document to which Owner Participant is a party constitutes, and on the Closing Date the Defaulting Participant's Note will constitute, its legal, valid and binding obligation, enforceable against Owner Participant in accordance with its terms, except as enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (e) No Person acting on behalf of Owner Participant or any Affiliate thereof is or will be entitled to any brokerage fee, commission or finder's fee directly or indirectly from Lessee or any Affiliate thereof in connection with the transactions contemplated hereby.

          (f) There are no actions, suits or proceedings pending (nor, to the knowledge of Owner Participant, threatened) against or affecting Owner Participant or any property of Owner Participant in any court or before any arbitrator of any kind or before or by any Governmental Body which question the legality or validity of any of the Operative Documents to which Owner Participant is a party or the transactions contemplated thereby (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites).

          (g) The Transponders, as of the Closing Date, will be free and clear of Owner Participant Liens.

          (h) No Indenture Event of Default or Indenture Default attributable to Owner Participant or Owner Participant Guarantor has occurred and is continuing.

          (i) Each of the trust created by the Trust Agreement and Owner Participant is a United States Person, within the meaning of Section 7701(a)(30) of the Code.

          (j) Neither the trust created by the Trust Agreement nor Owner Participant is an exempt organization within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          SECTION 4.04.  Representations and Warranties of Trust Company.  Trust
                         -----------------------------------------------
Company represents and warrants to each of the other parties hereto that:

          (a) Trust Company is a national banking association duly organized and validly existing in good standing under the laws of the United States of America, and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Trust Agreement.

          (b) Trust Company has taken all corporate action necessary to authorize the execution and delivery by it of the Operative Documents and Hughes Agreements to which it is or will be a party, and each such Operative Document and Hughes Agreement has been or on or prior to the Closing Date (or the In-Service Date with respect to the Lease) will be duly executed and delivered by it.

          (c) Neither the execution and delivery by Trust Company of any of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby nor compliance by it with any of the terms or provisions thereof (i) requires any approval of the stockholders of Trust Company, (ii) contravenes any law, judgment, governmental rule, regulation or order of the United States or the State of Connecticut applicable to or binding on it or on any of its properties governing the banking or trust powers of Trust Company, (iii) contravenes or results in any breach of

                                                                              34
     or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which Trust Company is a party or by which any of its properties may be bound or affected, (iv) contravenes Trust Company's charter or by-laws or (v) results in the creation of any Lien upon any of Trust Company's property.

          (d) Neither the execution and delivery by Trust Company of any Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof, will contravene any Applicable Law of the United States or the State of Connecticut governing Trust Company's banking or trust powers.

          (e) Neither the execution and delivery by Trust Company of each of the Operative Documents and Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Connecticut Governmental Body governing Trust Company's banking or trust powers.

          (f) Each Operative Document and Hughes Agreement to which Trust Company is or is to be a party constitutes or will constitute (to the extent Trust Company is a party thereto) its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (g)  Trust Company is a United States Person, within the meaning of
     Section 7701(a)(30) of the Code.

          (h) Trust Company is not an exempt organization within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          (i) On the Closing Date, Owner Trustee will have whatever title to the Transponders and the remainder of Lessor's Estate as was granted or conveyed to it on the

     Closing Date, free and clear of any Lessor Liens attributable to Trust Company.

          SECTION 4.05.  Representations and Warranties of Trust Company and
                         ---------------------------------------------------
Owner Trustee.  Trust Company further represents and warrants (with respect to
-------------
paragraphs (a) through (i) below) to each of the other parties hereto and Owner Trustee represents and warrants (with respect to paragraphs (i) through (1) below) that:

          (a) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, Owner Trustee has all requisite power and authority as Owner Trustee to execute and deliver this Agreement and the other Operative Documents and Hughes Agreements to which it is or is to be a party.

          (b) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, Owner Trustee has taken all action necessary to authorize the execution and delivery by it of the Operative Documents and Hughes Agreements to which it is or will be a party, and each such Operative Document and Hughes Agreement has been or on or prior to the Closing Date (or the In-Service Date with respect to the Lease) will be duly executed and delivered by it.

          (c) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, neither the execution and delivery by Owner Trustee of any of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof (i) requires any approval of the stockholders of Trust Company, (ii) contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on it or on any of its properties governing the banking or trust powers of Owner Trustee, (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which Owner Trustee is a party or by which any of its properties may be bound or affected, (iv) contravenes Trust Company's charter or by-laws or (v) results in the creation of any Lien (other than a Permitted Lien of the typed specified in clause (a) of the definition thereof) upon any of Owner Trustee's property.

       (d) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, neither the execution and delivery by Owner Trustee of any Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof will contravene any Applicable Law of the United States or the State of Connecticut governing Trust Company's banking or trust powers.

          (e) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, neither the execution and delivery by Owner Trustee of each of the Operative Documents and Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Connecticut Governmental Body governing Trust Company's banking or trust powers.

          (f) Assuming the due authorization, execution and delivery of the Trust Agreement by Owner Participant, each Operative Document and Hughes Agreement to which Owner Trustee is or is to be a party constitutes, or upon execution thereof will constitute its legal, valid and binding obligation, enforceable against Owner Trustee in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (g) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Owner Trustee is at 750 Main Street, Hartford, County of Hartford, State of Connecticut (and it hereby agrees to notify Lessee, Indenture Trustee and Owner Participant promptly after any change in such location).

          (h) On the Closing Date, Owner Trustee will have whatever title to the Transponders and the remainder of Lessor's Estate as was granted or conveyed to it on the

     Closing Date, free and clear of any Lessor Liens attributable to Trust Company.

          (i) No Indenture Event of Default or Indenture Default attributable to Owner Trustee, Trust Company or Trust Company Guarantor has occurred and is continuing.

          (j)  Owner Trustee is a United States Person, within the meaning of
     Section 7701(a)(30) of the Code.

          (k) Owner Trustee is not an exempt organization within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          (1) Owner Trustee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.06.  Representations and Warranties of Indenture Trustee.
                         ---------------------------------------------------
Indenture Trustee represents and warrants to each of the other parties hereto that:

          (a) Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations as Indenture Trustee under this Agreement and the other Operative Documents to which it is or will be a party.

          (b) Each Operative Document to which Indenture Trustee is or will be a party has been duly authorized by all necessary corporate action on the part of Indenture Trustee and has been or on or prior to the Closing Date will be duly executed and delivered by Indenture Trustee, and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby, nor compliance by Indenture Trustee with any of the terms and provisions thereof, (i) requires any approval of the stockholders of Indenture Trustee, (ii) contravenes any existing law, governmental rule, regulation or order, or any judgment or order of any court, applicable to or binding on it or any of its properties governing its banking or trust powers, (iii) contravenes or results in any breach of or constitutes any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which it is a party or by which any of its properties may be bound or affected, (iv) contravenes the corporate charter or by-laws of Indenture Trustee or (v) results in the creation of any Lien (other than a Permitted Lien of the type specified in clause (a) of the definition thereof) upon any of its property.

          (c) Neither the execution nor delivery by it, either in its individual capacity or as Indenture Trustee, as the case may be, of each of the Operative Documents to which it is a party, requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Delaware Governmental Body governing its banking or trust powers.

          (d) Each Operative Document to which it is or will be a party constitutes the legal, valid and binding obligation of Indenture Trustee enforceable against Indenture Trustee in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (e) The Transponders, as of the Closing Date, will be free and clear of Indenture Trustee Liens.

          SECTION 4.07.  Representations and Warranties by Parties Concerning
                         ----------------------------------------------------
Offerings.  (a) HCG hereby represents and warrants to each other party hereto
---------
that neither HCG nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, or has otherwise approached or negotiated with any Person with respect thereto so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act.

          (b) Owner Participant hereby represents and warrants to each other party hereto that it is not acquiring its interest in Lessor's Estate with a view to the distribution thereof within the meaning of Section 2(ii) of the Securities Act and that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, any Person so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act.

          (c) Owner Trustee hereby represents and warrants to each other party hereto that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or the Trust Agreement or any similar interests for sale to, or solicited any offer to acquire any of the same from, any Person so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act.

          (d) Indenture Trustee hereby represents and warrants to each other party hereto that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, any Person.

          (e) Owner Participant hereby represents and warrants that it is not acquiring any of its interest in the Lessor's Estate with the assets of any employee benefit plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code nor, if Owner Participant is an insurance company, with the assets of any insurance company separate account which contains the assets of any such plan.

          SECTION 4.08.  Representations and Warranties of Initial Note
                         ----------------------------------------------
Purchaser.  Initial Note Purchaser represents and warrants to each of the other
---------
parties hereto that:

          (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act and in respect of the Notes to be purchased by Initial Note Purchaser, neither it, nor anyone authorized to act on its behalf, has directly or indirectly offered to sell or solicited any offer to acquire such Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or offered to sell such Notes to any Person.

          (b) It is not acquiring any interest in the Notes with the assets of any employee benefit plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code.

                                                                              40
                                   ARTICLE V

                                   Covenants
                                   ---------

          SECTION 5.01.  Covenants of HCG.  From and after the Closing Date to
                         ----------------
the Execution Date, HCG, and during the Lease Term (but not thereafter), Lessee, agrees that, unless Owner Participant, Owner Trustee and Indenture Trustee otherwise consent in writing:

          (a)  Quarterly Financial Statements.  HCG or Lessee, as applicable,
               ------------------------------
     will furnish to Owner Participant and Owner Trustee (and Indenture Trustee, so long as the Lien of the Indenture remains in effect) within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of GMHE, the consolidated balance sheet of GMHE and its consolidated subsidiaries as at the end of such quarterly period and the related statements of income, cash flow and stockholders' equity for such quarterly period for that portion of the fiscal year ending with such quarterly period, all of which shall be certified by the President, a Vice President or a senior financial officer of GMHE as fairly presenting the financial condition of GMHE and its consolidated subsidiaries as of the end of the applicable quarterly period and the results of their operations and changes in their financial position for the applicable quarterly period, subject to year-end audit adjustments.

          (b)  Annual Financial Statements.  HCG or Lessee, as applicable, will
               ---------------------------
     furnish to Owner Participant and Owner Trustee (and Indenture Trustee so long as the Lien of the Indenture remains in effect) within 120 days after the close of each fiscal year of GMHE, the consolidated balance sheet of GMHE and its consolidated subsidiaries as at the end of such fiscal year and the related statements of income, cash flow and stockholders' equity, certified by Deloitte & Touche or other independent certified public accountants of recognized national standing, accompanied by a certificate of the President, a Vice President, the Chief Financial Officer or principal accounting officer of HCG certifying that to such officer's Actual Knowledge no Default or Event of Default has occurred and is then continuing or if a Default or an Event of Default has occurred and is then continuing, containing a statement describing such

     Default or Event of Default and setting forth, as appropriate, what actions HCG is taking in respect thereof. All financial statements delivered pursuant to paragraph (a) above or this paragraph (b) shall be prepared in accordance with GAAP applied on a basis consistent with that of the previous year, except as disclosed in the notes thereto, and may be stamped with GMHE's or HCG's customary confidentiality legend. It is a condition of the delivery of said financial statements that Owner Participant, Owner Trustee and Indenture Trustee, as the case may be, shall not be in breach of Section 15.01.

          (c)  [Intentionally Omitted]

          (d)  Additional Public Information. HCG or Lessee, as applicable, will
               -----------------------------
     promptly furnish to Owner Participant and Owner Trustee (and Indenture Trustee so long as the Lien of the Indenture remains in effect), (i) all such reports and financial statements as General Motors Corporation shall send or make available to the holders of General Motors Class H common stock, (ii) all public filings made with the SEC in respect of such Class H common stock and (iii) any of the foregoing that may in the future be sent or made directly by GMHE or Lessee with respect to any capital stock of GMHE or Lessee.

          (e)  No Note Purchase. Neither HCG nor any Affiliate thereof will
               ----------------
     purchase or acquire any Note or Pass Through Certificate or any interest in either thereof, except that any Affiliate of HCG may be the Initial Note Purchaser and may hold Series A Notes and Series D Notes.

          (f)  [Intentionally Omitted]

          (g)  No Alternative Location. Neither HCG nor any Affiliate thereof
               -----------------------
     shall move or seek to move the Satellite to an orbital location different from the Permanent Orbital Location; provided however, that HCG (i) may,
                                          -------- -------
     and shall be obligated to, move the Satellite at any time or times if required to comply with a requirement of the FCC and (ii) may seek to move, and may move, the Satellite as part of an overall industry process which will increase or decrease the number of, or reallocate, the available orbital locations and which involves a substantial number of satellites being moved in a coordinated manner and which shall not involve movement of the Satellite by more than three degrees longitude from the Permanent Orbital Location. HCG agrees that neither it nor any of its Affiliates shall seek any order or approval from the FCC requiring or allowing the movement of the Satellite other than pursuant to clause (ii) above. This Section 5.01(g) shall expire on the Execution Date.

          (h)  Insurance Certificate. On or before April 30 of each year during
               ---------------------
     the Lease Term, Lessee will deliver to Owner Participant, Owner Trustee and, Indenture Trustee a certificate of Lessee, signed by the President, a Vice President, the Chief Financial Officer or the principal accounting officer of Lessee describing any liability and casualty or life insurance in effect on such date for the Transponders, which certificate shall state that any such insurance complies with Section 9 of the Lease or Section 5.01(n) hereof.

          (i)  [Intentionally Omitted]

          (j)  Liens. HCG shall not directly or indirectly create, incur, assume
               -----
     or suffer to exist any Lien on or with respect to any Transponder, the Lessor's Estate or the Indenture Estate, or title thereto or any interest therein, except Permitted Liens. This Section 5.01(j) shall expire on the Execution Date.

          (k)  Operation. With respect to each Transponder, HCG shall observe
               ---------
     and perform each and every obligation (and shall exercise all rights where failure to do so would have a material adverse effect on Owner Participant's interest in such Transponder) of Buyer under the Purchase Agreement and Owner under the Service Agreement to the extent the same relate to such Transponder, and shall keep the same in full force and effect. HCG shall not use any Transponder or authorize any third party to use such Transponder in breach of the Purchase Agreement, the Service Agreement or any Applicable Laws applicable to Owner Trustee (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Owner Trustee solely because of its being engaged in a regulated activity of any type other than the owning and leasing of such Transponder), Owner Participant (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Owner Participant solely because of its being engaged in a regulated activity of any type other than the owning and leasing of such Transponder), such third party or such Transponder (in each case, other than Applicable Laws as to which noncompliance would not have an Adverse Effect), or in violation of any authorization relating to such Transponder or the Satellite or HCG issued by any Governmental Authority having jurisdiction over such Transponder, the Satellite or HCG (other than (i) any provision thereof as to which noncompliance would not have an Adverse Effect or (ii) unless the validity of such Applicable Law or authorization is being contested in good faith and by appropriate proceedings (but only so long as such proceedings do not involve any risk of civil or criminal liability to Owner Trustee or Owner Participant, and do not involve any material danger of the sale, forfeiture, loss or diminution in value of such Transponder or the rights of Owner Trustee or Owner Participant under any Hughes Agreement or any Operative Document and adequate reserves with respect thereto shall have been established in accordance with GAAP). This Section 5.01(k) shall expire on the Execution Date.

          (l)  Maintenance. With respect to each Transponder, HCG hereby agrees
               -----------
     to require Hughes Services to fulfill all of its obligations under the Service Agreement. Seller hereby agrees to fulfill all of its obligations under the Purchase Agreement. In the event that at any time prior to the Execution Date the Service Agreement shall no longer be in full force and effect or Hughes Services shall fail to perform its obligations thereunder with respect to such Transponder, HCG, at its expense, shall maintain, manage and monitor, or cause to be maintained, managed and monitored, the Satellite and such Transponder in good working order and repair, ordinary wear and tear excepted, (i) in accordance with the higher of (A) customary industry standards employed by owners of Ku-Band or C-Band transponders, as applicable, on domestic communications satellites or (B) standards at least equal to those used by Hughes Services or any of its Affiliates prior to such failure of performance for other transponders on the Satellite or on another similar satellite owned, leased or operated by Hughes Services or any of its Affiliates (if at the time Hughes Services or any Affiliate thereof maintains, manages or monitors satellites similar to the Satellite for similar commercial purposes), (ii) in compliance with all Applicable Laws (other than Applicable Laws as to which noncompliance would not have an Adverse

     Effect) and (iii) in accordance with all applicable requirements of any insurance policy then in effect as required by Section 5.01(n) hereof. The foregoing notwithstanding, if, with respect to any Transponder, Contractor or Substitute Service Provider is unable temporarily to perform its maintenance obligations under the Service Agreement or any Substitute Service Agreement due to any Force Majeure Event, then, provided such temporary failure to perform does not cause a permanent material diminution in the value of such Transponder and is capable of cure before any such permanent diminution in value would result, such failure shall not constitute a breach of HCG's obligations under this Section 5.01(l).

          Without limiting the generality of the foregoing, at any time prior to the Execution Date, if the Service Agreement shall not be in effect, HCG will arrange for Owner Trustee to enter into and HCG will keep in full force and effect until the end of the Lease Term an agreement for the provision of services (the "Substitute Service Agreement") comparable to those to be provided by Hughes Services under the Service Agreement at a reasonable cost with a sound and reputable service provider, which may or may not be an Affiliate of Hughes Services (the "Substitute Service Provider"), and which such provider shall be reasonably acceptable to Owner Trustee. If Owner Trustee enters into a Substitute Service Agreement, it will assign its rights under such agreement to HCG at the time it enters into such agreement on the same terms and conditions contained in Section 5(b)(ii) of the Lease. This Section 5.01(l) shall expire on the Execution Date.

          (m)  Compliance with Law. HCG or Contractor shall have and maintain
               -------------------
     all permits, licenses and approvals required by the FCC or under any Applicable Law to operate the Satellite and such Transponder and shall satisfy the requirements of the FCC and any statute, regulation or order applicable to operators, users or lessees of such Transponder, provided,
                                                                    --------
     however, that HCG shall not be deemed to have breached the foregoing
     -------
     covenant unless such non-maintenance or non-satisfaction would have an Adverse Effect. Prior to the Execution Date, to the extent permitted by law, HCG or any Affiliate thereof shall prepare and file in timely fashion, or where Owner Trustee, Owner Participant or Indenture Trustee shall be required so to file, prepare and deliver to such Person within a reasonable time prior to the date for filing, any reports with respect to any Transponder which are required to be filed with any Governmental Body. Owner Trustee shall notify HCG promptly after Owner Trustee has Actual Knowledge of any reports or filings required of Owner Trustee by law in connection with its ownership of the Transponders; provided, however, that Owner Trustee shall
                                    --------  -------
     not incur any liability to HCG for failure so to notify HCG. If, prior to the Execution Date, HCG shall fail to timely prepare, deliver or file any such report solely as a result of the failure of Owner Trustee, Owner Participant or Indenture Trustee timely to provide HCG with (i) any information required in such report which is in the possession of Owner Trustee, Owner Participant or Indenture Trustee and is not reasonably available to HCG or (ii) notice of the requirement of such report if such report is required as to Owner Trustee, Owner Participant or Indenture Trustee for any reason other than such Person's interest in the Transponders, HCG shall incur no liability to any such Person failing to provide such information or notice, to the extent such liability is incurred by the failure to provide such information or notice (unless HCG already had Actual Knowledge of such requirement, HCG fails to request such information from such Person and such failure has an Adverse Effect). Owner Trustee hereby appoints HCG its attorney-in-fact, to the extent permissible by Applicable Law, to execute such reports in the name of Owner Trustee and to file such reports, and Owner Trustee shall cooperate in furnishing HCG such information as is available to it which must be included in such reports. Upon demand, HCG shall reimburse, Owner Trustee, Owner Participant or Indenture Trustee on an After-Tax Basis for any reasonable out-of-pocket costs incurred by each such Person, respectively, in connection with the preparation and filing of any such reports. HCG shall, on a periodic basis, furnish Owner Trustee, Owner Participant or Indenture Trustee with a copy of all reports filed by HCG on behalf of any such Person pursuant to this
     Section 5.01(m). This Section 5.01(m) shall expire on the Execution Date.

          (n) Insurance.  HCG agrees to maintain any insurance with respect to
              ---------
     the Transponders that would be required to be maintained by Lessee under
     Section 9 of the Lease, on the terms and conditions therein specified, if the Lease were in effect. This Section 5.01(n) shall expire on the Execution Date.

          (o) Transponder Spares. (i) If Seller furnishes a Transponder Spare to
              ------------------
     Buyer under Section 8.01 of the Purchase Agreement as a substitute for an equipment unit which has caused Buyer's Transponder to suffer a Confirmed Failure, then Seller agrees that such Transponder Spare shall be free and clear of all Liens other than Permitted Liens of the type described in clauses (a) and (b) of the definition thereof and that Buyer's return of its substituted Transponder equipment unit to Seller shall be made without representation or warranty of any kind except as to the absence of Lessor Liens or Owner Participant Liens.

          (ii) Seller hereby agrees that, if it uses any Transponder Spares pursuant to the last sentence of Section 8.01 of the Purchase Agreement, it will do so in a technically prudent manner. This Section 5.01(o) shall expire upon the commencement of the Post Lease Term.

          (p)  [Intentionally Omitted]

          (q)  Outage Units. HCG hereby confirms that, in calculating the number
               ------------
     of Outage Units that may occur in one day for the purposes of Section 13 of the Purchase Agreement, each fifteen (15) minute period during such day that Buyer's Transponder(s) fail to meet the Transponder Performance Specifications shall constitute one Outage Unit (e.g., if Buyer's Transpon-
                                                      ----
     der(s) should fail to meet the Transponder Performance Specifications for five consecutive hours in one day, there would result 20 Outage Units and Buyer's Transponder(s) would suffer a Confirmed Failure). HCG applies this interpretation uniformly with respect to all owners of transponders on the Satellite.

          (r)  Merger, Consolidation. The provisions of Section 13 of the Lease
               ---------------------
     are hereby incorporated by reference herein and made a part hereof as effective as if set forth in full herein, except that references therein to the Lease shall be deemed to refer to this Agreement. This Section 5.01(r) shall expire on the Execution Date.

          (s) The provisions of Section 6(c) of the Lease are hereby incorporated by reference herein and made a part hereof as effective as if set forth in full herein; provided however,
                                                              -------- -------
     that, prior to the Execution Date, HCG may not assign, in whole or in part, its leasehold interest in the Lease (but may enter into other Use Agreements as provided therein). Without derogating from Lessee's obligations under this Section 5.01(s), HCG represents and warrants to and agrees with Owner Participant and Owner Trustee that no Existing Lease entered into prior to the In-Service Date has or will have a term (including all renewal terms) that extends beyond the Basic Term. This
     Section 5.01(s) shall expire on the Execution Date.

          (t)  Further Assurances. HCG, at its reasonable expense, shall
               ------------------
     promptly and duly execute and deliver to Owner Trustee, Owner Participant and Indenture Trustee such documents and assurances and take such further action as Owner Trustee (and Indenture Trustee) may from time to time reasonably request in order to carry out more effectively the intent and purpose of the Operative Documents and to establish and protect the rights and remedies created or intended to be created in favor of Owner Trustee thereunder to establish, perfect (to the extent practicable in the case of the Transponders), and maintain Owner Trustee's right, title and interest in and to the Transponders and the Indenture Estate and, for the benefit of the Indenture Trustee, the lien and security interest in the Indenture Estate provided for in the Indenture, subject to no Lien other than Permitted Liens, including, without limitation, if requested by Owner Trustee, Owner Participant or Indenture Trustee, at the expense of HCG, the recording or filing of appropriate memoranda, or of such financing statements or other documents with respect to the Operative Documents as any of Owner Trustee, Owner Participant or Indenture Trustee may from time to time reasonably request, and Owner Trustee agrees promptly to execute and deliver such of the foregoing financing statements or other documents as may require execution by Owner Trustee and to the extent permitted by Applicable Laws, HCG hereby authorizes any such financing statements to be filed without the necessity of signature by HCG. This Section 5.01(t) shall expire on the Execution Date.

          SECTION 5.02. Covenants of Owner Participant. Owner Participant
                        ------------------------------
further covenants to and with each of the other parties hereto that:

          (a)  No Liens. It will keep the Transponders, Lessor's Estate and the
               --------
     Indenture Estate free and clear of Owner Participant Liens. Owner Participant shall pay, and shall indemnify and hold harmless each other Indemnitee and HCG (if prior to the Execution Date) and Lessee (if on or after the Execution Date) (and each of HCG's or Lessee's, as applicable, respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any such Person solely as the result of the failure of Owner Participant to comply with this Section 5.02(a).

          (b)  No Prepayment. Unless an Event of Default under the Lease shall
               -------------
     have occurred and be continuing under Section 15 thereof, without the prior written consent of HCG (if prior to the Execution Date) and Lessee (if on or after the Execution Date), Owner Participant will not, and will not cause, authorize or permit Owner Trustee to, directly or indirectly prepay, redeem, refund or refinance any Note other than pursuant to Section 2.6 or
     2.7 of the Indenture and other than in the event of a purchase of the Notes pursuant to Section 2.11 of the Indenture (but nothing herein shall prohibit Owner Participant from purchasing the Notes on the open market). This Section 5.02(b) shall not be deemed to permit prepayment of the Notes except as permitted by the Indenture.

          (c)  Successor Owner Trustee. Owner Participant shall not appoint or
               -----------------------
     cause or allow to be appointed a successor to Owner Trustee or an additional or separate trustee under the Trust Agreement without giving prior written notice of such appointment (including notification of the principal place of business of each such successor, additional or separate trustee) to Seller (if prior to the Execution Date), Lessee and Indenture Trustee. Owner Participant shall cause any such successor, additional or separate trustee, simultaneously with its assumption of duties in such capacity, to take all actions as may be reasonably requested by Indenture Trustee, Seller (if prior to the

     Execution Date) or Lessee (including, without limitation, the filing of financing statements), at Seller's (if prior to the Execution Date) or Lessee's expense, in order to establish, preserve, protect and perfect (to the extent practicable in the case of the Transponders) Seller's (if prior to the Execution Date) and Lessee's interest in and to the Transponders and Seller's (if prior to the Execution Date) and Lessee's rights under this Agreement, the other Operative Documents and the Hughes Agreements and to execute and deliver to Seller (if prior to the Execution Date) or Lessee (if on or after the Execution Date) a counterpart of the Consent and Agreement and, so long as any Notes are outstanding, the mortgage and security interest of Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and Indenture Trustee's rights under this Agreement, the other Operative Documents, and the Hughes Agreements, subject only to Permitted Liens. In the event of Trust Company's resignation, bankruptcy or insolvency, or disqualification unrelated to its relationship with Owner Participant, the expenses incurred in connection with the appointment of a successor Owner Trustee as a result thereof shall be paid by Seller (if prior to the Execution Date) or Lessee. Otherwise, in connection with Owner Participant's appointment of a successor Owner Trustee, the expenses incurred in connection therewith and any incremental increase in fees payable to the successor Owner Trustee shall be paid by Owner Participant.

          (d)  Performance of Obligations.  Owner Participant will perform and
               --------------------------
     comply with all obligations imposed on Owner Participant pursuant to the provisions of the Operative Documents in accordance with the terms and conditions of each thereof and for the benefit and only for the benefit of the parties to whom such obligations are owed.

          (e)  Instructions to Owner Trustee. Owner Participant will not
               -----------------------------
     instruct or otherwise direct Owner Trustee to take, or omit to take, any action in violation of the express covenants and agreements of Owner Trustee in any Operative Document or any of the Hughes Agreements. Owner Participant will not unreasonably withhold its consent to or authorization of any consent requested by Owner Trustee under the terms of any Operative Document or any of the Hughes Agreements which by its terms may not be unreasonably withheld by Owner Trustee.

          (f)  Termination of Trust Agreement. Without the prior written consent
               -------------------------------
     of Indenture Trustee, prior to the expiration or earlier termination of the Lease pursuant to its terms, Owner Participant will not terminate or revoke, or consent to the termination or revocation of, the Trust Agreement, or, prior to the release of the Lien of the Indenture on the Indenture Estate, amend or modify the Trust Agreement in any manner that would adversely affect the Indenture Estate or limit in any material manner the rights of Indenture Trustee set forth in the Indenture (except as may be expressly permitted by the Indenture). If the Trust Agreement is revoked or terminated, any transfer of the Transponders in connection therewith shall comply with the applicable provisions of Section 11.01 of the Purchase Agreement. Owner Participant and Owner Trustee shall comply in all respects with the provisions of Articles X and Section 11.01 of the Trust Agreement.

          (g)  [Intentionally Omitted]

          (h)  Repayment Amount. Owner Participant shall cause Owner Trustee to
               -----------------
     provide to Lessee and Indenture Trustee the notice contemplated by Section 3(c) of the Lease in the circumstances specified therein.

          (i)  Owner Participant as Competitor. If HCG shall have notified Owner
               --------------------------------
     Participant of any merger, acquisition or other similar event or condition that would be reasonably likely to cause Owner Participant to become a Competitor, or if Owner Participant has become a Competitor, or if Owner Participant has Actual Knowledge of any such event or condition that might be reasonably likely to cause it to become a Competitor, Owner Participant will, as promptly as practicable (taking into account the effect of Applicable Laws on whether or not any such event or condition has been previously publicly disclosed), deliver to HCG an Officer's Certificate of Owner Participant confirming or denying such event or condition and whether Owner Participant has become a Competitor. If Owner Participant confirms such event or condition, Owner Participant shall take all reasonable measures with respect to all confidential and Proprietary Information necessary to protect HCG from any adverse competitive impact that could arise from disclosure of such information. Owner Participant acknowledges that HCG will suffer irreparable harm in the event Owner Participant does not comply with its obligations under this
     Section 5.02(i) and agrees that HCG shall be entitled to specific performance of such obligations.

          (j) Election to Retain Title. If Owner Trustee shall elect or shall be
              -------------------------
     deemed to have elected to retain title to the Transponders pursuant to
     Section 8(a) or 8(c) of the Lease, Owner Participant will make the required amount of funds available to Owner Trustee and will otherwise cause Owner Trustee to perform its obligations under such Section 8(a) or 8(c) in accordance with the terms thereof.

          (k) Notice of Indenture Event of Default. Promptly after Owner
              -------------------------------------
     Participant has Actual Knowledge that any Indenture Event of Default or Indenture Default attributable to Owner Participant has occurred and is continuing, Owner Participant shall deliver to Indenture Trustee, HCG (if prior to the Execution Date) and Lessee (if on or after the Execution Date) a notice of such Indenture Event of Default or Indenture Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Owner Participant has taken, is taking and proposes to take with respect thereto.

          (1) Capitalization of Owner Participant. Commencing on the date hereof
              ------------------------------------
     to and including the In-Service Date, Owner Participant shall maintain equity capital in an amount not less than 3% of anticipated Initial Lessor's Cost at the date hereof for each of the Transponders, which amount shall at all such times be invested in debt obligations of Persons unrelated to Owner Participant or any Affiliate thereof.

          SECTION 5.03. Covenants of Trust Company. Trust Company further
                        ---------------------------
covenants to and with each of the other parties hereto that Trust Company will keep the Transponders, Lessor's Estate and the Indenture Estate free and clear of Lessor Liens attributable to it, and Trust Company shall pay, and shall indemnify and hold harmless each other Indemnitee, HCG and Lessee (and each of HCG's and Lessee's respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any such Person as the result of the failure of Trust Company to comply with this
Section 5.03.

          SECTION 5.04. Covenants of Indenture Trustee. Indenture Trustee will
                        -------------------------------
keep Lessor's Estate, the Indenture Estate, and the Transponders free and clear of Indenture Trustee's Liens. Indenture Trustee shall pay, and indemnify and hold harmless each other Indemnitee, HCG and Lessee (and each of HCG's and Lessee's respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal fees and expenses, of whatever kind and nature, imposed on, incurred by or asserted against any such Person as the result of the failure of Indenture Trustee to comply with this Section 5.04.

          SECTION 5.05. Additional Covenants. (a) Each of Owner Participant,
                        ---------------------
Owner Trustee, and Indenture Trustee agrees that if, pursuant to any provision of this Agreement, the Lease, the Purchase Agreement or the Indenture, Lessee elects to purchase, or causes Lessor to sell, all (but not less than all) of the Transponders, Lessee shall have the right to either (i) elect an Exchange by giving notice of such election pursuant to Section 11.04, in accordance with, subject to the conditions of and with the effect provided in Section 2.13 of the Indenture (an "Exchange Event") or (ii) provide to Owner Trustee an amount sufficient to prepay the Notes then outstanding, including any Variable Amount, pursuant to the applicable provisions of Section 2.5 or 2.7 of the Indenture, and Owner Trustee agrees to timely apply such amount for such purpose.

          (b) Each party hereto covenants with the other parties hereto that neither it nor anyone authorized to act on its behalf will take any action which would subject the offering or delivery of the Notes or Lessor's Estate to the registration requirements under the Securities Act.

          (c) Each of Owner Trustee, Owner Participant and Indenture Trustee agrees that it shall have no claim against HAC under the contract for the manufacture of the Satellite or the sale of the Satellite from HAC to HCG or otherwise with respect thereto.

          (d) If Lessee reasonably requests and provides timely instructions and forms, to the extent permitted by law, Owner Participant will timely file, and will timely request Owner Trustee and Trust Company to file, any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, and shall not effect any transfer of the Transponders, the Lease or any interest therein that would result in the imposition of any such withholding obligation.

          (e) If reasonably and timely requested and pursuant to timely instructions provided by Owner Participant, to the extent permitted by law, Trust Company will timely file any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, if any.

          (f) If reasonably and timely requested and pursuant to timely instructions provided by Owner Participant, to the extent permitted by law, Owner Trustee will timely file any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, if any, and shall not effect any transfer of the Transponders, the Lease or any interest therein that would result in the imposition of any such withholding obligation.

          (g) Notwithstanding anything to the contrary contained herein or in any other Operative Document or in the Hughes Agreements, Seller hereby agrees that it will not exercise its right to remove the Satellite from its assigned orbital location under clause (iii) of Section 13(a) of the Purchase Agreement or under clause (i) of Section 13(a) of the Purchase Agreement until (in the case of such clause (i) only, such time as the remaining fuel on board the Satellite equals 50 pounds or less, it being agreed that HCG may on or before the date the In-Service Date Appraisal is rendered, adjust such number downward but not upward) without the prior written consent of Owner Participant (which consent may be withheld by Owner Participant in its sole discretion) and that any breach of this Section 5.01(g) shall constitute an immediate Event of Default, without the requirement of any lapse of time or notice or any other action by any Person.

          (h) Until the Execution Date, (i) HCG shall retain all right and authority to test, operate and control the Transponders, and Owner Trustee shall not take any action that would interfere with the foregoing rights of HCG, (ii) Owner Trustee shall not (A) enter into any agreement for the sale, lease or other use of any of the Transponders other than the Lease, (B) so long as no event or occurrence that would constitute a Bankruptcy Default or an Event of Default under the Lease shall have occurred and be continuing with respect to any Transponder, exercise any of its rights under the Hughes Agreements in respect of such Transponder (other than to payment representing a downward adjustment to the purchase price of such Transponder pursuant to Section 2.03 of the Purchase Agreement); provided that HCG cannot waive the obligations of Seller or Contractor, and
--------
Owner Trustee may exercise any rights and remedies it might have, under Sections 5.01, 5.03, 5.05, 8.01, 10.02, 15.10, 15.12 and the last sentence of Section
15.16 of the Purchase Agreement and under Article 7 and Sections 2.1(b), 4.1, 4.2, 4.5, 4.7, 6.3, 6.4, 13.10 and 13.12 of the Service Agreement; provided, in
                                                                   --------  --
addition that, notwithstanding anything to the contrary in the foregoing, Owner
--------
Trustee shall, at all times, retain the right to defend its title to the Transponders and to enforce its rights under the Purchase Agreement to cause Seller to defend such title in accordance with the provisions hereof or thereof;
(iii) Owner Trustee hereby authorizes HCG, so long as no Event of Default under the Lease shall have occurred and be continuing with respect to any Transponder, to exercise in the name of and on behalf of Owner Trustee, the right and power to deal with Seller and Hughes Services under the Hughes Agreements and any other manufacturer or supplier of such Transponder including, without limitation, the right to demand, receive, accept and retain all services, tests, inspection rights, reports and other data and services with respect to such Transponder as provided in the Purchase Agreement and the Service Agreement, and the right to enforce (by legal action or otherwise) or to elect not to enforce (except in such manner as would have a material adverse effect on Owner Trustee's interest in such Transponder) against such Seller, Hughes Services, other manufacturer or supplier all rights, powers and privileges of Owner Trustee, and to receive all benefits of Owner Trustee with respect to Seller (subject to the same conditions as set forth in Sections 12(b), 12(c) and 12(d) of the Lease), Hughes Services, such other manufacturer or such supplier, under any express or implied warranty or indemnity or other provisions of the Hughes Agreements or substitute agreements in effect, including, without limitation, the right to enforce (or not to enforce (except in such manner as would have a material adverse effect on

Owner Trustee's interest in such Transponder)) and the right to obtain and retain the benefits of, all rights and claims of Buyer under the Purchase Agreement or of Owner under the Service Agreement; provided that,
                                                   --------
notwithstanding any term or provision of this clause (iii) to the contrary, Owner Trustee and Owner Participant shall retain the right to any Excepted Payment owing to either of them, respectively, and (iv) HCG shall have the sole right, without the consent of or prior notice to Owner Trustee or Owner Participant, to enter into Use Agreements complying with the provisions of
Section 5(c) of the Lease, as if the Lease were in effect, with respect to any Transponder so long as no event or occurrence that would constitute a Bankruptcy Default or Event of Default under the Lease, if the Lease were in effect, shall have occurred and be continuing. This Section 5.05(h) shall expire on the Execution Date.

          (i) Notwithstanding anything to the contrary contained herein, the remedies for a breach by HCG of any of its obligations contained in Section 5.01(g), (j), (k), (1), (m), (n), (o), (r), (s) or (t) or Section 5.05(1) shall be limited to claims for injunctive relief, specific performance and claims for actual money damages, but any such money damages shall not exceed in the aggregate with respect to any Transponder Special Termination Value for such Transponder. No Person shall have recourse for breach of any provision referenced in this Section 5.01(i) under both this Section 5.01(i) and the applicable Operative Document or Hughes Agreement.

          (j) On the In-Service Date (or such later date permitted by Section 2.07(a), if Owner Participant shall have funded in full its Commitment and the other amounts in respect of Transaction Costs required to be funded by it under
Section 2.06(b) (in each case, other than with funds provided by HCG), HCG shall return to Owner Participant the Defaulting Participant's Note marked "canceled".

          (k) Upon the execution and delivery of the Lease on the Execution Date, Owner Trustee shall deliver, as security, to Indenture Trustee an executed original counterpart of the Lease.

          (l) Operational Reports. HCG shall cause Contractor to comply with, or
              --------------------
at HCG's option HCG shall perform Contractor's obligations under, Section 7 of the Service Agreement. This section 5.05(1) shall expire on the Execution Date.

          (m)  [Intentionally Omitted]

          (n) Each party hereto agrees not to (i) initiate against Owner Trustee (in its capacity as such), the trust created by the Trust Agreement, or Lessor's Estate, any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, which seeks a bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or similar relief with respect to Owner Trustee (in its capacity as such or in its individual capacity), the trust created by the Trust Agreement, or Lessor's Estate or their respective debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for Owner Trustee (in its capacity as such or in its individual capacity), the trust created by the Trust Agreement, or Lessor's Estate or for all or any substantial part of their respective assets, or make a general assignment for the benefit of their respective creditors; and none of Owner Participant, Trust Company or Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above. In addition, Owner Participant covenants and agrees that, so long as the Indenture has not been discharged (A) it will make no claim on Owner Trustee (in its capacity as such or in its individual capacity), the trust created by the Trust Agreement, or Lessor's Estate (arising pursuant to the Operative Documents or otherwise) if such claim would result in the bankruptcy of Owner Trustee (in its capacity as such or in its individual capacity) the trust created by the Trust Agreement, or Lessor's Estate, as the case may be, and (B) it will not permit Owner Trustee to make a claim on the trust created pursuant to the Trust Agreement or Lessor's Estate in respect of amounts owed to Owner Trustee or Trust Company by the trust created pursuant to the Trust Agreement or Lessor's Estate (arising pursuant to the Operative Documents or otherwise) if such claim would result in the bankruptcy of the trust created pursuant to the Trust Agreement or Lessor's Estate.

          (o) In the event that HCG is obligated under Section 2.04 of the Purchase Agreement or gives notice of its election to exercise its right under
Section 11.01 to repurchase one or more Transponders, the existence of such obligation shall be deemed to have satisfied Owner Participant's obligation to fund the amounts otherwise required to be funded by it on the In-Service Date under Sections 2.06(a) and (b) and HCG's obligations under Section 2.07.

          SECTION 5.06. Covenants of Initial Note Purchaser. Initial Note
                        ------------------------------------
Purchaser further covenants to and with each of the other parties hereto that Initial Note Purchaser will perform and comply with all obligations imposed on Initial Note Purchaser pursuant to the provisions of this Agreement in accordance with the terms and conditions of each thereof and for the benefit and only for the benefit of the parties to whom such obligations are owed.

          SECTION 5.07. Covenants to Enter into Agreements. (a) Subject to
                        -----------------------------------
paragraphs (b) and (c) below and except in the circumstances contemplated by
Section 11.01 hereof and Section 2.04 of the Purchase Agreement, Owner Participant, Owner Trustee and HCG agree that on, the In-Service Date, HCG and Owner Trustee shall enter into the Lease.

          (b) If (i) Owner Participant shall have fully funded the amounts required to be funded by it pursuant to Sections 2.06(a) and (b) on the In-Service Date (other than with funds advanced by HCG), (ii) the Series A Notes are held by the Initial Note Purchaser or its Affiliate(s) on the In-Service Date and (iii) there would exist on the In-Service Date a Bankruptcy Default in respect of HCG or Guarantor if the Lease were then in effect, Owner Participant shall have the right to cause Owner Trustee not to enter into the Lease, provided that such election must be made on the In-Service Date.

          (c) If Owner Participant exercises its right to cause Owner Trustee not to enter into the Lease pursuant to paragraph (b) above, Owner Participant shall, by notice to Indenture Trustee, Owner Trustee and HCG given within seven days of the In-Service Date, cause Owner Trustee either to sell the Transponders to an unaffiliated third party without undue delay or to retain such Transponders and, in connection with any such retention, Owner Participant shall be obligated, as provided in Sections 2.7(a)(iv) and 2.11(b) of the Indenture, to cause Owner Trustee to redeem in full the Series A Notes on the 30th day following the In-Service Date, and no Person shall have any recourse to HCG or any of its Affiliates, under the Guaranty Agreement or otherwise, for the payment thereof and in such event HCG shall not be obligated to enter into the Lease. If Owner Participant elects to cause the Transponders to be sold by Owner Trustee, Owner Trustee shall prepay the Series A Notes within five days of receipt of the proceeds of such sale.

          (d) If the conditions stated in clauses (i)-(iii) of paragraph (b) above have been satisfied, any amounts payable to Initial Note Purchaser (or its Affiliate(s) as holder(s) of Series A Notes) in respect of the proceeds of a sale described in paragraph (c) above shall be subordinated in right of payment to all amounts then due, if any, to the Owner Participant. In such event, Owner Participant will be entitled to receive the equity portion of Stipulated Loss Value prior to any payment in respect of the Series A Notes and the balance, if any, of such sale proceeds after payment in full of the Series A Notes.

          SECTION 5.08. Pre-Lease Defaults. (a) If the Execution Date shall not
                        ------------------
have occurred on the In-Service Date as a result of:

          (i) Owner Participant's failure to cause Owner Trustee to execute and deliver the Lease on the In-Service Date as required by Section 5.07(a) (other than as a result of its exercise of its rights under Section 5.07(b) or in the circumstances contemplated by Section 11.01 or Section 2.04 of the Purchase Agreement); or

          (ii) the occurrence of an In-Service Date Force Majeure Event (as defined below),

then, at HCG's option (A) HCG shall repurchase from Owner Trustee all (but not less than all) the Transponders for an amount equal to the Special Termination Value thereof on the date of repurchase specified in paragraph (b) below and such amount shall be used by Owner Trustee to redeem the Notes outstanding on such date or (B) if the Series B Notes shall be outstanding and HCG shall have made the election provided for in Section 5.09, on the date specified in paragraph (b) below, HCG shall either effect an Exchange with respect to the outstanding Series B Notes or provide to Owner Trustee an amount sufficient to prepay the Series B Notes outstanding on such date with Premium Amount and, in either case, to prepay any other outstanding Notes in accordance with the terms thereof and Owner Trustee agrees to timely apply such amount for such purpose or
(C) on the date specified in paragraph (b) below, HCG shall purchase and Owner Participant shall sell the Beneficial Interest for an amount equal to one dollar and HCG shall cause Owner Trustee to enter into the Lease and, in connection therewith, HCG shall deliver the opinion required by Section 11.03(d).

          (b) Any purchase required or allowed by paragraph (a) above shall be consummated on the first Business Day occurring on or after the 30th day following the In-Service Date. HCG shall have the right to, and such purchase shall not in any way prejudice HCG's right to, recover damages in connection with any event described in Section 5.08(a) from any Person, and no such Person shall be relieved of any of its liabilities and obligations hereunder, all of which shall survive such purchase. Except in the case of a purchase pursuant to clause (C) of Section 5.08(a), upon such payment by HCG hereunder, Owner Trustee shall transfer the Transponders (without any representation, recourse or warranty whatsoever, other than the absence of Lessor Liens or Owner Participant Liens) to HCG and Owner Trustee shall execute and deliver such documents evidencing such transfer as HCG shall reasonably request.

          (c) If any of the following shall occur and Section 5.07(c) shall not apply: (x) HCG shall fail to execute and deliver the Lease on the In-Service Date as required by Section 5.07(a) (other than in the circumstances contemplated by Section 11.01 hereof or Section 2.04 of the Purchase Agreement),
(y) the Guaranty Agreement shall at any time prior to the Execution Date not be in full force and effect or (z) there would exist at any time prior to the Execution Date an Event of Default under Section 15(f), (g) or (h) of the Lease if the Lease were then in effect, then Owner Trustee may do any of the following as Owner Trustee in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

          (i) Owner Trustee, by notice to HCG specifying a payment date not later than 30 days from the date of such notice, may require HCG to pay to Owner Trustee, and HCG hereby agrees that it will pay to Owner Trustee, on the payment date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, an amount (reduced by any amounts otherwise paid by HCG pursuant to this Section 5.08(c)) equal to the Stipulated Loss Value for the Transponders calculated as of the In-Service Date, together with interest, if any, at the Applicable Overdue Rate on the amount of such Stipulated Loss Value from the date as of which such Stipulated Loss Value is computed until the date of actual payment; and upon such payment of liquidated damages payable by HCG hereunder, Owner Trustee shall transfer the Transponders (without any representation, recourse or warranty whatsoever, other than the absence of Lessor Liens or Owner Participant Liens) to HCG and Owner Trustee shall execute and deliver such documents evidencing such transfer as HCG shall reasonably request, and HCG shall indemnify Owner Trustee on an After-Tax Basis for Owner Trustee's reasonable expenses incurred in connection with such transfer; or

         (ii) Owner Trustee or its agent may sell the Transponders at public or private sale, as Owner Trustee may determine, or otherwise may dispose of, hold, use, operate, keep idle, lease for any period to others the Transponders, all on such terms and conditions and at such place or places as Owner Trustee may determine and all free and clear of any rights of HCG and of any claim of HCG, in equity, at law or by statute, whether for loss or damage or otherwise and HCG shall use its best efforts to obtain or assist Owner Trustee in obtaining, any necessary regulatory approvals for Owner Trustee to take any action pursuant to this Section 5.08(c)(ii). In the event Owner Trustee shall have sold any Transponder pursuant to this
     Section 5.08(c)(ii) (and prior thereto shall not have exercised its rights under Section 5.08(c)(iii)), Owner Trustee may demand that HCG pay Owner Trustee and HCG shall pay to Owner Trustee, as liquidated damages for the loss of a bargain and not as a penalty, an amount equal to the amount, if any, by which the Stipulated Loss Value for such Transponder, computed as of the In-Service Date, exceeds the net proceeds of such sale (together with interest, if any, at the Applicable Overdue Rate on the amount of such deficiency from the In-Service Date until the date of actual payment); or

       (iii) Whether or not Owner Trustee shall have exercised, or shall thereafter at any time exercise, any of its rights under Section 5.08(c)(ii) (other than a sale under Section 5.08(c)(ii)), Owner Trustee, may, at any time prior to the time that any Transponder shall have been sold or leased by Owner Trustee pursuant to Section 5.08(c)(ii), by written notice to HCG requesting that the Fair Market Sales Value or Fair Market Rental Value of such Transponder be determined, demand that HCG pay to Owner Trustee, and HCG shall pay to Owner Trustee on the 10th Business Day after the determination of such Fair Market Sales Value or Fair Market Rental Value, as the case may be, each determined on an as is, where is basis, as the case may be, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to whichever of the following amounts Owner Trustee, in its sole discretion, shall specify in such notice (together with interest on such amount at the Applicable Overdue Rate from the scheduled payment date to the date of actual payment): (x) an amount equal to the excess, if any, of the Stipulated Loss Value, computed as of the In-Service Date, over the Fair Market Rental Value for such Transponder, valued on an as is, where is basis for the Basic Term, after discounting such Fair Market Rental Value semiannually (effective on each January 2 and July 2) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate; (y) an amount equal to the excess, if any, of such Stipulated Loss Value as of the In-Service Date over the Fair Market Sales Value of such Transponder valued on an as is, where is basis or (z) an amount equal to the excess, if any, of (A) the present value computed as of such scheduled payment date of all installments of Scheduled Rent for the Basic Term, discounted semiannually (effective on each January 2 and July 2) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate over (B) the present value, computed as of such scheduled payment date, of the Fair Market Rental Value of the Transponder for the Basic Term, discounted semiannually (effective on each January 2 and July 2) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate.

            For all purposes of this Section 5.08(c), in the event that a portion of the Scheduled Rent due on any scheduled payment date is designated as an "arrears rent" on Schedule A to the Lease and there is also a payment of Scheduled Rent due on such date that is not so designated, a portion of the Rent Differential Amount with respect to such date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such scheduled payment date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential

Amount shall be taken into consideration in making such allocation).

          All determinations of Fair Market Sales Value and Fair Market Rental Value pursuant to this Section 5.08(c) shall be determined pursuant to the Appraisal Procedure. At any sale of the Transponders or any part thereof pursuant to this Section 5.08(c), Owner Trustee, Owner Participant or Indenture Trustee may bid for and purchase such property.

          Each of Owner Trustee and Indenture Trustee and any Person claiming through either of them, waives and agrees not to claim any amount under this
Section 5.08(c) or otherwise under this Agreement in respect of incidental or consequential damages incurred by it.

          To the extent permitted by Applicable Laws, HCG hereby waives any rights now or hereafter conferred by statute or otherwise that may require Owner Trustee, its successors or assigns to mitigate its damages in any particular manner or that may otherwise limit or modify any of the rights or remedies of Owner Trustee under this Section 5.08(c), but nothing contained herein shall eliminate Owner Trustee's obligation to mitigate its damages as may be required by Applicable Law.

          (d) As used herein, "In-Service Date Force Majeure Event" shall mean the failure of Owner Trustee and HCG to enter into the Lease on the In-Service Date for any reason other than in the circumstances described in Section 5.07(b), 5.08(a)(i), 5.08(c) or ll.01 hereof, or Section 2.04 of the Purchase Agreement.

          (e) Any payment required under this Section 5.08 to be made by HCG to Owner Trustee shall be made as if Section 3(f) of the Lease were in effect and shall be used by Owner Trustee to prepay any and all amounts then due under the Notes or the Indenture.

          (f) On the In-Service Date, Owner Participant shall fund in full the amounts required to be funded by it in Sections 2.06(a) and (b), notwithstanding the occurrence of any of the events set forth in clause (x), (y) or (z) of
Section 5.08(c).

          (g) For purposes only of this Section 5.08, to the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise specifically provided for in Section 5.08, each and every right, power and remedy herein specifically given to Owner Trustee or HCG or otherwise in this Section 5.08 shall be cumulative and shall be in addition to every other right, power and remedy specifically given in this Section 5.08 or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given in this Section 5.08 or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Owner Trustee or HCG, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Owner Trustee or HCG in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of HCG, Owner Participant or Owner Trustee or to be an acquiescence therein. No express or implied waiver by Owner Trustee or HCG of any such default shall in any way be, or be construed to be, a waiver of any future or subsequent default.

       SECTION 5.09.  Special Election.  In connection with the possible
                      ----------------
occurrence of an event described in Section 5.08(a)(i) or (ii) and in lieu of the possible prepayment of the outstanding Notes in accordance with Section 5.08(a) and Section 2.7(a)(ix) of the Indenture, Lessee may elect to deliver an irrevocable written notice to Owner Trustee and Indenture Trustee at least 20 days prior to the first issuance of any Series B Notes to the effect that Lessee will cause to be delivered an Instruction Certificate with respect to each Series of Series B Notes to be issued stating that such Series of Notes will include, in addition to other terms that may be described therein, a term providing for the prepayment of such Notes, in whole but not in part, with Premium Amount, or in lieu thereof an election to effect an Exchange of the Notes pursuant to Section 2.13 of the Indenture.

                                  ARTICLE VI

                               General Indemnity
                               -----------------

       SECTION 6.01. Payment of Expenses by Lessee.  (a) Lessee shall pay
                     -----------------------------
(except to the extent that any of the items hereinafter described are expressly made payable by Owner Participant pursuant to Section 9.01), and shall indemnify and hold harmless each Indemnitee, which, solely for the purposes of this Article VI, shall include Initial Note Purchaser (whether or not any of the transactions contemplated hereby shall be consummated) on an After-Tax Basis from, any and all liabilities, obligations, losses, damages, reasonable attorneys' fees, penalties, claims, actions, suits, costs, expenses and disbursements (other than, as to any particular Indemnitee, any of those specifically provided for in Article VII hereof and the Tax Indemnification Agreement), including, without limitation, any reasonable expenses incurred by any Indemnitee in furnishing any reports required pursuant to the Communications Act or any other provision of Applicable Law with respect to this Agreement or the transactions contemplated hereby (herein collectively referred to as "Expenses" and individually as an "Expense") imposed on, incurred by or asserted against any Indemnitee (whether because of an action or omission by such Indemnitee or otherwise), in any way relating to or arising out of (i) any of the Satellite, the earth stations related thereto, or the Transponders or any part thereof or any interest therein, (ii) the Operative Documents, or the Hughes Agreements or payments made pursuant thereto or any other transactions contemplated thereby and (iii) the manufacture, launching, financing, refinancing, construction, purchase, acceptance, rejection, delivery, nondelivery, ownership, acquisition, lease, sublease, preparation, installation, assembly, storage, maintenance, repair, transportation, abandonment, possession, repossession, use, operation, condition, sale, return, replacement, redelivery, modification, transfer of title, rebuilding, rental, importation, exportation or other application or disposition of all or any part of or any interest in any of the Transponders or the Satellite or the earth stations related thereto, including, without limitation, (A) claims or penalties arising from any violation of law or regulatory requirements of any kind relating solely to Indemnitee's interest in the Transponders or the Satellite or liability in tort, strict or otherwise, (B) loss of or damage to any property, the environment or death or injury to any Person, (C) latent or other defects, whether or not discoverable, (D) any claim for patent or trademark or copyright infringement, libel, or slander, including any such claim arising from transmissions to or from the Satellite or any Transponder, (E) imposition of any Lien (other than Lessor Liens, with respect to Owner Trustee (and its successors, assigns, officers, directors, servants, employees and agents), Owner Participant Liens, with respect to Owner Participant (and its successors, assigns, officers, directors, servants, employees and agents), and Indenture Trustee Liens, with respect to Indenture Trustee (and its successors, assigns, officers, directors, servants, employees and agents)) and (F) claims, penalties or liabilities in respect thereof based on any other theory of liability. Upon payment in full of any indemnity pursuant to this Section 6.01, Lessee shall, to the extent permitted by Applicable Law, be subrogated to any right of such Indemnitee in respect of the matter against which such indemnity has been paid to the extent of such payment. Owner Trustee shall be subrogated to any rights of Indenture Trustee or the holder of any Note (other than any security interest) to the extent any amount otherwise payable to Owner Trustee under the Indenture shall be reduced by the failure of Lessee to have paid any indemnity to Indenture Trustee or such Noteholder.

          (b) Without limitation of the foregoing, Lessee shall pay on an After-Tax Basis (except to the extent such amounts are payable by Owner Participant as part of its Commitment, or by Owner Participant pursuant to
Section 9.01 (unless specified otherwise in such Section 9.01)) all the out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) reasonably incurred by Owner Participant, Owner Trustee or Indenture Trustee in connection with (A) the entering into or giving or withholding of any future amendments, supplements, waivers or consents (whether or not they become effective) with respect to any Operative Document or the Hughes Agreements other than those that are made at the request of such Indemnitee (unless pursuant to Section 12.06) or in connection with the transfer of Owner Participant's interest in accordance with Article XIII hereof), (B) the taking of any action under the Lease or the Indenture at the request of Lessee or as a result of an Event of Default or (C) any Event of Loss, any redemption, prepayment or refunding of Notes (including, without limitation, any prepayment, proposed refunding and refunding contemplated by Section 12.01, whether or not consummated), in each case as permitted by the terms of the Operative Documents, subject, in the case of Indenture Trustee to the provisions of the Indenture.

          (c) If Lessee or any Indemnitee has knowledge of any action, suit, proceeding or claim hereby indemnified against under this Section 6.01 or any action, suit, proceeding or claim seeking incidental or consequential damages against Indemnitee with respect to a Transponder subject to the Lease whether or not indemnified against under this Section 6.01, it shall give prompt written notice thereof to the other and Lessee may assume the defense thereof, and, at such Indemnitee's request, shall assume the defense thereof with counsel reasonably acceptable to such Indemnitee. Such Indemnitee shall fully cooperate with Lessee in all ways reasonably requested by Lessee in said defense by Lessee. In any such action, any Indemnitee shall have the right to employ separate counsel in such action and participate therein, subject to the preceding sentence, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel has been specifically authorized by Lessee, (ii) the named parties to such action (including any impleaded parties) include both such Indemnitee and Lessee and representation of such Indemnitee and Lessee by the same counsel would be unethical under the applicable standards of professional conduct due to actual or potential conflicting interests between them or (iii) such action involves an act that involves or is alleged to involve criminal activity undertaken in compliance with or as contemplated by the Operative Documents or Hughes Agreements or involves the risk of criminal penalties, unless such action does not lead to the commencement (including, without limitation, the impanelling of a grand jury or similar investigatory proceeding) of a criminal proceeding. Lessee shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent and no Indemnitee will agree to any such settlement without the prior written consent of Lessee.

          (d) Notwithstanding the provisions of the immediately preceding paragraph, the omission by any Indemnitee to notify Lessee of any Expense shall not relieve Lessee from any liability which it may have hereunder in respect of any such Expense or other Expense; provided, however, that nothing herein
                                   --------  -------
contained shall prevent Lessee from bringing a subsequent action against such Indemnitee for damage suffered by Lessee as a result of such omission.

          (e) If, by reason of any Expense payment made to or for the account of an Indemnitee by Lessee pursuant to this Section 6.01, such Indemnitee concurrently or subsequently realizes a tax deduction or credit not previously taken into account in computing such payment, such Indemnitee shall promptly pay to Lessee (but only if Lessee shall have made all payments then due and owing to such Indemnitee under the Operative Documents), an amount equal to the sum of
(i) the actual reduction in Taxes realized by such Indemnitee which is attributable to such deduction or credit plus (ii) the actual reduction in Taxes
                                         ----
realized by such Indemnitee as a result of any payment made by such Indemnitee pursuant to this sentence; provided, however,
                           --------  -------
that such Indemnitee shall not be obligated to make any payment to Lessee pursuant to this sentence if and for so long as a Payment Default, Bankruptcy Default or any Event of Default shall have occurred and be continuing, but shall promptly make such payment once all such Events of Default shall no longer be continuing; and provided further, however, that such Indemnitee shall not be
                ----------------  -------
obligated to make any payment pursuant to this Section 6.01 to the extent that the amount calculated pursuant to (i) above would exceed (x) the amount of all prior payments received by such Indemnitee from Lessee pursuant to this Section
6.01 with respect to such Expense (determined without regard to any amount paid in respect of Taxes required to be paid by such Indemnitee in respect of the receipt or accrual of such amounts) less (y) the portion of all prior payments
                                    ----
computed pursuant to (i) above paid by such Indemnitee to Lessee hereunder. Any Taxes that are imposed on any Indemnitee as a result of a disallowance or reduction of any tax benefit taken into account in the prior sentence shall be treated as a Tax for which Lessee is obligated to indemnify such Indemnitee pursuant to the provisions of Article VII hereof without regard to Section 7.02 (other than subsections (f) and (g) thereof) or Section 7.04 thereof.

          (f) In the event of a conflict between the provisions of Article 10 of the Purchase Agreement or Article 6 of the Service Agreement and the provisions of this Agreement, the provisions of this Agreement shall prevail.

          SECTION 6.02.  Exceptions.  The indemnity contained in Section 6.01
                         -----------
with regard to any particular Indemnitee shall not extend to any Expense (a) resulting from the willful misconduct or gross negligence of such Indemnitee (other than willful misconduct or gross negligence imputed to such Indemnitee solely by reason of its interest in the Transponders) or its respective corporate successors, officers, directors, servants, agents or employees, (b) to the extent resulting from the intentional breach by such Indemnitee of any of its representations, warranties or covenants in any of the Operative Documents or the Hughes Agreements, (c) to the extent (i) attributable solely to acts or events occurring after the end of the Lease Term or (ii) resulting from, in the case of Owner Participant (and its successors, assigns, officers, directors, servants, employees and agents), an Owner Participant Lien, in the case of Owner Trustee or Trust Company (and its successors, assigns, officers, directors, servants, employees and agents), a Lessor's Lien, and in the case of Indenture

Trustee (and its successors, assigns, officers, directors, servants, employees and agents), an Indenture Trustee's Lien, (d) which is a Tax, it being understood that all Tax indemnities are governed by the Tax Indemnification Agreement or Article VII, and it being further understood that this clause (d) shall not affect any express requirement in the Operative Documents that any payments otherwise be made on an After-Tax Basis, (e) as to Owner Participant or Owner Trustee, resulting at any time directly or indirectly from a voluntary disposition or transfer by Owner Participant or Owner Trustee of all or any part of its right, title and interest in any of the Transponders or Lessor's Estate or as to any Indemnitee, resulting at any time from such Indemnitee's voluntary disposition of all or any part of such Indemnitee's right, title and interest in and to any of the Transponders or any Operative Document (except that this clause (e) shall not affect Lessee's obligations under Section 6.01 in respect of any such disposition following the exercise of remedies under Section 16 of the Lease in connection with an Event of Default under such Section 16 or in connection with any disposition under Section 8, 10, 11, 12 or 19 of the Lease except as otherwise expressly provided in such Sections, (f) expressly required under any Operative Document to be paid by a party to this Agreement other than Lessee or as to which Lessee is expressly exempted from liability under any Operative Document or (g)(i) any Expense of Agent arising out of or related to or in connection with any sale or offer to sell to any Person, directly or indirectly, any interest in the Lessor's Estate, the Transponders, or any of the Operative Documents, (ii) any costs and expenses incurred by Agent for acting as agent of Owner Participant and (iii) any obligation of Agent under the Reoptimization Agreement.

          Except as expressly provided in this Agreement or in any other Operative Document, Lessee shall not be liable to any Indemnitee for incidental or consequential damages suffered by such Indemnitee; provided, however, that
                                                      --------  -------
the foregoing shall not be construed to limit recovery by any Indemnitee of any costs, expenses or liabilities incurred by such Indemnitee as a result of any third party claim against such Indemnitee based on events occurring and/or conditions existing any time prior to the expiration or earlier termination of the Lease, except to the extent incurred by such Indemnitee as a result of affirmative actions of such Indemnitee to market or otherwise utilize any Transponders; provided, however, that nothing in this exception shall modify or
              --------  -------
limit Lessor's remedies under Section 16 of the Lease.

          With respect to any amount which Lessee is requested by an Indemnitee to pay by reason of this Article VI, the Indemnitee shall, if requested by Lessee and prior to any payment, submit such additional information to Lessee as Lessee may reasonably request properly to substantiate the requested payment. Lessee covenants and agrees to pay all amounts due under this Article VI promptly and in any event within 30 days of demand. Nothing contained in this
Article VI shall increase, decrease or otherwise affect in any way Seller's or Hughes Services' obligations under the Hughes Agreements in their respective capacities as Seller and service provider thereunder.

                                  ARTICLE VII

                          General Indemnity for Taxes
                          ---------------------------

          SECTION 7.01.  Indemnity.  All payments of Rent will be free and clear
                         ----------
from the withholding of any Tax imposed by any Federal, state or local government or any taxing authority thereof in the United States or any territory or possession of the United States or by any foreign government, taxing authority or governmental subdivision of a foreign country or international taxing authority, and if any such withholding is required, Lessee shall pay an additional amount of Rent such that the net amount of Rent actually received by an Indemnitee will be equal to the amount of Rent that would then be due absent such withholding. Any withholding tax paid by Lessee that is excluded from this
Section 7.01 by Section 7.02 shall be promptly repaid to Lessee by the appropriate Indemnitee.

          Except as provided in Section 7.02, whether or not the transactions contemplated by the Operative Documents are consummated, Lessee hereby assumes liability for and agrees to timely pay, and on written demand shall indemnify, defend and hold each Indemnitee harmless, on an After-Tax-Basis, from and against any and all Taxes actually imposed on or with respect to any Indemnitee, Lessee, any Transponder or any part thereof or any interest therein, the Satellite, or otherwise by any Federal, state or local government or any taxing authority thereof in the United States or any territory or possession of the United States or by any foreign government, taxing authority or governmental subdivision of a foreign country or international taxing authority upon, in any connection with or in any way relating to (a) the manufacture, financing, refinancing, construction, purchase, acceptance, rejection, delivery, nondelivery, ownership, acquisition, lease, sublease, preparation, installation, assembly, storage, maintenance, repair, transportation, abandonment, possession, repossession, use, operation, condition, sale, return, replacement, redelivery, modification, transfer of title, rebuilding, rental, importation, exportation or other application or disposition of all or any part of or any interest in any of the Transponders, (b) the payment of Rent or the receipts or earnings or profits arising from or received with respect to any Transponder or any part thereof or any interest therein or any applications or dispositions thereof or with respect to any Operative Document, (c) any amount paid or payable pursuant to any of the Operative Documents or the Hughes Agreements, (d) any Transponder or any part thereof or any interest therein or the applicability of the Lease to such Transponder or such part thereof or such interest therein, (e) the Operative Documents, the Hughes Agreements, or any of them, (f) the property, the income or other proceeds with respect to the property held by Owner Trustee or by Indenture Trustee under the Indenture, (g) the payment of the principal of, or interest on, the Notes or other amounts payable under the Notes or the Indenture or (h) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents or the Hughes Agreements including, without limitation, the issuance, acquisition or transfer of the Notes.

          SECTION 7.02.  Exceptions from Indemnity.  The provisions of Section
                         -------------------------
7.01 hereof shall not apply to:

          (a) (i) any withholding Tax functioning as a final tax in respect of any Noteholder and (ii) any Tax on, based on, with respect to, or measured by net or gross income, capital or receipts of any Noteholder or which is in the nature of a franchise or conduct of business tax imposed on such Noteholder or which is in the nature of a minimum tax on tax preferences imposed on a Noteholder (in each case, other than a tax in the nature of a sales, use or rental tax; provided, however, that Lessee shall not be
                               --------  -------
     obligated to pay any tax in the nature of a sales, use or rental tax imposed on any Noteholder that results from or is attributable to the fact that such Noteholder is a commercial bank or other financial institution organized under the laws of a jurisdiction other than the United States of America, or a state or territory thereof);

          (b) any Tax imposed by the United States Federal government based upon or measured by net income and any

     Tax on, based on, with respect to, or measured by the net income or gross income, capital, or net receipts of any Indemnitee, or which is in the nature of a franchise or conduct of business tax imposed on any Indemnitee for the privilege of doing business, or which is in the nature of a minimum tax on tax preferences imposed on any Indemnitee in each case by any state of the United States or by the United States Virgin Islands (other than any state in which Lessee or any Affiliate thereof owns or operates equipment used in connection with the operation of the Satellites or the Transponders other than, in the case of the Transponders, use by Lessee or any Affiliate thereof for internal purposes, unless such state is also the principal place of business of such Indemnitee, it being agreed that for purposes of this parenthetical clause the United States Virgin Islands shall be treated as a state) (in each case set forth in this subparagraph (b) other than a tax in the nature of a sales, use, value added, property, excise or rental tax);

          provided, however, that the provisions of subparagraphs (a) and (b)
          --------  -------
     shall not apply to any Taxes imposed upon any indemnity payment made pursuant to Section 7.01 hereof, Article VI hereof or the Tax Indemnification Agreement;

          (c) in the case of Owner Participant, Owner Trustee or Lessor's Estate, for so long as no Event of Default shall have occurred and be continuing, any Tax that is imposed with respect to any Transponder with respect to any period beginning after the earlier of (i) the expiration of the Lease Term or other termination of the Lease for such Transponder for any reason or, if later and if applicable, the return of the Transponders after such termination or expiration, or (ii) the discharge of Lessee's obligations to pay the Stipulated Loss Value or the Termination Value and all other amounts due under the Lease; provided, however, that this
                                            --------  -------
     exception shall not apply to Taxes relating to events occurring, or Taxes relating to matters arising, prior to or contemporaneously with such time;

          (d) in the case of a Noteholder, for so long as no Event of Default shall have occurred and be continuing, any Tax imposed with respect to (i) any period which begins after the payment of all amounts owing to such Noteholder under the Indenture and (ii) the portion of any period which begins before such payment to the extent it occurs after such payment; provided, however, that this exception shall not apply to
                   --------  -------
     Taxes relating to events occurring, or Taxes relating to matters arising, prior to or contemporaneously with such payment;

          (e) any Tax which is being contested in accordance with the provisions of Section 7.04, during the pendency of such contest; provided, however,
                                                           --------  -------
     that Owner Trustee, as Lessor under the Lease with respect to each Transponder, shall be receiving all amounts of Rent when payable, and that each Noteholder shall be receiving all payments of principal and interest on the Notes and all other amounts payable under the Notes and the Indenture when payable, in either case without reduction by reason of such Tax or any other Tax;

          (f) any Tax (i) that is imposed on any Indemnitee or any Affiliate, or any successor, assign, officer, director, servant, employee or agent thereof, as a result of the willful misconduct or gross negligence, or a failure properly to file returns or statements, whether related or unrelated to the transactions contemplated by the Operative Documents or the Hughes Agreements (unless such failure results from Lessee's failure to provide timely notice of the requirement of such filing or the failure of Lessee to provide information reasonably required in connection with such filing or Lessee's failure to comply with its obligations under
      Section 7.05), of such Indemnitee or such Affiliate thereof, or such successor, assign, officer, director, servant, employee or agent thereof (other than an act or failure to act required or contemplated under any of the Operative Documents or Hughes Agreements), (ii) that is imposed on any Indemnitee to the extent that such Tax results from the breach of any representation, warranty or covenant in the Operative Documents or Hughes Agreements by such Indemnitee, (iii) that is imposed on any Indemnitee as a result of a claim unrelated to the transaction contemplated herein, (iv) that is imposed on Owner Participant, Owner Trustee or Lessor's Estate because of or in connection with any Owner Participant Lien or Lessor Lien, respectively, (v) that is imposed on Indenture Trustee because of or in connection with any Indenture Trustee's Lien or (vi) that is imposed on any Noteholder because of or in connection with any Noteholder's Lien of such Noteholder;

          (g) any Tax imposed with respect to a voluntary sale, transfer, assignment or other voluntary disposition by Owner Participant or Owner Trustee, or an involuntary disposition by Lessor or Owner Participant resulting from a default under the Operative Documents or the Hughes Agreements (other than such a default that results from a default by Lessee) by Owner Participant or Lessor, of a Transponder or any part thereof or any interest therein or Lessor's Estate; provided, however that
                                                         --------  -------
     this exception shall not apply in the event that such sale, transfer, assignment or other disposition shall occur as the result of any acts pursuant to Sections 7, 8, 12, 16 or 19 of the Lease or at any time while an Event of Default, Payment Default or Bankruptcy Default shall have occurred and be continuing;

          (h) any Tax to the extent such Tax (i) would have been imposed on an Indemnitee had it not engaged in activities related to the transaction contemplated herein or (ii) is imposed by any jurisdiction that would not have imposed such Tax on the Indemnitee but for activities conducted by such Indemnitee in such jurisdiction which activities are unrelated to the transactions contemplated herein (it being understood, however, for purposes of clause (ii) of this subparagraph (h), that, to the extent such tax is caused both by such activities of Indemnitee and by activities of a Lessee Person, such tax will be equitably apportioned between such Indemnitee and Lessee);

          (i) any penalties, fines, additions to Tax and interest to the extent not attributable to a Tax indemnified against hereunder;

          (j) any estate, inheritance or succession Tax imposed on any Indemnitee; and

          (k) any Tax on, with respect to or measured by any trustee fees received by Lessor, Owner Trustee or Indenture Trustee for services rendered under the Trust Agreement or the Indenture;

provided, however, that if and to the extent any Tax referred to in any of the
--------  -------
foregoing clauses would otherwise be indemnified against pursuant to the terms of both the Tax Indemnification Agreement and this Article VII, the terms of the Tax Indemnification Agreement shall control and no payments shall be made under this Article VII.

Notwithstanding anything to the contrary contained in this Section 7.02, the exceptions set forth in this Section 7.02 shall not apply, with respect to Owner Trustee, Owner Participant or the Lessor's Estate, to any Taxes imposed by way of withholding on payments of principal, interest or premium on the Notes or imposed by reason of any failure to withhold with respect to such payments.

       SECTION 7.03. Calculation of Indemnity Payments. If any Indemnitee
                     ----------------------------------
subsequently realizes a tax benefit by reason of any payment of an indemnified Tax pursuant to this Article VII or by reason of payment of an amount, which amount was reimbursed to such Indemnitee by Lessee on an After-Tax Basis pursuant to a provision specifically requiring the payment of such amount on an After-Tax Basis (other than pursuant to any provision of Article VI or the Tax Indemnification Agreement), which benefit had not previously been taken into account in computing such payment, such Indemnitee shall pay Lessee when such tax benefit is actually utilized (but not before Lessee shall have made all payments and indemnification theretofore due to such Indemnitee pursuant to the Operative Documents) an amount equal to the lesser of (a) the sum of (i) an amount equal to such tax benefit, plus (ii) an amount equal to any other tax benefit realized and actually utilized by such Indemnitee as the result of any payment made by such Indemnitee pursuant to this sentence, and (b) the amount of such payment and any other payment by Lessee to such Indemnitee with respect to the Tax or other amount that gave rise to such tax benefit, reduced by other amounts previously paid by such Indemnitee to Lessee with respect to the tax benefits resulting from such Tax or other amount pursuant to this Article VII; provided, however, that, notwithstanding the foregoing portions of this
--------  -------
sentence, such Indemnitee shall not be obligated to make any payment to Lessee pursuant to this sentence if and for so long as an Event of Default shall have occurred and be continuing, but shall promptly make such payment once all Events of Default shall no longer be continuing. Any Taxes that are imposed on any Indemnitee as a result of a disallowance or reduction of any tax benefit taken into account in the prior sentence shall be treated as a Tax for which Lessee is obligated to indemnify such Indemnitee pursuant to the provisions of Article VII hereof without regard to Section 7.02 (other than subsections (c), (d), (e), (f), (g), (h) and (i) thereof).

       SECTION 7.04. Contest. (a) If a claim shall be made against any
                     -------
 Indemnitee for any Tax in excess of $10,000
for which Lessee would be obligated to indemnify pursuant to this Article VII, such Indemnitee shall promptly notify Lessee after such Indemnitee becomes aware of such action and in any event within 30 days after receipt by such Indemnitee of a written claim (but failure to notify Lessee within such 30-day period shall not impair such Indemnitee's right to indemnification under this Article VII except to the extent that Lessee's rights to contest such claim shall have been materially impaired by such failure) and shall, to the extent permitted by applicable law, not pay the claim before the earlier of (i) 30 days after giving Lessee notice and (ii) receipt of Lessee's response. If Lessee shall so request within the period referred to in the foregoing sentence, such Indemnitee shall, at Lessee's expense reimbursed to such Indemnitee on an After-Tax Basis, contest the imposition, validity or applicability of such Tax. The ultimate control over the conduct of such contest (including the right to forgo any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and the right to select the forum for such contest and determine whether any such contest shall be by (i) resisting payment of such Tax, (ii) paying such Tax under protest or (iii) paying such Tax and seeking a refund thereof) shall remain with such Indemnitee; provided, however, that such Indemnitee shall keep
                             --------- --------
Lessee or its counsel reasonably informed as to the progress thereof, consult with Lessee within a reasonable period before any significant action with respect thereto is taken or omitted and consider in good faith any suggestions made by Lessee or its counsel; provided further that unless (a) remedies under
                               ----------------
Section 16 of the Lease shall have been, or are being, exercised in connection with an Event of Default which has occurred and is continuing or (b) a Bankruptcy Default or Payment Default has occurred and is continuing, and subject to Indemnitee's waiver rights described in Section 7.04(b) hereof, and provided that all conditions set forth in this Section 7.04 for the continuation of a contest shall then be satisfied, no such proceedings or litigation shall be settled or otherwise compromised without the prior written consent of Lessee. If such Indemnitee so elects, such contest shall be conducted by Lessee in the name of such Indemnitee (subject to the preceding proviso) and in no event shall such Indemnitee be required or Lessee be permitted to contest or to continue to contest, as the case may be, the imposition of any Tax for which Lessee is obligated to indemnify pursuant to this Article VII unless (A) Lessee shall have agreed to pay such Indemnitee on demand and shall have paid as so demanded all reasonable costs and expenses that such Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees and disbursements) on an After-Tax Basis, (B) Owner Participant shall have determined in good faith that the action to be taken will not result in any material risk of a Lien on, or of sale, forfeiture or loss of any Transponder or any part thereof or any interest therein (except if Lessee shall have made provision to protect the interests of Owner Participant in a manner satisfactory to Owner Participant), (C) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have advanced on an interest-free basis an amount equal to the amount of such claim which such Indemnitee shall have elected to pay and Lessee shall have indemnified the Indemnitee in a manner satisfactory to the Indemnitee, for any adverse tax consequences from the receipt, or interest-free nature, of such advance and (D) an Event of Default, Payment Default or Bankruptcy Default shall not have occurred and be continuing unless Lessee has posted adequate security securing payment of the Tax subject to the contest and expenses of the contest in a manner reasonably acceptable to such Indemnitee.

          (b) An Indemnitee may at any time elect to settle or compromise any proposed claim or contest or decline to take any action or any further action with respect to a proposed claim or contest; provided, however, that if Lessee
                                             --------- --------
has properly requested such action pursuant to this Article VII and has satisfied all conditions set forth in Section 7.04(a) for the continuation of a contest, such Indemnitee shall notify Lessee that it waives its right to any indemnity payment by Lessee that would otherwise be payable by Lessee pursuant to this Article VII in respect of such claim. An election by an Indemnitee to settle or compromise any proposed claim or contest or decline to take any action or take any further action with respect to a proposed claim or contest for any given taxable period shall not affect the rights and obligations of any other Indemnitee with respect to such proposed claim. An election by an Indemnitee to settle or compromise any proposed claim or contest or decline to take any action with respect to a proposed claim or contest (under circumstances where Lessee shall have properly requested action and satisfied all conditions for the continuation of a contest set forth in Section 7.04(a)) shall not affect the rights and obligations of such Indemnitee and Lessee hereunder in respect of any other taxable period or any other taxing authority except to the extent such election not to contest materially impairs as a legal or practical matter the ability of Lessee or an Indemnitee to contest any Tax with respect to such other taxable period or such other taxing authority for which such Indemnitee is indemnified pursuant to this Article VII. Upon any such election by an Indemnitee, if Lessee shall have advanced an amount to an Indemnitee pursuant to clause (C) of Section 7.04(a), such Indemnitee shall repay the advance to Lessee, plus interest on such advance from the date of the making of such advance by Lessee to the day next preceding the day of repayment of such advance by such Indemnitee calculated at the applicable rate of the tax authority with respect to the claim to which the advance related; such repayment shall be made upon the occurrence of the earlier of (x) final adjudication of such contest (including a settlement thereof) and (y) such time as such Indemnitee shall elect to discontinue the contest as above provided; provided, however,
                                                    --------  -------
notwithstanding the foregoing, such Indemnitee shall not be obligated to make any repayment to Lessee pursuant to this sentence for so long as an Event of Default shall have occurred and be continuing but shall promptly make such payment once all Events of Default shall no longer be continuing.

          SECTION 7.05. Reports. If any report, return or statement is required
                        --------
to be filed with respect to any Tax which is subject to indemnification under this Article VII, Lessee shall promptly notify the appropriate Indemnitee of such requirement and shall timely file the same, except for any such report, return or statement which an Indemnitee has notified Lessee that such Indemnitee intends to file; provided, however, prior to the filing by any Indemnitee of
                 --------  -------
any report, return or statement in respect of which an amount greater than $10,000 is required to be paid by Lessee, such Indemnitee shall notify Lessee that such report, return or statement and such Tax is due and such notification shall be within a reasonable amount of time to enable Lessee to contest such Tax, and, with respect to any report, return or statement being filed by Lessee, the Indemnitee shall at Lessee's expense be required to provide Lessee on a timely basis with any information reasonably requested, provided further, that,
                                                        -------- -------
without prejudice to any other rights Lessee may have in connection therewith (including, without limitation, any claim for damages for a failure to give the notice or reasonably requested information pursuant to this Section 7.05), the failure to provide any such notice or reasonably requested information shall not affect Lessee's obligations hereunder to any Indemnitee unless such failure shall materially impair a contest of such Tax. Lessee shall either file such report, return or statement so as to show the ownership of the Transponders in Owner Trustee and send a copy of such report, return or statement to Owner Trustee or, where not so permitted, promptly notify Owner Participant of such requirement and prepare and deliver such report, return or statement to Owner Participant in a manner satisfactory to Owner Participant within a reasonable time prior to the time such report, return or statement is to be filed.

     SECTION 7.06. Payment. (a) Unless otherwise requested by the appropriate
                   --------
Indemnitee, Lessee shall pay any Tax for which it is liable pursuant to this
Article VII directly to the appropriate taxing authority when due and, if so otherwise requested, shall pay such appropriate Indemnitee within 15 days after demand, in immediately available funds, any amount due such Indemnitee pursuant to this Article VII with respect to such Tax or such payment, but not prior to the later of (i) payment of such Tax and (ii) final adjudication (including settlement consented to by Lessee) in the case of a contest pursuant to Section
7.04. Any such demand shall specify in reasonable detail the payment and the facts upon which the right to payment is based. Each Indemnitee shall promptly forward to Lessee any notice, bill or advice received by it concerning any Tax for which such Indemnitee claims indemnification hereunder. Within 30 days after the date of each payment by Lessee of any Tax, Lessee shall furnish the appropriate Indemnitee with the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is acceptable to such Indemnitee. Lessee shall also furnish promptly upon request such data as any Indemnitee may require to enable such Indemnitee to comply with the requirements of any taxing jurisdiction.

     (b) Lessee agrees that it shall have no right to inspect the books, records, tax returns or any other document of such Indemnitee or any Affiliate thereof in order to verify the basis or accuracy of the calculations made pursuant to this Article VII; provided, however, within 10 days following
                              --------  -------
Lessee's receipt of any notice or demand involving calculations to be made pursuant this Article VII, Lessee may request that the correctness of such calculations be verified (but such verification shall be limited to calculations and shall not extend to any interpretation of the scope of any indemnity provision or the existence of a liability hereunder), at Lessee's expense, by one of the six largest United States public accounting firms selected by the relevant Indemnitee and approved by Lessee, which approval will not be unreasonably withheld, and such Indemnitee shall deliver to Lessee a certificate of a senior officer together with a statement from such public accounting firm confirming that the calculations set forth in or supporting the amount set forth in such notice or demand to which such request relates have been verified as above provided and that the calculations are accurate and in conformity with the provisions of this Article VII. The assumptions, the method of calculation and the other information revealed or made available to such accounting firm shall be kept confidential and shall not be revealed by it to any other Person.

          SECTION 7.07. Consolidated or Combined Return. In the case of any Tax
                        --------------------------------
for which an Indemnitee claims indemnification hereunder that is reported on a consolidated or combined basis by such Indemnitee, the rules applicable to the consolidated or combined return of the Indemnitee shall be taken into account in computing the amount of any indemnity or payment by or to Lessee under this
Article VII in respect of such Tax.

                                  ARTICLE VIII

                  Nature and Manner of Payment of Indemnities
                  -------------------------------------------

          SECTION 8.01. Effect of Other Indemnities. Lessee's obligations under
                        ----------------------------
the indemnities provided for in this Agreement shall be those of primary obligor, whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any of the other Operative Documents, the Hughes Agreements or any other document or instrument, and the Person seeking indemnification from Lessee pursuant to any provisions of this Agreement may proceed directly against Lessee (subject to the provisions of this Agreement) without first seeking to enforce any other rights of indemnification.

          SECTION 8.02. Payments and Survival of Indemnities. Unless otherwise
                        -------------------------------------
specifically provided for herein, all amounts payable by Lessee pursuant to Articles VI and VII shall be payable directly to the Person entitled to payment or indemnification. Unless otherwise specifically provided herein or therein, the indemnities of the parties hereunder shall survive the termination of this Agreement and the other Operative Documents and shall survive the transfer of any Note or any interest of Owner Participant in Lessor's Estate and the payment of any or all of the Notes.

          SECTION 8.03. No Guarantees, etc. Nothing herein or in the Tax
                        ------------------
Indemnification Agreement shall be construed as a guarantee by Lessee of any residual or other value in the Transponders or the useful life of the Transponders or constitute a guarantee by Lessee of payment of principal of or interest on the Notes or any other amount payable under the Indenture.


                                   ARTICLE IX

                         Payment of Transaction Costs
                         ----------------------------

          SECTION 9.01. Transaction Costs. (a) If the transactions contemplated
                        ------------------
by this Agreement to be consummated on the Closing Date, the Debt Refinancing Date or the In-Service Date are consummated, Owner Trustee shall as soon as practicable on or after the Closing Date, the Debt Refinancing Date or the In-Service Date, as the case may be (subject to paragraph (b) of this Section 9.01), pay when due, or reimburse Lessee upon request, for, all such Transaction Costs not theretofore paid by Owner Trustee. Owner Participant agrees to provide to Owner Trustee funds to pay Transaction Costs payable by Owner Trustee pursuant to the preceding sentence; provided, however, that (i) the Transaction
                                    --------  -------
Costs paid by Lessee prior to the Closing Date, if any, will be reimbursed on the Closing Date solely out of the proceeds of the initial Series D Loans, and Transaction Costs due and payable on the Closing Date will be paid on the Closing Date solely out of the proceeds of the initial Series D Loans, (ii) Transaction Costs payable from time to time after the Closing Date and prior to the earlier to occur of the Debt Refinancing Date and the In-Service Date will be paid solely out of the proceeds of subsequent Series D Loans as provided in
Section 2.01(c), (iii) Transaction Costs payable on the Debt Refinancing Date and from time to time thereafter to but excluding the In-Service Date will be paid solely out of the proceeds of secured loans made from time to time and evidenced by Series E Notes, (iv) Transaction Costs payable on the In-Service Date or in respect of which Owner Trustee has received invoices on or prior to the later of June 2, 1993 and 60 days after the In-Service Date will be paid by Owner Trustee with funds to be provided by Owner Participant and (v) Transaction Costs in respect of a refinancing of the Series A Notes which occurs after the In-Service Date and on or prior to June 30, 1993, shall be paid by Owner Trustee with funds to be provided by Owner Participant, to the extent invoices therefor are received by Owner Trustee within 60 days after such refinancing. If the transactions contemplated by this Agreement to be consummated on the Closing Date are not consummated, Lessee shall pay when due all Transaction Costs accrued to such failed Closing Date, the payment of which is otherwise the obligation of Owner Trustee pursuant to the first sentence of this Section 9.01(a); provided, however, that if such transactions shall not be
                      --------  -------
consummated by reason of a breach by Owner Trustee or Owner Participant of its obligations hereunder or under any other Operative Document or Hughes Agreement to which such Person is or will be a party, or, in the case of Owner Participant if it shall have become a Defaulting Participant, Lessee shall not be obligated to pay the Transaction Costs incurred by such Person.

          (b) To the extent any Transaction Costs, when combined with the other amounts actually funded by Owner Participant pursuant to Sections 2.01(b) and 2.12(b), would exceed the Equity Cap, such Transaction Costs will be paid by Lessee or, at Lessee's election, reimbursed to Owner Trustee as a payment of Supplemental Rent, in any case on an After-Tax Basis.

          (c) Each of the Transaction Costs and each of the expenses incurred after the Closing Date or referred to in Section 9.02 shall be evidenced by appropriate bills or invoices. HCG shall have the right to (i) receive any substantiation relating to any such Transaction Costs or ongoing expenses as HCG may reasonably request and (ii) reasonably approve (which approval shall not be unreasonably withheld or delayed) within 30 days of notice thereof the payment thereof prior to such payment by Owner Trustee.

          SECTION 9.02.  Amendments, Waivers, etc.; Ongoing Fees.  (a) Lessee
                         ---------------------------------------
will pay all costs and expenses incurred in connection with the entering into or the giving or withholding of any future amendments, supplements, waivers or consents with respect to the Operative Documents or the Hughes Agreements in accordance with the provisions of Section 6.01(b) hereof (whether or not such amendments, supplements, waivers or consents become effective).

          (b) Lessee shall pay the reasonable fees and expenses of Owner Trustee (including without limitation expenses in connection with the preparation and filing of any reports and tax returns (other than incremental costs attributable to the existence of more than one Owner Participant)), Indenture Trustee and each Pass Through Trustee, if any, for acting as such to the extent not included in Transaction Costs; provided that Lessee shall not be liable for such fees and expenses of Owner
--------
Trustee to the extent attributable to expenses in respect of any period when such Transponder is no longer subject to the Lease.

                                   ARTICLE X

                             Mandatory Refinancing
                             ---------------------

          SECTION 10.01.  Series A Notes and Series D Notes.  (a)(i) HCG and
                          ---------------------------------
each of Owner Participant, Initial Note Purchaser, Owner Trustee and Indenture Trustee agree to cooperate to effect the refinancing in full of the Series A Notes described in this Article X and to negotiate in good faith to conclude such additional agreements and such supplements or amendments to or consents or waivers under each of the Operative Documents as may be reasonably requested by HCG to effect the transactions contemplated in connection with such refinancing, in compliance with and subject to the terms and conditions of this Article X including, without limitation, any amendment or supplement to the Indenture that may be reasonably necessary to allow the Series B Notes, the Series C Notes, the Series E Notes, the Series F Notes and/or the Series G Notes to take the form of public, private institutional or commercial bank debt, and will negotiate in good faith to resolve any resulting debt/equity points in a manner reasonably satisfactory to Owner Participant, HCG and the proposed holders of any such debt and in a manner reflecting then current market terms for public or private debt, as applicable, in leveraged leases, recognizing that the manner in which debt/equity points are resolved in a private institutional or commercial bank debt transaction may, at the time that such Series of Notes is to be issued, be less favorable in certain respects to Owner Participant than the manner in which such debt/equity points shall have been resolved in the Indenture at the date hereof, all subject to the terms and conditions of this Article X.

          (ii) From and after July 2, 1993, the interest rate on any outstanding Notes (other than the Series A Notes) shall be fixed. Any Series G Notes issued by Owner Trustee shall have the same amortization schedule as the refunded Series A Notes and a final maturity as early as the fifth anniversary of issuance. The terms (financial or otherwise) of the Series G Notes shall reflect then current market terms for commercial bank loans in a leveraged lease context to borrowers similarly situated to HCG, taking into account the guarantee of GMHE, the credit standards of the lender and the fixed rate feature and maturity date of the Series G Notes, and the Indenture shall be modified, if necessary, including without limitation with respect to debt/equity points, to reflect such market terms.

          (iii) HCG shall use reasonable best efforts to arrange the issuance of the Series B Notes to refinance the Series A Notes; provided, however, that
                                                       --------  -------
if HCG delivers an Officer's Certificate to Owner Participant and Owner Trustee to the effect that it has used such reasonable best efforts but has been unable to arrange such a refinancing, HCG may arrange for the issuance of Series G Notes to refinance the Series A Notes or pursue any of the other options available to it under this Section 10.01; provided further, however, that no
                                          ----------------  -------
Series G Notes may be issued prior to April 1, 1993.

          (iv) If at the maturity date of any Series F Note or Series G Note such Note shall not be refinanced with the proceeds of Series B Notes, on such maturity date Lessee shall pay to Owner Trustee as Supplemental Rent, on an After-Tax Basis, the amount necessary to redeem in full such Series F Note or Series G Note and Owner Trustee shall effect such redemption on such date with such amount.

          (b) Subject to Section 10.02, on or prior to the earlier of (i) 30 days following the launch of Galaxy VII and (ii) December 1, 1992 (the earlier of such dates being referred to herein as the "Mandatory Refinancing Date"), HCG shall arrange for (x) the Series A Notes to be refunded in full with the proceeds of the sale of the Series B Notes and the Series C Notes and (y) the Series D Notes to be refunded in full with the proceeds of the sale of the Series E Notes (the "Mandatory Refinancing"). If such refinancings are arranged by HCG, then, subject to Section 10.01(a), Owner Trustee agrees to issue and sell such Series B Notes, Series C Notes and Series E Notes to purchasers selected by or on behalf of HCG who are reasonably satisfactory to Agent and who are not Affiliates of HCG. The date on which the Series A Notes are refinanced with the proceeds of the sale of Series B Notes and, if applicable, Series C Notes (whether occurring on, or prior or subsequent to, December 1, 1992) is referred to herein as the "Debt Refinancing Date". Not less than 10 days prior to the Mandatory Refinancing Date, HCG shall deliver to Agent a written notice describing the proposed arrangements, if any, for the refinancing to occur on such date.

          (c) Subject to Sections 10.01(f) and 10.02, if HCG shall be unable to arrange the Mandatory Refinancing on or prior to December 1, 1992, then HCG shall deliver to Agent a written notice to that effect on or prior to December 1, 1992, in which case Agent, on behalf of Owner Participant and the Other Owner Participants, shall have the right but not the obligation to arrange a refinancing of the Series A Notes and the Series D Notes and the Other Notes similar to the Series A Notes and the Series D Notes outstanding relating to the Other Transponders; provided that (i) the terms and conditions of any such
                    --------
refinancing of such Notes and Other Notes arranged by Agent shall be substantially similar to the terms and conditions obtainable in the relevant market for financings having similar credit support and of similar principal amount and maturity, and (ii) subject to Section 10.01(d)(iii), no such refinancing arranged by Agent may occur (x) on any day other than the In-Service Date or (y) if HCG exercises its rental adjustment purchase option under Section 11.01.

          (d) Subject to Sections 10.01(f) and 10.02, if the refinancing of the Series A Notes shall not have occurred on or prior to the In-Service Date, then, during the period commencing on the day following the In-Service Date and ending on June 30, 1993, Agent may (but shall not be obligated to) arrange the refinancing of the Series A Notes and the Other Notes similar to the Series A Notes outstanding relating to the Other Transponders; provided that (i) such
                                                      --------
refinancing is reasonably satisfactory to HCG, (ii) such refinancing may not be arranged in the public market and (iii) such refinancing may not occur on a date other than June 30, 1993.

          (e) In the case of a refinancing under Section 10.01(c) or 10.01(d), if all of the conditions to such refinancing set forth in the proviso to Section 10.01(c) or 10.01(d), as applicable, are satisfied, the refinancing so arranged by Agent shall constitute a Mandatory Refinancing. If such a Mandatory Refinancing fully refinanced the Series A Notes and (in the case of Section 10.01(c)) the Series D Notes, the reasonable costs and expenses incurred by Agent and Owner Participant or any other Person in connection with Agent's arranging such Mandatory Refinancing (pro-rated based upon the aggregate Lessor's Cost for the Transponders and the Other Transponders) shall constitute Transaction Costs; if not, then none of such costs and expenses shall constitute Transaction Costs but the same shall be borne solely by the Owner Participant and the Other Owner Participants

(pro-rated as aforesaid) and none of Agent, Owner Participant, Owner Trustee, Indenture Trustee and any other Person shall have any direct or indirect recourse to HCG or any of its Affiliates with respect thereto.

          (f) The provisions of Section 10.01(c) and 10.01(d) shall not in any way preclude HCG from continuing to have the opportunity to arrange the refinancing of the Series A Notes and the Series D Notes from and after the Mandatory Refinancing Date if the Mandatory Refinancing shall not have been consummated by that date, provided that, after the In-Service Date, the provisions of Section 10.02 shall apply. So long as HCG continues actively to seek to arrange such a refinancing, and keeps Agent informed as to the status of HCG's refinancing efforts, Agent, Owner Participant and Owner Trustee shall cooperate with HCG so as to permit HCG to successfully complete its own refinancing. Agent shall keep HCG informed of all steps Agent proposes to take to arrange either of the refinancings contemplated by Sections 10.01(c) and 10.01(d), and the status thereof.

          (g) Subject to clause (ii) of the proviso to Section 10.01(d), each party agrees that the Mandatory Refinancing described in Section 10.01 or other refinancing of the Series A Notes may be effected pursuant to one or more public offerings or private placements (including, without limitation, an institutional private offering qualifying for resale under Rule 144A under the Securities Act) and may involve a pass-through structure, in all cases on terms and conditions reasonably satisfactory to HCG and Agent.

          SECTION 10.02.  Failure to Arrange Mandatory Refinancing.  (a) HCG
                          ----------------------------------------
shall not be liable to any Person if the refinancing of the Series A Notes or the Series D Notes does not occur on or prior to the In-Service Date, but in such event (i) the Series D Notes shall remain outstanding until the In-Service Date and (ii) the portion of the principal amount of each Series A Note (including accrued interest thereon) equal to the Debt Commitment (as determined on the In-Service Date) for the related Transponder shall remain outstanding after the In-Service Date until the final maturity thereof or, if earlier, the date such Series A Notes are refinanced. After the In-Service Date, Lessee shall be permitted to refinance the outstanding Series A Notes at any time on terms reasonably satisfactory to Agent, and Owner Participant shall have the right to arrange the refinancing of the outstanding Series A Notes as provided in Section 10.01(d), it being agreed that any such refinancing effected by Lessee may take the form of floating rate commercial bank debt on terms reasonably satisfactory to Agent through the issuance of one or more Series G Notes; provided, however, that if
                                                    --------  -------
the Series A Notes shall not have been refinanced in full on or prior to June 30, 1993, then, unless Owner Participant shall have otherwise agreed in writing, the Tax Indemnification Agreement shall be deemed to be amended by the provisions attached hereto as Exhibit Q; provided further, however, that if
                                         ----------------  -------
Lessee elects, by notice delivered to Owner Trustee and Owner Participant on or prior to July 1, 1993, to purchase all but not less than all the Transponders as provided in Section 19(a)(vi) of the Lease, then the Tax Indemnification Agreement shall not be so amended.

          (b) Notwithstanding anything to the contrary contained herein, if Initial Note Purchaser or its Affiliate(s) shall hold any Series A Notes after December 1, 1992, then until such time as the Series A Notes shall have been refinanced in full, and provided that Owner Participant has fully funded all amounts required to be funded by it pursuant to Sections 2.06(a) and (b) and the Deferred Equity Amount when due pursuant to Section 2.12, then, as provided in the Indenture, (i) upon the occurrence and during the continuance of a Lease Event of Default, Initial Note Purchaser or its Affiliate(s) as Noteholders shall not be entitled to exercise the rights or remedies referred to in, and subject to, Section 5.11 of the Indenture, but Owner Trustee shall be entitled to exercise unilaterally such rights and remedies under the Lease to the extent therein specified, and (ii) any distribution received by Indenture Trustee from Lessee (if such amounts are less than those required to be paid by Lessee pursuant to the Lease) and otherwise payable to Initial Note Purchaser or its Affiliate(s) as holders of the Series A Notes shall be subordinated in right of payment to distributions then due, if any, to Owner Trustee, as specified in
Section 5.11 of the Indenture.

          SECTION 10.03.  Series B Notes and Series C Notes.  (a) The principal
                          ---------------------------------
amount of Series B Notes to be issued on the Debt Refinancing Date will equal such amount which, when added to the interest anticipated to accrue thereon from the Debt Refinancing Date to the then anticipated In-Service Date, determined in the reasonable judgment of HCG, will be equal to the Debt Commitment (as of the anticipated In-Service Date). The proceeds of the sale of the Series B Notes or Series G Notes will be used to refund in part the Series A Notes (including payment of accrued interest thereon).

          (b) If the Debt Refinancing Date occurs prior to the In-Service Date, then on the Debt Refinancing Date, Series C Notes will be issued and sold in a principal amount which is equal to the amount required to refund in full the Series A Notes (including accrued interest thereon) on the Debt Refinancing Date, after application to such refunding of the proceeds from the sale of the Series B Notes as provided above in Section 10.03(a).

          (c) The Series G Notes may be refinanced with the proceeds of Series B Notes pursuant to Section 2.3(a)(ii) of the Indenture. In connection with any such refinancing, the terms (financial or otherwise) of the Series B Notes used to refinance the Series G Notes shall reflect then current market terms for the type of indebtedness (which may include commercial bank debt) and lender involved, in a leveraged lease context, with borrowers similarly situated to HCG, taking into account the guarantee of GMHE, the credit standards of the lender and the fixed rate feature and maturity date of the Series B Notes, and the Indenture shall be modified, if necessary, including without limitation with respect to debt/equity points, to reflect such market terms.

          SECTION 10.04.  Additional Conditions Precedent to Refinancing.  The
                          ----------------------------------------------
participation by Owner Participant and Owner Trustee in any refinancing of the Series A Notes shall be subject to the satisfaction of, or waiver by, Owner Participant and Owner Trustee of the following additional conditions:

          (a)  [Intentionally Omitted]

          (b) the Factors shall be adjusted as provided in and in accordance with Section 12.05(c) or 12.06, 12.07 and 12.08, as applicable;

          (c) each of Agent, on behalf of Owner Participant, and Owner Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act and any other Applicable Law relating to the sale of securities and (ii) such other customary opinions of counsel as they may reasonably request and, in connection with compliance with the terms and conditions of this Article X, such certificates and other documents as they may reasonably request, in each case in form and substance reasonably satisfactory to each of them; and

          (d) all necessary authorizations, approvals and consents shall have been obtained.

                                  ARTICLE XI

                               Purchase Options
                               ----------------

          SECTION 11.01.  Rental Adjustment Purchase option.  (a) If (i) the
                          ---------------------------------
terms and conditions of any debt arranged by Agent as part of a proposed refunding of the Series A Notes pursuant to Article X are not reasonably satisfactory to HCG or (ii) the aggregate of all rental adjustments, if any, which occur with respect to the Lease from and after July 15, 1992, to and including the In-Service Date shall result in (A) an increase in the present value of Scheduled Rent (through the EBO Date) and the EBO Amount (in each case discounted to the In-Service Date at the Discount Rate) as compared to the present value set forth in Exhibit G to Schedule III, of more than 2% of Lessor's Cost or (B) the Lease's not qualifying as an Operating Lease for Lessee, HCG shall have the right, by providing each other party hereto with irrevocable written notice thereof on the date that, but for the next succeeding sentence would have been the In-Service Date, to purchase, on the Business Day first occurring on or after the 30th day following such notice, all (but not less than all) the Transponders for the higher of (x) Lessor's Cost thereof on the date that, but for the next succeeding sentence would have been the In-Service Date (offset by an amount equal to the amount, if any, that would have otherwise been required to be paid by Owner Trustee to Seller on the In-Service Date pursuant to Section 2.06(a) or 2.08(b) as an upward adjustment to the purchase price in the event that such purchase option had not been exercised) and (y) Special Termination Value. Notwithstanding anything to the contrary contained herein, if the option contained in this Section 11.01 is exercised, the In-Service Date shall be deemed not to have occurred for purposes of this Agreement.

          (b) On the repurchase date specified in paragraph (a) above, upon the receipt of the option price described therein, Owner Trustee shall transfer all its right, title and interest to the Transponders, as is and where is, to HCG, free and clear of Lessor Liens and Owner Participant Liens but otherwise without warranty, and Owner Trustee shall execute and deliver to HCG, at HCG's reasonable expense, a bill of sale or assignment and such other instruments, documents and opinions as HCG may reasonably request to evidence the valid consummation of such transfer and shall take such action under Section 10 of the Indenture as HCG may reasonably request.

          SECTION 11.02.  Option to Purchase.  In the event and at the time that
                          ------------------
Lessee has the right or the obligation to purchase all of the Transponders pursuant to Section 5.08 or 11.01 hereof or Section 19(a)(ii), (iii), (v) or
(vi) of the Lease, or Section 2.04 of the Purchase Agreement, Lessee, in lieu of exercising such right may elect to purchase the right, title and interest of Owner Participant in and to Lessor's Estate (the "Beneficial Interest") at a purchase price equal to (i) in the case of any purchase pursuant to Section 19(a)(ii) of the Lease, the aggregate EBO Amounts for all such Transponders,
(ii) in the case of any purchase pursuant to Section 19(a)(iii) of the Lease, the greater of (a) Termination Value for all of the Transponders as of the applicable Rent Payment Date and (b) the Fair Market Sales Value of all of such Transponders as of such Rent Payment Date, (iii) in the case of a purchase pursuant to Section 19(a)(v) of the Lease, the greater of (a) the Fair Market Sales Value of all the Transponders on the applicable Rent Payment Date (offset, in the event such Fair Market Sales Value is greater than the fair market value of all Transponders set forth in the In-Service Date Appraisal, by an amount equal to the excess of (y) the actual Fair Market Sales Value of such Transponders on the In-Service Date, as determined by an appraisal obtained in accordance with Section 19(b)(ii) of the Lease, which appraisal shall take into consideration all factors and conditions existing on the In-Service Date that were not taken into account in the determination of fair market value set forth in the In-Service Date Appraisal over (z) Lessor's Cost for such Transponders set forth in the In-Service Date Appraisal) and (b) Termination Value for such Transponders on such Rent Payment Date, (iv) in the case of a purchase pursuant to Section 19(a)(vi) of the Lease, the greater of (a) the Fair Market Sales Value on August 31, 1993 and (b) Termination Value on such date, and (v) in the case of a purchase pursuant to Section 5.08 or 11.01 of this Agreement or Section 2.04 of the Purchase Agreement, at the price or prices specified therein (collectively, the "Beneficial Interest Purchase Price").

          SECTION 11.03.  Notice Of Election; Manner of Purchase; Transfer After
                          ------------------------------------------------------
Purchase.  (a) In order to exercise its right to purchase the Beneficial
--------
Interest pursuant to Section 11.02, Lessee shall notify Owner Participant in writing within 10 days after the giving of notice by Lessee to Lessor pursuant to Section 19(a) or 19(b) of the Lease or Section 11.01 hereof or, in the case of Section 5.08, within 10 days after the In-Service Date, of such election. At least 10 days prior to the applicable purchase date, Lessee shall, if it desires to exercise its right to purchase the Beneficial Interest pursuant to Section 11.02, give irrevocable notice to each other party hereto stating that Lessee will purchase the Beneficial Interest pursuant to
Section 11.02.

          (b) On the date of purchase, upon receipt by Lessor of (i) the Beneficial Interest Purchase Price, minus (ii) the principal amount of the Notes then outstanding (after payment of all Interim Rent and Base Rent remaining unpaid that was due prior to the date of such purchase) and, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A is due, upon receipt by Lessor of all such Scheduled Rent designated as "arrears rent" due on such Rent Payment Date as set forth on Schedule A to the Lease, and the Rent Differential Amount, if any, and all other Supplemental Rent due by Lessee on such Rent Payment Date to or distributable to Owner Participant to and including such date of purchase (without giving effect to any applicable grace periods), Owner Trustee shall distribute to Owner Participant all such amounts received by it and all other cash then held by it (other than cash distributable to Owner Trustee in its individual capacity), and immediately thereafter Owner Participant shall transfer the Beneficial Interest free and clear of all Owner Participant's Liens to Lessee pursuant to an instrument of conveyance in form and substance reasonably satisfactory to Lessee; provided that Owner Participant shall have
                                   --------
been released from any obligations under the Operative Documents arising after such purchase except to the extent that such obligations are attributable to events or circumstances occurring prior to the purchase of the Beneficial Interest by Lessee.

          (c) Each of Owner Participant, Owner Trustee, and Indenture Trustee at the cost and expense of Lessee and on an After-Tax Basis, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as Lessee reasonably may request in order to carry out the intent and purpose of this Article XI and the transactions contemplated hereby.

          (d) As a condition to Lessee's right to purchase the Beneficial Interest pursuant to Section 11.02 (unless there shall occur an Exchange Event with respect to the obligations of Owner Trustee pursuant to the next sentence), on the date of purchase Lessee shall have provided to Indenture Trustee and Owner Trustee an opinion of counsel for Lessee, dated the date of purchase, which, subject to usual or customary exceptions, shall be to the effect that, upon consummation of such purchase, this Agreement, the Trust Agreement, the Lease and, in the case of GMHE, the Guaranty Agreement constitutes the legal, valid and binding obligation of Lessee or, in the case of the Guaranty Agreement, GMHE, enforceable against Lessee or GMHE, as applicable in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws that may affect the remedies provided for in the Lease, which laws, however, do not in the opinion of such counsel make the remedies provided for in the Lease inadequate for the practical realization of the rights and benefits provided for in the Lease. In the event Lessee is unable to provide such opinion, concurrently with the purchase of the Beneficial Interest Lessee shall Exchange the obligations of Owner Trustee under the Notes and under the Indenture in accordance with, subject to the conditions of and with the effect provided in Section 5.05(a) hereof and Section 2.13 of the Indenture, and upon such Exchange, Lessee shall have the right to terminate the Trust Agreement.

     (e) Owner Trustee and Lessee acknowledge and agree that the former Owner Participant which shall have transferred the Beneficial Interest to Lessee pursuant to this Section 11.03 (the "Transferor") is entitled to all Rent which by its terms is payable in arrears accrued to and including, or attributable to events or circumstances occurring prior to, the date of purchase pursuant to this Section 11.03. Owner Trustee hereby agrees that upon receipt by it of any amounts in respect of such Rent, it will forthwith pay over such amounts to the Transferor.

     (f) From and after any purchase of the Beneficial Interest pursuant to this
Section 11.03, (i) the Transferor shall be released from its liability hereunder and under the other Operative Documents to which it is or will be a party in respect of obligations to be performed on or after the date of such purchase and
(ii) Lessee shall be deemed "Owner Participant" for all purposes of the Operative Documents and each reference herein to Owner Participant shall thereafter be deemed a reference to Lessee for all purposes.

     SECTION 11.04. Notice of Election to Exchange. In order to elect to
                    -------------------------------
exercise its right to effect an Exchange, Lessee shall irrevocably notify Owner Trustee, Owner Participant and Indenture Trustee in writing thereof (i) at the same time Lessee provides irrevocable notice to Lessor under Section 8(a), or 19(b) or 19(c) of the Lease, (ii) on the In-Service Date with respect to Section 2.08(a), or (iii) within seven days after the date that would have been the In-Service Date with respect to Section 11.01.

                                  ARTICLE XII

                     Optional Refunding and Reoptimization
                     -------------------------------------

     SECTION 12.01. Refunding of Notes. Upon compliance with the terms and
                    -------------------
conditions of this Article XII, including without limitation the satisfaction of the conditions set forth in Section 12.02 hereof, and of Section 2.12 of the Indenture, Lessee shall have the right to request Owner Trustee to, and upon such request Owner Participant, Owner Trustee and Indenture Trustee shall cooperate in good faith to, take such steps as may be necessary to refund all or any portion of the Series B Notes then outstanding (the "Refunded Notes") on not more than one occasion (exclusive of (i) any Mandatory Refinancing described in Section 10.01, or any other refinancing of the Series A Notes subsequent to the Mandatory Refinancing Date, (ii) any refinancing of any financing arranged by Agent pursuant to Section 10.01(c) or (d) and (iii) any refinancing of the Series F Notes or the Series G Notes) through the issuance and sale in the public or private market of other notes (the "Refunding Notes") in an aggregate principal amount which shall be equal to the unpaid principal amount of the Refunded Notes, plus up to 1% of such unpaid principal amount to cover expenses, the proceeds of such issuance and sale to be applied to prepay the principal amount of such outstanding Refunded Notes and, to the extent available, expenses in connection with such refunding. Subject to the limitations set forth in
Section 12.02, the amortization or sinking fund schedules for the Refunding Notes may be different from such schedules for the Refunded Notes. As a condition to such refunding, Lessee will be liable for, and shall pay, on an After-Tax Basis, the reasonable out-of-pocket expenses incurred by Owner Trustee, Indenture Trustee and Owner Participant in connection with such refunding (whether or not such refunding shall be consummated, so long as the failure to consummate such refunding does not result solely from a default by Owner Participant in its obligations hereunder).

     SECTION 12.02. Cooperation; Conditions. Owner Trustee, Indenture
                    ------------------------
Trustee and Owner Participant agree that each will cooperate with the others and Lessee in any refunding contemplated by this Article XII and negotiate in good faith to conclude such additional agreements and such supplements or amendments to or consents or waivers under each of the Operative Documents as may be reasonably requested by Lessee to effect the transactions contemplated in connection with any such refunding, subject, however, to the following conditions:

     (a) the refunding results in payment in full to the holder or holders of the Refunded Notes of the unpaid principal amount of, Premium Amount, if any, and accrued and unpaid interest on such Refunded Notes held by such holder or holders, and of all other amounts then due and owing by Lessee to such holder or holders pursuant to any other Operative Document;

     (b) no Bankruptcy Default or Event of Default shall have occurred and be continuing as of the date of such refunding, and the refunding shall occur on a Rent Payment Date;

     (c) the terms and conditions of such refinancing shall, pursuant to an adjustment to the Factors as provided in and in accordance with Sections 12.05, 12.06, 12.07 and 12.08, in each case as applicable, preserve Owner Participant's Net Economic Return as therein provided;

     (d) the Refunding Notes issued to refund the Refunded Notes shall have a final maturity date not later than the final maturity date of the Refunded Notes and a principal amount not in excess of the outstanding principal amount of the Refunded Notes, plus up to 1% of such amount to cover expenses;

     (e) the average remaining life to maturity of the Refunding Notes issued to refund the Refunded Notes as of the date of such refunding shall not be longer or shorter than the average remaining life to maturity of the Refunded Notes as of the date of such refunding by a period greater than six months;

     (f) [Intentionally Omitted]

     (g) Owner Participant, Owner Trustee and Indenture Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act and any other Applicable Law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to each of them, as they may reasonably request in connection with compliance with the terms and conditions of this Article XII;

     (h) all necessary authorizations, approvals and consents shall have been obtained;

     (i) Owner Participant shall have received from Independent Tax Counsel, an opinion to the effect that Owner Participant is not incurring additional income tax risk as a result of the terms and provisions, as opposed to the existence of, such refinancing or, in lieu of such tax opinion, and provided that there is, in the opinion of Independent Tax Counsel, a reasonable basis for taking the reporting position requested by Lessee, an indemnity reasonably satisfactory to Owner Participant from Lessee with respect to any such additional income tax risk;

     (j) the terms and conditions of such Refunding Notes (excluding the economic terms thereof) will, in the aggregate, be no less favorable to Owner Participant than the terms and conditions applicable to the Refunded Notes, all in the reasonable judgment of Owner Participant; provided, however, that if the
                                                 --------  -------
Refunded Notes shall have been issued in a public offering, in the event that the Refunding Notes are to be privately placed, all the terms and conditions of the Refunding Notes (excluding the economic terms thereof) will, in the aggregate, be no less favorable to Owner Participant than the market terms and conditions (excluding economic terms) upon which the Refunded Notes would have been issued on the date actually issued, had the same been issued in a similar type of private placement, all in the reasonable judgment of Owner Participant; and

     (k) all reasonable out-of-pocket expenses incurred by Owner Participant in connection with any such refinancing will be financed as part of the refinancing, subject to paragraph (d) above, or paid on an After-Tax Basis by Lessee.

     SECTION 12.03. Notice. Lessee shall give Owner Trustee, Owner Participant
                    ------
and Indenture Trustee at least 45 days' prior written notice of any desired refunding pursuant to this Article XII, which notice shall set forth to the extent practicable the proposed terms and conditions of such refunding, including the desired date therefor. Lessee, Owner Trustee, Owner Participant and, as necessary, Indenture Trustee, shall consult thereafter on the negotiation of such terms and conditions to the end that, subject to the provisions of this Article XII, the final terms and conditions of such refunding shall be agreed among the parties thereto in due course thereafter. Lessee will provide notice promptly to such Persons in the event that Lessee determines not to proceed with such proposed refunding.

     SECTION 12.04. Rights of Parties. Notwithstanding anything to the contrary
                    -----------------
contained herein, in no event shall Owner Participant or Indenture Trustee have any obligation to initiate or structure any refunding of Notes or to take, or to cause Owner Trustee to take, any action in connection therewith other than such as may be requested by Lessee as provided in this Article XII and in Article X.

     SECTION 12.05. Lease Rental Adjustments and Adjustment of Factors in
                    -----------------------------------------------------
Connection with Equity Syndication. The following provisions of this Section
----------------------------------
12.05 relate to adjustments to the Factors, as set forth in Schedule III, to be made after the Closing Date to and including the In-Service Date.

     (a) Mandatory Adjustments to Factors. In accordance with the following
         --------------------------------
provisions of this Section 12.05(a), the Factors shall be adjusted by Agent, on behalf of Owner Participant, in the event that for any reason there is a change in the assumptions designated as "Variable Pricing Assumptions" set forth in
Schedule III ("Variable Pricing Assumptions"). Such adjustment will be made in a manner which shall preserve Owner Participant's Net Economic Return without regard to the requirement to maintain the general pattern of accounting earnings contained in the definition thereof (the "Limited OP Return") inherent in
Schedule III in effect as of the Closing Date and in such a way as to minimize, in a manner reasonably satisfactory to HCG, the present value (discounted to the In-Service Date using the Discount Rate) of (x) Scheduled Rent up to and inclusive of the EBO Date and the EBO Amount (excluding any portion of Scheduled Rent deemed to be "advance rent" on the EBO Date), as set forth in Column E of Exhibit B to Schedule III (the "PV EBO"), and (y) Scheduled Rent over the Basic Term as set forth in Column D of Exhibit A to Schedule III (such minimization requirement being referred to as the "PV Minimization Requirement"). Adjustments to the Factors pursuant to this Section 12.05(a) shall be made as of each of the following dates:

     (i) the Debt Refinancing Date;

     (ii) the In-Service Date;

     (iii) if the In-Service Date has not yet occurred, then on the earliest to occur of (A) the date on which it shall be determined that the Basic Term of the Lease will be less than 9 years or greater than 10.5 years, (B) the date on which it shall be determined that the actual weighted average interest rate borne by the Series B Notes is greater than 10.0% per annum or (C) December 31, 1992 (the "Trigger Date"); and

     (iv) if either the Trigger Date or the Debt Refinancing Date has occurred, the date on which a transfer to the Initial Transferee pursuant to Article XIII is made (solely for purposes of providing a basis for the recalculation pursuant to Section 12.05(d)).

     Any adjustment pursuant to this Section 12.05(a) shall be made in the same manner, and shall employ the same (A) methodology, including among other things,
(i) the "multiple investment sinking fund" method of analysis without regard to recourse borrowings used to fund any portion of the Commitment, the Deferred Equity Amount or Transaction Costs, and with the objective of achieving a targeted nominal after-tax book yield and not a return on assets or a return on equity and (ii) an average annual total after-tax cash flow calculation and not a total after-tax cash flow calculation (such methodology being hereinafter referred to as the "OP Methodology"), (B) assumptions including, without limitation, each of the Pricing Assumptions set forth in Schedule III or, if there exists a Schedule III-A, the pricing assumptions set forth in Schedule III-A, except as such Variable Pricing Assumptions shall have been modified by the event giving rise to such adjustment or by previous adjustments under this
Section 12.05(a) and (C) assumption relating to the Agent's Syndication Fee, in each case as was made and as was employed in the calculation of the Factors set forth in

Schedule III or, if there exists a Schedule III-A, as set forth in Schedule III-A, in either case as in effect prior to the making of such adjustment. In making any adjustment subsequent to the Debt Refinancing Date, the Debt Amortization Schedule shall be allowed to vary only as would be permitted by the Indenture and as directed by HCG assuming that the Notes then outstanding had been issued based upon the Debt Amortization Schedule previously calculated pursuant to this
Section 12.05(a). The Factors resulting from and the Pricing Assumptions used in any recalculation of Factors pursuant to this Section 12.05(a) shall amend the existing Schedule III and be attached hereto as Schedule III unless such adjustment occurs as of a date subsequent to the Trigger Date and, as of such date, Agent, on behalf of Owner Participant, shall elect to further adjust the Factors pursuant to Section 12.05(c) or (d), in which case such adjusted Factors shall be disregarded.

     In connection with an adjustment to the Factors as of the Trigger Date, Variable Pricing Assumptions that are estimates as of such date shall be updated to the maximum extent possible; provided, however, that the Variable Pricing
                                --------  -------
Assumptions relating to the assumed interest rate, In-Service Date and the lease term shall be updated without exceeding the lease term duration parameter and weighted average interest rate limit set forth in clause (iii) of Section 12.05(a) and assuming an In-Service Date no later than December 31, 1992.

     Unless otherwise expressly provided by Section 12.05(b), 12.05(c)(1) or 12.05(d), the Factors to be set forth on Schedule III and the related Assumptions and Return (as defined below) of Owner Participant shall be determined in accordance with this Section 12.05(a).

     (b) Recalculation of Factors Prior to Trigger Date. So long as the Trigger
         -----------------------------------------------
Date shall not have occurred, Agent, on behalf of Owner Participant, shall further adjust the Factors previously calculated pursuant to Section 12.05(a), within five Business Days thereof but in no event later than the Debt Refinancing Date or the In-Service Date, as applicable, as of the Debt Refinancing Date and the In-Service Date. In making such adjustment, Agent, on behalf of Owner Participant, may change (I)(x) the Limited OP Return, (y) the Pricing Assumptions designated as "Fixed Pricing Assumptions" on Schedule III and (z) other pricing assumptions not reflected on Schedule III (such Limited OP Return, Fixed Pricing Assumptions and other pricing assumptions being referred to herein as the

"Assumptions and Return"), and (II) the Agent's Syndication Fee, provided that, unless HCG shall have waived the requirements of any of clauses (i), (ii), (iii) or (iv) below:

        (i) the PV EBO resulting from such adjustment shall not be higher than the PV EBO calculated pursuant to Section 12.05(a) as of the date set forth in clause (i) or (ii) of Section 12.05(a), as applicable;

        (ii) the Termination Values and Stipulated Loss Values resulting from such adjustment are not substantially higher than those calculated pursuant to Section 12.05(a), as of the date set forth in clause (i) or (ii) of
     Section 12.05(a), as applicable;

        (iii) the average life of the Debt Amortization Schedule resulting from such adjustment (x) if such adjustment is being made as of or prior to the Debt Refinancing Date, shall not vary by more than plus or minus two months from the average life of the full term debt amortization schedule calculated pursuant to Section 12.05(a) as of the date set forth in clause
     (i) or (ii) of Section 12.05(a), as applicable, and (y) if such adjustment is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture;

        (iv) the final maturity of the Debt Amortization Schedule resulting from such adjustment (x) if such adjustment is being made as of or prior to the Debt Refinancing Date, shall not be more than six months later than the final maturity of the full term debt amortization schedule calculated pursuant to Section 12.05(a) as of the date set forth in clause (i) or (ii) of Section 12.05(a), as applicable, and in no event later than the last day of the Basic Term and (y) if such adjustment is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture; and

        (v) the changed Assumptions and Return and changed Agent's Syndication Fee shall be those of the Initial Transferee or, if there is no Initial Transferee, those of the prospective Initial Transferee (as defined below).

All adjustments to the Factors pursuant to this Section 12.05(b) shall be made utilizing the same Variable

Pricing Assumptions and the same OP Methodology utilized in making the corresponding adjustment pursuant to Section 12.05(a), shall satisfy the PV Minimization Requirement and, in calculating the Termination Values and Stipulated Loss Values pursuant to this Section 12.05(b), such values shall reflect the actual Agent's Syndication Fee and the actual Assumptions and Return.

     The Assumptions and Return resulting from the calculations made pursuant to this Section 12.05(b) shall be used for purposes of making any adjustments to the Factors subsequent to the earliest date that Agent, on behalf of Owner Participant, shall adjust the Factors pursuant to this Section 12.05(b), except that Agent, on behalf of Owner Participant, may change the Assumptions and Return (i) in connection with a transfer to an Initial Transferee pursuant to
Section 12.05(d) or (ii) in the event that there is no Initial Transferee at the time, to those of the Prospective Initial Transferee, provided that such changed Assumptions and Return would satisfy the requirements of Section 12.05(d) as if a transfer to the Prospective Initial Transferee were being made pursuant to
Section 12.05(d). The Factors resulting from and. the Pricing Assumptions used in any recalculation of the Factors pursuant to this Section 12.05(b) shall amend the existing Schedule III and be attached hereto as Schedule III. Concurrently therewith, the Schedule III previously in effect shall be attached as Schedule III-A.

     In addition to the foregoing provisions of this Section 12.05(b), on the In-Service Date, Agent, on behalf of a subsequent Prospective Initial Transferee, may change the Assumptions and Return previously calculated with respect to the Prospective Initial Transferee referred to in clause (ii) of the preceding paragraph on the Debt Refinancing Date, if any, to those of such subsequent Prospective Initial Transferee if, and only if, such Prospective Initial Transferee fails to become the Initial Transferee, provided that such changed Assumptions and Return would satisfy the requirements of Section 12.05(d) as if a transfer to the subsequent Prospective Initial Transferee were being made pursuant to Section 12.05(d). The change described in the immediately preceding sentence may be made by Agent subsequent to the satisfaction of any of the waiver requirements on the part of HCG on the In-Service Date under the Reoptimization Agreement.

     As used herein, "Prospective Initial Transferee" shall mean an entity that
(i) would qualify as an Initial

Transferee under Article XIII, (ii) has reached an understanding with Agent on behalf of Owner Participant as to the principal terms on which such entity would be willing to become the Initial Transferee, (iii) has expressed to Owner Participant in writing its interest in becoming the Initial Transferee and (iv) Owner Participant reasonably believes is highly likely to become the Initial Transferee, all as certified to HCG by a Responsible Officer of Owner Participant.

     (c) Recalculation of Factors as of or After Trigger Date. (1) As of the
         -----------------------------------------------------
Trigger Date, Agent, on behalf of Owner Participant, may further adjust the Factors previously calculated pursuant to Section 12.05(a), within five Business Days after the Trigger Date but in no event later than the In-Service Date. In making such adjustment, Agent, on behalf of Owner Participant, shall use the Assumptions and Return resulting from the calculations, if any, made pursuant to
Section 12.05(b), or (x) if the Prospective Initial Transferee referred to in clause (ii) of the antepenultimate paragraph of Section 12.05(b) shall have failed to become the Initial Transferee, may change the Assumptions and Return to those of the subsequent Prospective Initial Transferee, provided that such changed Assumptions and Return pursuant to this clause (x) would satisfy the requirements of Section 12.05(d) as if a transfer to the subsequent Prospective Initial Transferee were being made pursuant to Section 12.05(d), or (y) if no such calculations have been made pursuant to Section 12.05(b), may change the Assumptions and Return and the Agent's Syndication Fee to those of the Prospective Initial Transferee, or (z) may change the Assumptions and Return resulting from the calculations, if any, made pursuant to Section 12.05(b) to those of the Prospective Initial Transferee, if there was no Prospective Initial Transferee on the date such calculations were made pursuant to Section 12.05(b), provided that such changed Assumptions and Return pursuant to this clause (z) would satisfy the requirements of Section 12.05(d) as if a transfer to the Prospective Initial Transferee were being made pursuant to Section 12.05(d); provided, however, that in each case, unless HCG shall have waived the
--------  -------
requirements of any of clauses (i), (ii), (iii) or (iv) below:

     (i) the PV EBO resulting from such adjustment shall not be higher than the PV EBO calculated as of the Trigger Date pursuant to clause (iii) of
         Section 12.05(a);

          (ii) the Termination Values and Stipulated Loss Values resulting from such adjustment are not substantially higher than those calculated as of the Trigger Date pursuant to clause (iii) of Section 12.05(a);

          (iii) the average life of the Debt Amortization Schedule resulting from such adjustment (x) if such adjustment is being made prior to or as of the Debt Refinancing Date shall not vary by more than plus or minus two months from the average life of the full term debt amortization schedule calculated as of the Trigger Date pursuant to clause (iii) of Section 12.05(a) and (y) if such adjustment is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture;

          (iv) the final maturity of the Debt Amortization Schedule resulting from such adjustment (x) if such adjustment is being made prior to or as of the Debt Refinancing Date shall not be more than six months later than the final maturity of the full term debt amortization schedule calculated as of the Trigger Date pursuant to clause (iii) of Section 12.05(a) and in no event later than the last day of the Basic Term and (y) if such adjustment is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture; and

          (v) the changed Assumptions and Return and changed Agent's Syndication Fee shall be those of the Initial Transferee or, if there is no Initial Transferee, those of the Prospective Initial Transferee or the subsequent Prospective Initial Transferee, as applicable.

If Agent, on behalf of Owner Participant, adjusts the Factors, the Assumptions and Return and Agent's Syndication Fee pursuant to Section 12.05(c)(1), then the Assumptions and Return and Agent's Syndication Fee resulting from the calculations made pursuant to Section 12.05(b) or Section 12.05(c)(1), as applicable, shall be used for purposes of making any adjustments to the Factors as of a date from and after the Trigger Date unless such Assumptions and Return and Agent's Syndication Fee are subsequently changed-pursuant to Section 12.05(c)(2) or 12.05(d). The Factors resulting from and the Pricing Assumptions used in any recalculation of the Factors pursuant to this Section 12.05(c)(1) shall become the amended Schedule III and shall be attached hereto as Schedule
III. Concurrently
therewith, the Schedule III previously in effect shall be attached as Schedule III-A and shall replace the previously effective Schedule III-A, if any.

All adjustments to the Factors pursuant to this Section 12.05(c)(1) shall be made utilizing the same Variable Pricing Assumptions and the same OP Methodology utilized in making the corresponding adjustment pursuant to Section 12.05(a), shall satisfy the PV Minimization Requirement and, in calculating the Termination Values and Stipulated Loss Values pursuant to this Section 12.05(c)(1), such values shall reflect the actual Agent's Syndication Fee and the actual Assumptions and Return.

           (2) In the event that an adjustment to the Factors shall have been required pursuant to Section 12.05(a) and such adjustment is as of a date subsequent to the Trigger Date which previously gave rise to an adjustment pursuant to Section 12.05(a), Agent, on behalf of Owner Participant, shall further adjust the Factors set forth in Schedule III. In making such adjustment, Agent, on behalf of Owner Participant, shall use the same (a) Assumptions and Return, (b) Agent's Syndication Fee, (c) Variable Pricing Assumptions, except as such Variable Pricing Assumptions shall have been modified by the event giving rise to such adjustment or by previous adjustments under Section 12.05(a), and
(d) OP Methodology as were used in the recalculation of the Factors set forth in
Schedule III, and shall satisfy the PV Minimization Requirement; provided,
                                                                 --------
however, that if the Debt Refinancing Date occurs subsequent to the Trigger
-------
Date, and if there was no Prospective Initial Transferee as of the Trigger Date, in making the further adjustment to the Factors pursuant to this Section 12.05(c)(2), the Assumptions and Return and Agent's Syndication Fee may be changed to those of the Prospective Initial Transferee, provided that such Assumptions and Return and Agent's Syndication Fee would satisfy the requirements of Section 12.05(c)(1) as if a transfer to the Prospective Initial Transferee were made pursuant to Section 12.05(d) as of the Trigger Date. The Factors resulting from and the Pricing Assumptions used in any recalculation pursuant to this Section 12.05(c)(2) shall amend the existing Schedule III and be attached hereto as Schedule III. In calculating the Termination Values and Stipulated Loss Values pursuant to this Section 12.05(c)(2), such values shall reflect the actual Agent's Syndication Fee and the actual Assumptions and Return.

          (d) Recalculation of Factors Pursuant to Transfer After Debt
              --------------------------------------------------------
Refinancing Date or Trigger Date. If either the Debt Refinancing Date or the
---------------------------------
Trigger Date shall have previously occurred, Agent, in connection with a transfer to the Initial Transferee pursuant to Article XIII, on behalf of Initial Transferee, may adjust the Factors previously calculated pursuant to
Section 12.05(a) as of the date of such transfer. In making such adjustment, Agent, on behalf of Initial Transferee, may change the Assumptions and Return and Agent's Syndication Fee, utilizing the Variable Pricing Assumptions set forth in Schedule III on the date of such transfer, provided that:

          (i) the PV EBO resulting from such adjustment would not be higher than the PV EBO set forth in Schedule III on the date of such transfer;

          (ii) Termination Values and Stipulated Loss Values resulting from such adjustment would not be substantially higher than those set forth in
     Schedule III on the date of such transfer;

          (iii) the average life of the Debt Amortization Schedule resulting from such adjustment (x) if such transfer is being made prior to or as of the Debt Refinancing Date shall not vary from the average life of the full term debt amortization schedule set forth in Schedule III on the date of such transfer and (y) if such transfer is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture; and

          (iv) the final maturity of the Debt Amortization Schedule resulting from such adjustment (x) if such transfer is being made prior to or as of the Debt Refinancing Date shall not be later than the final maturity of the full term debt amortization schedule set forth in Schedule III on the date of such transfer and in no event later than the last day of the Basic Term and (y) if such transfer is being made after the Debt Refinancing Date, shall vary only as permitted by the Indenture.

If Agent, on behalf of Owner Participant, adjusts the Factors, the Assumptions and Return and Agent's Syndication Fee pursuant to Section 12.05(d), then the Assumptions and Return and Agent's Syndication Fee resulting from the calculations made pursuant to Section 12.05(d) shall be used for purposes of making any further adjustments to the

Factors. The Factors resulting from and the Pricing Assumptions used in any recalculation pursuant to this Section 12.05(d) shall amend the existing
Schedule III and be attached hereto as Schedule III. All adjustments to the Factors pursuant to this Section 12.05(d) shall be made utilizing the same Variable Pricing Assumptions and the same OP Methodology utilized in making the corresponding adjustments pursuant to Section 12.05(a), shall satisfy the PV Minimization Requirement and, in calculating the Termination Values and Stipulated Loss Values pursuant to this Section 12.05(d), such values shall reflect the actual Agent's Syndication Fee and the actual Assumptions and Return.

          (e) During the period from the Closing Date to, but not including, the In-Service Date, Agent or HCG may provide written notice to the other of any Proposed Tax Law Change, and Agent or HCG shall amend Schedule V to reflect such Proposed Tax Law Change. During the period from the Closing Date to the In-Service Date, Agent or HCG may give written notice to the other of any Covered Tax Law Change, and Agent and HCG shall amend Schedule V to reflect such Covered Tax Law Change.

          (f) Notwithstanding anything to the contrary contained herein, the Assumptions and Return and the Agent's Syndication Fee shall not be changed in connection with any recalculation of the Factors which occurs after the In-Service Date.

          (g) In connection with any transfer of the stock of Owner Participant by Parent or of the assets of Owner Participant during the period from the Closing Date to and including the In-Service Date, in each case in accordance with Article XIII, upon the provision to HCG of the notice required by Section 13.02(a)(ix), HCG may request that Agent, on behalf of Owner Participant, recalculate, from time to time, the Factors using the Assumptions and Return of Owner Participant, the actual Agent's Syndication Fee and any variable pricing assumptions specified by HCG and will provide a statement to HCG containing such recalculated Factors stating that such Factors are the relevant Factors under
Section 12.05 based upon such variable pricing assumptions and such other information as HCG shall reasonably request for purposes of providing such information to its public accountants in connection with evaluating the applicable Lease under FAS-13.

          (h) Notwithstanding anything to the contrary contained herein, the provisions of Sections 12.05(b), 12.05(c) and 12.05(d), taken together, shall not operate or permit a change to the Assumptions and Return from the Assumptions and Return resulting from the calculations pursuant to Section 12.05(a) more than one time in the aggregate, except that the Assumptions and Return may be changed one additional time (i) with respect to a change in the Assumptions and Return made by Agent on behalf of an Initial Transferee pursuant to Section 12.05(d) subsequent to a change in the Assumptions and Return previously made by Agent on behalf of the transferring Owner Participant pursuant to Section 12.05(b) or 12.05(c)(1) or (ii) in respect of each of the Prospective Initial Transferee or the subsequent Prospective Initial Transferee as described in Section 12.05(b) or 12.05(c)(1); provided, however, that Agent's
                                                 --------- --------
Syndication Fee shall be permitted to change each time that a recalculation of the Factors is made under Section 12.05(b), 12.05(c)(1), 12.05(c)(2) in the circumstance described in the proviso contained therein or 12.05(d). In addition, on and after the In-Service Date, in the event of a change in Owner Participant's Assumptions and Return pursuant to Section 12.05(b), 12.05(c) or 12.05(d), the definition of Owner Participant's Net Economic Return shall be amended to reflect such change.

          (i) After the Debt Refinancing Date, for purposes of Sections 12.05(b), 12.05(c) and 12.05(d), the Indenture shall not be deemed to permit the average life of any Debt Amortization Schedule to vary unless HCG shall so elect by written notice delivered to Owner Trustee and Owner Participant.

          SECTION 12.06. Lease Rental Adjustments and Adjustment of Factors
                         --------------------------------------------------
Subsequent to In-Service Date. The following provisions of this Section 12.06
------------------------------
relate to ad justments to the Factors, as set forth in Schedule III, to be made after the In-Service Date.

          Adjustments to Factors. In accordance with the following provisions of
          -----------------------
this Section 12.06, the Factors shall be adjusted by Owner Participant to take into account (i) the actual amount and timing of payment of Transaction Costs, if other than as set forth in Schedule III, as amended, (ii) any refinancing of the Notes provided for by this Agreement, (iii) the actual Deferred Equity Amount or the timing of payment thereof, if other than as set forth in Schedule III, as amended, (iv) any Covered Tax Law Change of the type described in clause
(i) of the definition thereof,

(v) any reset of the interest rate on the Series A Notes or the Series G Notes and (vi) repayment of the Series F Notes or the Series G Notes by a Supplemental Rent payment pursuant to Section 10.01(a)(iv) of this Participation Agreement. Such adjustment will be made in a manner which shall preserve Owner Participant's Net Economic Return (in this case with regard to the general pattern of accounting earnings as set forth in the definition thereof) and in such a way as to satisfy the PV Minimization Requirement.

Any adjustment pursuant to Section 12.06 shall be made in the same manner, and shall employ the same (A) OP Methodology, (B) assumptions including, without limitation, each of the Pricing Assumptions set forth in Schedule III, except as such Variable Pricing Assumptions shall have been modified by the event giving rise to such adjustment or by previous adjustments under this Section 12.06, (C) Assumptions and Return and (D) Agent's Syndication Fee, in each case as was made and as was employed in the calculation of the Factors set forth in Schedule III as in effect prior to the making of such adjustment. In making any adjustment subsequent to the Debt Refinancing Date, the Debt Amortization Schedule shall be allowed to vary only as would be permitted by the Indenture and as directed by HCG.

          SECTION 12.07. Confirmation of Adjustments; Further Assurances. (a)
                         ------------------------------------------------
The adjustment to any of the Factors pursuant to Section 12.05 or 12.06 shall be determined by Agent, on behalf of Owner Participant, with respect to adjustments occurring on or prior to the In-Service Date and thereafter by Owner Participant. The Agent or Owner Participant, as applicable, shall provide to Lessee, Lessor, Indenture Trustee and, if appropriate, Owner Participant, notice of such adjustment accompanied by an Officer's Certificate of Agent or Owner Participant, as applicable, which Officer's Certificate shall set forth such adjustment and which shall confirm that such adjustment was made in accordance with the provisions of Section 12.05 or 12.06, as applicable and Section 12.08. Such adjustment shall, subject to the following provisions of this Section 12.07, become effective not later than the Debt Refinancing Date or the In-Service Date, as applicable, or if such adjustment occurs after the In-Service Date, on the next succeeding Rent Payment Date, which occurs at least
15 days after the date of such adjustment, or, if later, the date of the conclusion of the verification procedure set forth in Section 12.07(b) (in each case taking into effect the effective date of such adjustment).

          (b) Within five Business Days after receipt of an Officer's Certificate pursuant to paragraph (a) above in respect of an adjustment pursuant to Section 12.05 or within 20 Business Days after receipt of an Officer's Certificate pursuant to paragraph (a) above in respect of an adjustment pursuant to Section 12.06, if Lessee believes that such adjustment is incorrect, Lessee may request that such adjustment be verified by one of the six largest U.S. independent public accounting firms, including Agent's or Owner Participant's regular independent accounting firm, as selected by Agent or Owner Participant, as applicable, provided that, with respect to related verifications under this Agreement and any Other Participation Agreement in which Owner Participant or an Affiliate is the owner participant thereunder, Agent or Owner Participant, as applicable, shall select the same public accounting firm hereunder and thereunder, it being understood that Agent shall select the same public accounting firm under this and each Other Participation Agreement. In such verification process, such accounting firm shall be given access by Agent and Owner Participant to the assumptions, methods of calculation, computations, computer programs and files employed by Agent and Owner Participant in calculating such proposed adjustment and employed in the original calculation of the Factors, subject to the execution of such confidentiality agreements as Agent and Owner Participant shall reasonably request.

          Such verification by such accounting firm shall be at the expense of Lessee unless such verified adjustment results in a readjustment in favor of Lessee that exceeds five basis points in the PV EBO, in which case verification shall be at the expense of Owner Participant. Such determination of the adjustment by Agent or Owner Participant, as applicable, or, if so requested in accordance with this Section 12.07(b), such verified adjustment, as the case may be, shall be conclusive and binding on the parties hereto. Owner Participant will not be liable for verification expenses if the cause of the readjustment that would otherwise give rise to the liability is the employment of an optimizing technique which is not known by Agent or Owner Participant, as applicable, as of the date of such readjustment.

          (c) At the time any adjustment is made pursuant to Section 12.05 or
12.06 or this Section 12.07, the parties hereto shall memorialize such adjustment as appropriate and shall enter into such amendments to the Operative Documents (including an amendment to Schedule III, and Schedule III-A, if applicable, as then amended, to this Agreement and a supplement to the Lease) and do such further acts as may be reasonably required in order to effectuate such adjustment; provided that such adjustment shall become effective as
                 --------
provided in this Section 12.07 without regard to the date on which any such document is executed and delivered; and further provided that any amendment to
                                        ------- --------
Schedule III, and Schedule III-A, if applicable, pursuant to Section 12.05,
12.06 or 12.07 may be made by Agent, Owner Participant and HCG.

          SECTION 12.08. Compliance with Code. (a) All Rental Adjustments under
                         ---------------------
Section 12.05 or 12.06 will comply with Section 4.07(1), 4.07(2) and 4.08 of Rev. Proc. 75-28 and Section 467 of the Code (provided Section 4.08 of Rev. Proc. 75-28 and Section 467 of the Code will be applied on a prospective basis from the date of such adjustment, except that in the case of a refinancing of the Series B Notes, Series F Notes, and Series G Notes after the In-Service Date, the original 90-110 pattern, as previously adjusted, will be preserved but without taking into account actual Scheduled Rent payments made prior to the adjustment).

          (b) In connection with any recalculation of the Factors pursuant to
Section 12.05, to the extent necessary to satisfy the PV Minimization Requirement and if Lessee so requests, the EBO Date may be changed, provided that the Limited OP Return is maintained in accordance with Section 12.05. Agent shall have the right to consent to any change in the EBO Date that differs by more than one year.

                                  ARTICLE XIII

                   Transfer of Owner Participant's Interest
                   ----------------------------------------

          SECTION 13.01. Restrictions on Transfer. Commencing on the date
                         -------------------------
hereof and until the Execution Date, without the prior written consent of HCG, and thereafter without the prior written consent of Lessee, for so long as the Lease shall be in effect, and, without the prior written consent of Indenture Trustee, for so long as the Lien of the Indenture shall be in effect, Owner Participant shall not, directly or indirectly, assign, convey or otherwise transfer (whether by consolidation, merger, sale of assets or otherwise) any of its right, title or interest in and to any Transponder; the Lessor's Estate, this Agreement, the Trust Agreement or any other Operative Document or Hughes Agreement, except as and to the extent permitted by, and in accordance with the terms and conditions of, this Article XIII.


          SECTION 13.02. Transfers Permitted on or Prior to the In-Service Date.
                         -------------------------------------------------------
(a) On or prior to the In-Service Date, Parent may sell all (but not less than all) the stock of Owner Participant, or Owner Participant may sell and assign all (but not less than all) its right, title or interest in and to the Transponders, the Lessor's Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture, but subject to the Lien of the Indenture if then in effect), this Agreement, the other Operative Documents and the Hughes Agreements, to any institutional equity investor (an "Initial Transferee") only with the prior written consents required by Section 13.01 or in compliance with and satisfaction of the following conditions:

          (i) such Initial Transferee is a Person identified on Schedule VI or is an Affiliate of a Person identified on Schedule VI and has its obligations guaranteed by such Person pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M (or otherwise reasonably satisfactory to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee) (and such transfer complies with any restriction noted on such Schedule VI with respect to such Person) and, in the event such transfer is a sale of the stock of Owner Participant to such Initial Transferee, such Person guarantees as aforesaid the obligations of Owner Participant; provided, that such Person or any Affiliate guaranteeing the
                  ---------
     obligations of such Initial Transferee has a net worth of at least $50,000,000 or, if applicable, such higher net worth as set forth on
     Schedule VI; or

          (ii) in the event such transfer is a sale of the stock of Owner Participant to an Initial Transferee other than in accordance with paragraph (a)(i) above, the Initial Transferee or an Affiliate thereof has an A (or above) credit rating from Moody's or Standard & Poor's and has a net worth of at least $100,000,000 and such Initial Transferee or Affiliate meeting such financial standard guarantees the obligations of Owner Participant pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M

     (or otherwise reasonably satisfactory to HCG, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee); or

       (iii) in the event such transfer is a sale of assets of Owner Participant to an Initial Transferee other than in accordance with paragraph (a)(i) above, such Initial Transferee has an A (or above) credit rating from Moody's or Standard & Poor's and has a net worth of at least $100,000,000 or has its obligations guaranteed by an Affiliate meeting such credit rating and financial standards pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M (or otherwise reasonably satisfactory to HCG, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee); or

       (iv) such Initial Transferee (or an Affiliate thereof which guarantees the obligations of such Initial Transferee pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M (or otherwise reasonably satisfactory to HCG, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee) has a net worth of not less than $50,000,000 and is approved by HCG (which approval shall not be unreasonably withheld); and

       (v) after such transfer, Owner Participant in the case of a stock sale or Initial Transferee in the case of a sale of assets of Owner Participant shall have and maintain until the In-Service Date equity capital in an amount not less than 3% of Initial Lessor's Cost (at or anticipated as of the date of such transfer) for each of the Transponders, which amount shall at all such times be invested in debt obligations of Persons unrelated to Initial Transferee or any Affiliate thereof;

       (vi) the Initial Transferee shall not be a Competitor;

       (vii) assuming the accuracy of the representations made by Lessee in Sections 4.01(j) and (k) and by the Initial Transferee set forth in clause
     (viii) below, and assuming compliance by all holders of the Notes with the ERISA representation contained in the Notes set forth in Section 2.2 of the Indenture, no such transfer shall violate any provision of, or create a relationship which would be in violation of, any Applicable Laws, including, without limitation, applicable securities laws, any agreement to which Owner Participant or the Initial Transferee is a party or by which it or any of its property is bound and such transfer to or ownership by such Initial Transferee will not result in a "prohibited transaction" as defined in
     Section 406 of ERISA or Section 4975 of the Code, which "prohibited transaction" is not subject to a complete exemption pursuant to ERISA or the rules, regulations, releases or bulletins adopted thereunder;

       (viii) unless such transfer shall be a sale of the stock of the Owner Participant, the Initial Transferee shall enter into an Owner Participant Substitution Agreement, substantially in the form of Exhibit O (or otherwise reasonably satisfactory to HCG, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee), whereby the Initial Transferee shall confirm that it has the requisite power and authority to enter into and to carry out the transactions contemplated hereby and in each Operative Document and Hughes Agreement to which Owner Participant is or will be a party, and that it shall be deemed a party to each of such Operative Documents and Hughes Agreements and shall agree to be bound by all the terms of, and to undertake all the obligations of the transferor to be performed on or after the date of such transfer contained in, each of such Operative Documents and Hughes Agreements whereby such Initial Transferee shall make representations and warranties reasonably requested by HCG, Trust Company and (if the Lien of the Indenture shall then be in effect) Indenture Trustee similar in scope to the representations and warranties contained in Section 4.03; provided that
                                                               --------
     such Initial Transferee delivers to HCG, Trust Company and Indenture Trustee a written representation and warranty (or an opinion of counsel reasonably satisfactory to HCG, Trust Company and Indenture Trustee) that
     (i) it is not acquiring the interest being conveyed with assets subject to Title I of ERISA or Section 4975 of the Code or (ii) such transfer to or ownership by such Initial Transferee will not result in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code, which "prohibited transaction" is not subject to a complete exemption pursuant to ERISA or the rules, regulations, releases or bulletins adopted thereunder;

          (ix) the transferring Parent or Owner Participant shall have provided 10 days prior written notice of such transfer to Indenture Trustee, Trust Company and HCG, which notice shall specify (i) such information and be accompanied by evidence as shall be reasonably necessary to establish compliance with this Article XIII and (ii) the name and address (for the purpose of giving notice as contemplated by the Operative Documents) of the Initial Transferee;

          (x) whether or not the transfer actually occurs, the transferring Parent or Owner Participant shall pay or cause to be paid on an After-Tax Basis all reasonable fees, expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by Owner Trustee, Indenture Trustee or HCG, in connection with any transfer pursuant to this Article XIII;

          (xi) the transferring Parent or Owner Participant or the Initial Transferee shall have delivered to HCG, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to each of them, as to the due authorization, execution, delivery and enforceability of any guarantee agreement required by the foregoing clauses of this Section 13.02(a) and as to the matters referred to in clause (vii) of this Section 13.02(a); and

          (xii) in each case, such Initial Transferee is not General Electric Company or American Telephone and Telegraph Company or an Affiliate of either (singly and collectively, a "Prohibited Transferee"), unless HCG shall consent thereto (which consent may be withheld in Seller's sole discretion).

          (b) Any such sale of stock by Parent or assets by Owner Participant made in accordance with Section 13.02(a) shall automatically be deemed to release Parent, in the case of a stock sale, and both Owner Participant Guarantor and Owner Participant, in the case of an asset sale, from all obligations and liability hereunder and under the other Operative Documents, the Owner Participant Guarantee Agreement and the Hughes Agreements in respect of obligations to be performed on or after the date of such transfer.

          SECTION 13.03. Transfers Permitted After the In-Service Date. After
                         ---------------------------------------------
the In-Service Date, Owner Participant may transfer all but not less than all its right, title and interest in and to the Lessor's Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture, but subject to the Lien of the Indenture if then in effect) and in and to this Agreement and the other Operative Documents to any Person other than a Prohibited Transferee (a "Transferee") only with the prior written consents required by Section 13.01 or in compliance with and upon satisfaction of the following conditions:

          (a)  [Intentionally Omitted];

          (b) the Transferee or an Affiliate thereof guaranteeing the obligations of the Transferee pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee set forth as Exhibit M (or otherwise reasonably satisfactory to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee) shall be (i) a financial institution, corporation, leasing company or other institutional investor whose net worth at the time is at least $50,000,000 (a "Permitted Institution"), (ii) a financial institution, corporation, leasing company or other institutional investor the obligations of which, as Owner Participant under the Operative Documents, are guaranteed by a Permitted Institution, pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M (or otherwise reasonably satisfactory to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee) or (iii) an Affiliate of Owner Participant; provided that if such Affiliate is not a Permitted
                           --------
     Institution, Owner Participant shall guarantee the obligations of such Affiliate as Owner Participant under the Operative Documents pursuant to a guarantee agreement substantially identical to the form of Owner Participant Guarantee Agreement set forth as Exhibit M (or otherwise reasonably satisfactory to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee);

          (c)  the Transferee shall not be a Competitor;

          (d) assuming the accuracy of the representations made by Lessee in Sections 4.01(j) and (k) and by the

     Transferee set forth in Section 13.03(e) below, and assuming compliance by all holders of the Notes with the ERISA representation contained in the Notes set forth in Section 2.2 of the Indenture, no such transfer shall violate any provision of, or create a relationship which would be in violation of, any Applicable Laws, including, without limitation, applicable securities laws, any agreement to which Owner Participant or the Transferee is a party or by which it or any of its property is bound and such transfer to or ownership by such Transferee will not result in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code, which "prohibited transaction" is not subject to a complete exemption pursuant to ERISA or the rules, regulations, releases or bulletins adopted thereunder;

          (e) unless such transfer shall be a sale of the stock of the Owner Participant, the Transferee shall enter into an Owner Participant Substitution Agreement, substantially in the form of Exhibit 0 (or otherwise reasonably satisfactory to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee), whereby the Transferee shall confirm that it has the requisite power and authority to enter into and to carry out the transactions contemplated hereby and in each Operative Document and Hughes Agreement to which Owner Participant is or will be a party, and that it shall be deemed a party to each of such Operative Documents and Hughes Agreements and shall agree to be bound by all the terms of, and to undertake all the obligations of the transferor to be performed on or after the date of such transfer contained in, each of such Operative Documents and Hughes Agreements whereby such Transferee shall make representations and warranties reasonably requested by Lessee, Trust Company and (if the Lien of the Indenture shall then be in effect) Indenture Trustee similar in scope to the representations and warranties contained in Section 4.03; provided that such Transferee delivers to
                                --------
     Lessee, Trust Company and Indenture Trustee a written representation and warranty (or an opinion of counsel reasonably satisfactory to Lessee, Trust Company and Indenture Trustee) that (i) it is not acquiring the interest being conveyed with assets subject to Title I of ERISA or Section 4975 of the Code or (ii) such transfer to or ownership by such Transferee will not result in a "prohibited transaction" as defined in Section 406 of ERISA or

     Section 4975 of the Code, which "prohibited transaction" is not subject to a complete exemption pursuant to ERISA or the rules, regulations, releases or bulletins adopted thereunder;

          (f) the transferring Owner Participant shall have provided 30 days (or 10 days with respect to a transfer to an Affiliate as contemplated by
     Section 13.03(b)(iii)) prior written notice of such transfer to Indenture Trustee, Trust Company and Lessee, which notice shall specify (i) such information and be accompanied by evidence as shall be reasonably necessary to establish compliance with this Article XIII and (ii) the name and address (for the purpose of giving notice as contemplated by the Operative Documents) of the Transferee;

          (g) whether or not the transfer actually occurs, the transferring Owner Participant shall pay or cause to be paid on an After-Tax Basis all reasonable fees, expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by Owner Trustee, Indenture Trustee or Lessee, in connection with any transfer pursuant to this Article XIII; and

          (h) the transferring Owner Participant or the Transferee shall have delivered to Lessee, Trust Company and, if the Lien of the Indenture shall then be in effect, Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to each of them, as to the due authorization, execution, delivery and enforceability of the agreement or agreements referred to in clause (b) or (e) of this Section 13.03, and as to the matters referred to in clause (d) of this Section 13.03.

          SECTION 13.04. Effect of Transfer.  From and after any transfer
                         ------------------
effected in accordance with this Article XIII, the Person making such transfer (and any Person guaranteeing the obligations of such transferor) shall be released, to the extent of the obligations assumed by the Transferee (and, if required hereunder, guaranteed by an Affiliate of such Transferee), from their respective liabilities hereunder and under the other Operative Documents to which either of them is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by Owner Participant in accordance with this Article XIII, the Transferee shall be deemed "Owner Participant" for all purposes of the Operative Documents and each reference herein to Owner Participant making such transfer shall thereafter be deemed a reference to such Transferee for all purposes, except as provided in the preceding sentence.

          SECTION 13.05. Cooperation. Lessee agrees that it shall, to the extent
                         -----------
reasonably so requested by Owner Participant and at the expense of Owner Participant (except to the extent Lessee is obligated to pay such expenses under other provisions of the Operative Documents, subject to the provisions of
Section 6.02(e) and 6.02(g), which shall prevail), use good faith efforts to assist Owner Participant in effecting any transfer of its interest in the Lessor's Estate pursuant to this Article XIII.


                                  ARTICLE XIV

                 Additional Rights and Obligations of Parties
                 --------------------------------------------

          SECTION 14.01. Rights Following Lease Term. The parties have agreed
                         ---------------------------
that they will each have the following additional rights, obligations and limitations set forth in Sections 14.02 and 14.03 following the end of the Lease Term. In the event of any conflicts, the provisions of Sections 14.02 and 14.03 of this Article XIV shall apply regardless of any contrary provisions in any Hughes Agreement.

          SECTION 14.02. Hughes Agreements Liability. Notwithstanding the
                         ---------------------------
provisions of Article IX or the indemnity limitations set forth in Section 10.03 of the Purchase Agreement and Article 6 of the Service Agreement, if, during the period beginning after the expiration or earlier termination of the Lease and ending on the last day of the estimated useful commercial life of the Transponders as set forth in the In-Service Date Appraisal (the "Post Lease Term"), there is a breach by Lessee of any representation, warranty or agreement contained in Article 5 (except Section 5.02), 7, 8, 10, 12 or 13 or Section 10.03, 14.02, 14.03, 15.10 or 15.12 of the Purchase Agreement or there is a breach by Contractor of any representation, warranty or agreement contained in
Article 4, 8, or 10, or Section 1.2, 2.1, 6.2, 9.2, 9.3, 12.4 or 13.10 (to the
extent that Contractor makes an assignment in violation of the terms of Section 13.10) of the Service Agreement (all such provisions being referred to collectively as the "Significant Provisions") the Lessor or Owner Participant may proceed to enforce its rights in respect thereof in any manner permitted by law; provided, however, that:
     --------  -------

          (a) damages for a wrongful denial of access shall be governed exclusively by Section 14.03 of the Purchase Agreement and 9.3 of the Service Agreement, and Owner Trustee, Owner Participant, Lessor, Pass Through Trustee, any other Indemnitee or other Person who is an Affiliate of any of the foregoing Persons (each such Person referred to in this Article XIV as an "Owner Person" and collectively as "Owner Persons") shall not be entitled to any other damages as a result thereof;

          (b) no damages measured by, based upon or resulting from, directly or indirectly, any loss, loss of use, or physical damage to, the Transponders, or damages of any other type based upon any Transponder or Satellite performance or non-performance ("Transponder Performance Damages") claimed as a result of any damage to an Owner Person or any Person deriving rights from any Owner Person shall exceed, in the aggregate for all Owner Persons, an amount equal to the Per Day Cost for each day, until the breach shall have been cured, of such damages up to the last day of the Post Lease Term, except as set forth in Section 14.02(a) above. Per Day Cost shall be an amount equal to 12% of Buyer's Cost of such Transponder divided by the number of days from the end of the Basic Term to the end of the estimated useful commercial life of the Transponders as set forth in the In-Service Date Appraisal;

          (c) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.03 OF THE PURCHASE AGREEMENT OR IN THE SERVICE AGREEMENT, SELLER AND CONTRACTOR SHALL HAVE NO LIABILITY, FOR ANY WARRANTY, EXPRESS OR IMPLIED, IN RESPECT OF THE TRAN-SPONDERS OR THEIR PERFORMANCE, ALL OF WHICH ARE EXPRESSLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES UNDER DIVISION 2, CHAPTER 7, SECTIONS 2711 THROUGH 2717 OF THE CALIFORNIA COMMERCIAL CODE AND THE EQUIVALENT PROVISIONS OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK;

          (d) Lessee and Contractor shall in no event have any liability to an Owner Person under the terms of the Purchase Agreement and the Service Agreement or this Participation Agreement for loss of profits or other incidental or consequential damages claimed by an Owner Person, or as part of an indemnity claim by an Owner

     Person, based on costs or damages incurred by it in connection with claims asserted by third parties against such Owner Person based on representations, warranties or agreements made by any Owner Person to such third parties, or on claims made by such third parties against such Owner Person based on damages incurred by such third party arising out of their use of the Transponders with the permission of such Owner Person except (i) as otherwise specifically set forth in this Agreement, (ii) as to third party indemnification claims, to the extent that such damages are the result of a violation of any Applicable Law by Contractor or Lessee but, to the extent the damages consist of Transponder Performances Damages, the limitations of Section 14.02(b) shall apply or (iii) for any liability of an Owner Person that may result from damage to or interference with another satellite or transponders thereon as a result of a breach by Contractor of its obligations under the Service Agreement or by Seller of its obligations under the Purchase Agreement; provided, however, that notwithstanding the
                                   --------  -------
     above limitations, Seller will indemnify Buyer for all reasonable litigation costs and other procedural costs and expenses, including, but not limited to, attorneys' fees claimed by an Owner Person, or as part of an indemnity claim by an Owner Person, based on claims against such Owner Person arising from a breach by Lessee or Contractor of any Significant Provisions;

          (e) nothing contained in this Section 14.02 shall limit the exercise by an Owner Person of any rights such Owner Person may have under any other Operative Document or Hughes Agreement (including, without limitation, the right of Buyer or Owner to obtain equitable relief in connection with any breach by Seller or Contractor of their respective obligations under the Hughes Agreements), except that an Owner Person shall not be entitled to payments pursuant to this Agreement to the extent such Owner Person has already received payment for the damages resulting from such breach pursuant to the provisions of any Operative Document or Hughes Agreement; and

          (f) notwithstanding the above, Contractor shall only be liable for a breach of its obligations under section 1.2 of the Service Agreement in respect of the monitoring or management of the Satellite propellant if such breach is the result of gross negligence of Contractor or an Intentional Breach.

          SECTION 14.03. Final Term Liabilities. If, during the period beginning
                         ----------------------
at the end of the Post Lease Term and ending on the last day of the actual useful commercial life of the Satellite (the "Final Term") Owner Participant is unable as a result of an Intentional Breach to make commercial use of any Transponder that it owns, then Lessor or Owner Participant shall be entitled to compensation for its loss of Transponder use as set forth in Section 14.03(a).

          (a) Lessor or Owner Participant shall be entitled to be compensated by Lessee on a per Transponder basis for each day that Lessor or Owner Participant is unable to make commercial use of any such Transponder as a result of an Intentional Breach in an amount equal to the Per Day Cost. Owner Participant and Owner Trustee may enforce their rights in respect of any other Intentional Breach of the Significant Provisions during the Final Term subject to the limitations and provisions of Section 14.02(b), (c),
     (d) and (e).

          (b) As used herein, "Intentional Breach" shall mean any breach by Lessee or Contractor of the Significant Provisions which is the result of an action by the Boards of Directors of Lessee or Contractor or by any of their officers empowered to take such action or any agent authorized by the Board or any such officers to take such action to intentionally breach any of the Significant Provisions.

          (c) The provisions of Section 14.02(c), (d), (e) and (f) shall apply to the Final Term.

                                   ARTICLE XV

                                 Miscellaneous
                                 -------------

          SECTION 15.01. Confidentiality. (a) Owner Participant, Agent, Owner
                         ---------------
Trustee, Trust Company, Initial Note Purchaser and Indenture Trustee (both in its capacity as Indenture Trustee and Pass Through Trustee) (each, for purposes of this Section 15.01, a "Recipient") shall keep in strict confidence and not disclose to any Person not bound by this Agreement any Proprietary Information received by them except that Recipient shall not be liable for disclosure or use of any Proprietary Information if the Proprietary Information (i) is in or enters the public domain, other than by breach of this Section 15.01, prior to such disclosure by Recipient, (ii) is known to Recipient at the time of first receipt of such Proprietary Information, or thereafter becomes known to Recipient prior to or subsequent to such disclosure without similar restrictions from a source other than Lessee, as evidenced by written records, (iii) is developed by Recipient independently of any disclosure hereunder as evidenced by written records or (iv) is disclosed more than five (5) years after the date of first receipt of the disclosed Proprietary Information and provided that such
                                                           --------
Proprietary Information may be disclosed at any time by Recipient (A) to a bona fide prospective purchaser, lessee or transferee, other than a Prohibited Transferee, who shall agree to be bound by this Section 15.01, (B) to its Affiliates, employees, independent auditors and counsel, to the extent necessary for any of the foregoing to carry out their functions in connection with the transaction contemplated by the Operative Documents or the Hughes Agreements, subject to the further provisions of this Section 15.01, (C) to the extent reasonably deemed by any Recipient to be appropriate in order to protect its rights under any Operative Document or Hughes Agreement, (D) as part of Recipient's normal reporting or review procedure to its parent company, its officers or its attorneys and to auditors and regulators of Recipient as required thereby, (E) to the extent necessary to obtain appropriate insurance, to Recipient's insurance agents, brokers or underwriters provided that such Person agrees in writing to confidential treatment of the Proprietary Information disclosed or (F) to the extent required by law or by order (or direction, in the case of Indenture Trustee or any Pass Through Trustee) of a government agency, legislative body, or court of competent jurisdiction or regulatory examiner or pursuant to subpoena or other legal process or in connection with any legal proceeding or tax audit relating to the transaction contemplated by the Operative Documents or the Hughes Agreements or hereby; provided that in the case of any disclosure pursuant to clause (B), (C), (D) or
--------
(E), Recipient shall advise the Person to whom the disclosure is made of the confidential nature of any Proprietary Information disclosed and of the terms of this Section 15.01. If Recipient is required to disclose Proprietary Information pursuant to clause (F) of this paragraph, Recipient shall promptly notify HCG (if prior to the Execution Date) or Lessee (if on or after the Execution Date) of such disclosure requirement and upon the request of HCG or Lessee, as applicable, shall to the extent practicable at HCG's or Lessee's sole cost and expense and with counsel reasonably satisfactory to Recipient, fully cooperate with HCG or Lessee, as applicable, in contesting such disclosure. If after such contest disclosure is still required, then Recipient shall seek, if practicable, confidential treatment of such information from the applicable party.

          (b) "Proprietary Information" shall be defined as proprietary information of any nature in any form, including without limitation, all writings, memoranda, copies, reports, financial statements, papers, surveys, analyses, drawings, letters, computer printouts, software, specifications, data, graphs, charts, sound recordings and/or pictorial reproductions which have been reduced to written form. Proprietary Information shall be marked as proprietary by HCG (if prior to the Execution Date) or Lessee (if on or after the Execution
Date) with an appropriate legend, marking, stamp or other obvious written identification prior to disclosure. In the event that Lessee discloses its Proprietary Information to Recipient other than in the manner provided for in this paragraph (b), then HCG or Lessee, as applicable, shall promptly inform Recipient that such information is deemed proprietary and shall provide Recipient with a brief written description of such information within thirty
(30) days of such disclosure, identifying therein the manner, place, and date of such disclosure and the names of Recipient's representatives to whom such disclosure was made whereupon the provisions of this agreement shall become applicable to such Proprietary Information. Proprietary Information shall also mean any information, whether in written form or not, prepared by Recipient or anyone receiving Proprietary Information from Recipient or incorporating Proprietary Information.

          (c) Recipient shall not use the Proprietary Information, except in connection with the transactions contemplated by the Operative Documents or the Hughes Agreements, without prior written approval of HCG (if prior to the Execution Date) or Lessee (if on or after the Execution Date). Recipient shall not mechanically copy or otherwise reproduce Proprietary Information except to permit its use consistent with the purposes of the transactions contemplated by the Operative Documents and the Hughes Agreements and each copy or reproduction shall contain the same proprietary marking as the original.

          (d) All Proprietary Information in tangible form of expression which has been delivered or thereafter created by copy or reproduction pursuant to this Section 15.01 shall be and remain the property of HCG (if prior to the Execution Date) or Lessee (if on or after the Execution Date). All such Proprietary Information (other than the Appraisal and the In-Service Date Appraisal) and any and all copies and reproductions thereof shall (upon a repurchase of the Transponders by HCG or Lessee), subject to any retention requirements pursuant to Regulation B of the Federal Reserve Board, within thirty (30) days of written request by and at HCG's or Lessee's expense be either promptly returned to HCG or Lessee, as applicable, or destroyed at HCG's or Lessee's direction. In the event of such requested destruction, Recipient shall provide to HCG or Lessee, as applicable, written certification of compliance therewith within thirty (30) days of such written request.

          (e)  The disclosure of Proprietary Information under this Section
15.01 shall not be construed as granting either a license under any patent, patent application, or copyright, or any right of ownership in said Proprietary Information, nor shall such disclosure constitute any representation, warranty, assurance, guarantee, or inducement by Lessee with respect to infringement of patents or other rights of others.

          (f) This Section 15.01 contains the entire understanding between the parties with respect to the safeguarding of Proprietary Information, supersedes all prior communications and understandings with respect thereto, shall inure to the benefit of each of HCG and Lessee, its Affiliates and its successors and assigns, and shall be binding upon all parent, subsidiary, affiliated, and successor organizations of Recipient and their respective directors, officers and employees. Recipient shall be responsible for any breach of this Section
15.01 by any of the foregoing and with respect to the commercial or other confidential terms of the leases, subleases or use agreements relating to the Transponders or of the Operative Documents, and with respect to confidential customer information supplied to Recipient in connection with the Overall Transaction, by its special counsel listed in item 4 to Schedule A to Appendix A to this Agreement, its auditors and financial advisors (not including the Independent Appraiser) unless it shall obtain a written agreement from such Person to be bound by the terms of this Section 15.01, in which case Recipient shall not be liable for any breach by such Person of the terms thereof. By way of illustration only and not by way of limitation, the provisions of this
Section 15.01 shall inure to the benefit of HAC, GMHE, and General Motors Corporation.

          (g) Recipient shall be responsible only for actual damages, if any, proved by Lessee as a result of a breach of this Section 15.01 and shall not be responsible for any consequential or incidental damages or for Lessee's attorneys' fees incurred in connection with a suit or breach or enforcement of this 15.01.

          SECTION 15.02.  Publicity.  (a)  No party to any of the Operative
                          ---------
Documents or Hughes Agreements shall issue or release or permit to be issued or released for external publication any article or advertising or publicity matter relating to the transaction contemplated hereby and mentioning or implying the name of any other party to the Operative Documents or the Hughes Agreements unless prior written consent shall have been given by such party.

          (b) Each of Lessee, Owner Trustee, Indenture Trustee (both in its capacity as Indenture Trustee and Pass Through Trustee), Agent and Owner Participant hereby agree to keep in strict confidence and not disclose to any Person not bound by this Agreement the contents of the Operative Documents and the Hughes Agreements and the identity of the parties thereto; provided,
                                                               --------
however, that such Persons shall not be liable for disclosure or use of any such
-------
information to the extent the same is not disclosed to a Prohibited Transferee and (i) if it is in or enters the public domain, other than by breach of this
Section 15.02(b), (ii) to the extent required to be described in the offering memorandum or related offering materials for potential holders of the Notes or Pass Through Certificates or the materials distributed by Agent in connection with the sale or offer for sale of any interest, directly or indirectly, in the Transponders, Lessor's Estate or any Operative Documents or Hughes Agreements; provided, further, that such information may be disclosed at any time (A) to a
--------  -------
bona fide present or prospective user, purchaser, lessee or transferee or other party contracting with Lessee or its Affiliates, (B) in the circumstances contemplated by the applicable provisions of the Operative Documents or the Hughes Agreements (including, without limitation, in connection with the offering, issuance, sale or transfer of the Notes or Pass Through Certificates) or to its Affiliates, employees, independent auditors and counsel, to the extent necessary for any of the foregoing to carry out their functions in connection with the transactions contemplated by the Operative Document or the Hughes Agreements, subject to the further provisions of this Section 15.02(b),
(C) to the extent reasonably deemed by such Person to be appropriate in order to protect its rights under any Operative Document or Hughes Agreement,

(D) as part of such Person's normal reporting or review procedure to its parent company, its officers or its attorneys and to auditors and regulators of any such Person as required thereby, (E) to the extent necessary to obtain appropriate insurance, to such Person's insurance agent or (F) to the extent required by law or by order of a government agency, legislative body, or court of competent jurisdiction or regulatory examiner or pursuant to subpoena or other legal process or in connection with any legal proceeding or tax audit relating to the transaction contemplated by the Operative Documents or the Hughes Agreements or hereby. If any Person is required to disclose information pursuant to clause (F) of this paragraph, other than reports or other disclosures required to be made to the FCC, such Person shall promptly notify the other parties hereto of such disclosure requirement. This Section 15.02(b) shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns. Each party shall be responsible for any breach of this Section 15.02(b) by its Affiliates, officers, directors, employees, agents, counsel, accountants and other representatives to whom it provided such information; provided that if such Person obtains a written
                           --------
confidentiality agreement substantially to the effect of this Section 15.02(b) such Person shall not be liable for any such breach. A breach of this provision shall not constitute a Default, Lease Default or Lease Event of Default or Indenture Default or Indenture Event of Default; Lessee, Owner Trustee, Indenture Trustee, Agent and Owner Participant, as the case may be, shall be responsible only for liquidated damages of One Thousand Dollars ($1,000) as a result of a breach of this Section 15.02(b) and shall not be responsible for any consequential or incidental or other damages or attorneys' fees incurred in connection with a suit or breach or enforcement of this Section 15.02(b).

            SECTION 15.03.  Notices.  Unless otherwise specifically provided
                            -------
herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such notice shall become effective five Business Days after deposit in the mails, certified or registered, with appropriate postage prepaid for first class mail or by overnight courier or, if delivered by hand or in the form of a telecopy, telex, telegram, cable or other electronic means of communication which produces a written copy shall be effective when received, and, if mailed, shall be addressed (a) if to Lessee or Guarantor to their respective addresses as set forth in Schedule I, (b) if to Agent, Owner Participant, Owner Trustee, Indenture Trustee or Initial Note Purchaser, to its respective address as set forth in Schedule II, (c) if to any subsequent Owner Participant or holder of any Note, addressed to such Person at such address as such Person shall have furnished by notice to the parties hereto or (d) in the case of any other addressee, to such other address as any such addressee may designate by notice given to the parties hereto.

          SECTION 15.04.  Counterparts.  This Agreement may be executed by the
                          ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 15.05.  Amendments.  The terms of this Agreement shall not be
                          ----------
altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the party against which such alteration, modification, amendment, supplement or termination is sought. No Operative Document to which Lessee is not a party, other than the Trust Agreement, may be eliminated, amended, supplemented, waived or modified in a manner that shall increase the obligations or liabilities, or decrease the rights, of Lessee, unless consented to in writing by Lessee. No amendment, termination, supplement, waiver or modification of the Trust Agreement, not consented to in writing by Lessee, shall have the effect of increasing the obligations or liabilities or decreasing the rights of Lessee under any Operative Document or Hughes Agreement. Each of the parties hereto will furnish or cause to be furnished to Lessee, promptly after the execution and delivery thereof, an executed copy or a photocopy of an executed copy of each instrument (whether or not the consent of Lessee shall be required in connection therewith) that purports to terminate, amend, supplement, waive or modify any Operative Document to which Lessee is not a party.

          SECTION 15.06.  Parties in Interest.  The terms of this Agreement
                          -------------------
shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          SECTION 15.07.  Governing Law.  This Agreement has been delivered in,
                          -------------
and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts of laws provisions thereof.

          SECTION 15.08.  Method of Payment.  All amounts required to be paid by
                          -----------------
any party to any other party hereunder or under any of the other Operative Documents shall be paid as provided herein and in immediately available funds in legal tender of the United States of America.

          SECTION 15.09.  Severability.  Any provision of this Agreement which
                          ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or any provision in any other Operative Document, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Agreement shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of the Lease or any other Operative Document.

          SECTION 15.10.  [Intentionally Omitted]

          SECTION 15.11.  [Intentionally Omitted]

          SECTION 15.12.  Complete Aqreement.  This Agreement and the other
                          ------------------
Operative Documents and the Hughes Agreements constitute the complete agreement of the parties with respect to the matters contemplated hereby and thereby.

          SECTION 15.13.  Limitation of Liability of Trust Company.  It is
                          ----------------------------------------
expressly understood and agreed by and among the parties hereto that except as otherwise expressly provided herein, (i) this Participation Agreement is executed and delivered by Trust Company not in its individual capacity but solely as Owner Trustee in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only upon the Lessor's Estate and Owner Trustee, as trustee, (iii) actions to be taken by Owner Trustee pursuant to its obligations hereunder may, in certain instances, be taken by Owner Trustee only upon specific authority of Owner Participant and (iv) except as expressly set forth herein or in the other Operative Documents or the Hughes Agreements, nothing herein contained shall be construed as creating any liability of Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, Trust Company, all such liability, if any, being expressly waived by the other parties hereto, and by any Person claiming by, through or under them.

          SECTION 15.14.  Remedies.  Upon a breach by any party of its
                          --------
obligations under any Operative Document or Hughes Agreement, any other party to such Operative Document or Hughes Agreement may, subject to the provisions thereof, in its sole discretion proceed by appropriate court action, either at law or in equity, to enforce performance by the breaching party of any covenants of such party in any Operative Document or Hughes Agreement or recover damages for the breach thereof and may exercise every right, power or remedy given specifically hereunder or in any other Operative Document or Hughes Agreement or now or hereafter existing at law, in equity or by statute. Each and every right, power and remedy whether specifically given herein or under any other Operative Document or Hughes Agreement or otherwise existing and every such right, power or remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the enforcing party. The exercise of any right, power or remedy shall not be construed to be a waiver of any other right, power or remedy. No delay or omission by any party in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein. No express or implied waiver by any party of any default shall in any way be, or be construed to be, a waiver of any future or subsequent default.

          SECTION 15.15.  Survival of Agreement.  The representations,
                          ---------------------
warranties, indemnities and agreements of the parties provided for in this Agreement, and the parties' obligations under any and all thereof, shall survive the participation by Owner Participant pursuant to its Commitments and the purchase of the Series A Notes and the Series D Notes by Initial Note Purchaser, sale of the Transponders and the expiration or other termination of any of the Operative Documents or Hughes Agreements and shall be and continue in effect notwithstanding any investigation made by any Owner Participant, Agent, Owner Trustee, Initial Note Purchaser or Indenture Trustee.

          SECTION 15.16.  Intention of the Parties.  It is the intention of the
                          ------------------------
parties hereto that for United States Federal, state and local income tax purposes Lessor will be the owner and lessor of the Transponders to be delivered under the Lease and Lessee will be the lessee thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the date first above written.

                                       HUGHES COMMUNICATIONS GALAXY, INC.,

                                         by /s/ Scott B. Tollefsen
                                           ------------------------------------
                                           Name:   Scott B. Tollefsen
                                           Title:  Vice President and Secretary

                                       ORION ONE, INC.,

                                         by /s/ Robert F. Feeney
                                            -----------------------------------
                                            Name:   Robert F. Feeney
                                            Title:  Vice President

                                       STATE STREET BANK AND TRUST
                                       COMPANY OF CONNECTICUT, NATIONAL
                                       ASSOCIATION,

                                         by  /s/ Lese Amato
                                            -----------------------------------
                                            Name:   Lese Amato
                                            Title:  Vice President

                                       WILMINGTON TRUST COMPANY,

                                         by /s/ William B. Sowden, III
                                            -----------------------------------
                                            Name:   William B. Sowden, III
                                            Title:  Vice President

                                       HUGHES COMMUNICATIONS, INC.,


                                         by /s/ Scott B. Tollefsen
                                            -----------------------------------
                                            Name:   Scott B. Tollefsen
                                            Title:  Vice President and Secretary

                                       BT SECURITIES CORPORATION

                                         by /s/ Mary C. Kilty
                                            -----------------------------------
                                            Name:   Mary C. Kilty
                                            Title:  Managing Director